MFS(R)/Sun Life Series Trust

SEMIANNUAL REPORT [bullet] June 30, 1998





Bond Series
Government Securities Series
High Yield Series
International Growth and
 Income Series
 (formerly MFS(R)/Foreign & Colonial International Growth and Income Series) MFS(R)/Foreign & Colonial Emerging
 Markets Equity Series
Money Market Series
Strategic Income Series
World Asset Allocation(SM) Series
World Governments Series
World Total Return Series
Zero Coupon Series, Portfolio 2000

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           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
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

Letter from the Chairman

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

A discussion of the performance and current investment strategy for each of the Series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had those charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,

/s/ John D. McNeil

John D. McNeil
Chairman

July 13, 1998

Management Review and Outlook

Bond Series
The Series commenced operations on May 6, 1998, and from that date through June 30, 1998, provided a total return of 2.00%.

The Series currently is overweighted in investment-grade corporate bonds and high-yield securities. We expect to have, on average, a 50% weighting in investment-grade corporates and roughly 20% in the high-yield market, which is the Series' maximum allocation. The Series has almost no allocation to international government bonds, based on our view that yields have converged among the United States, Germany, and the other European countries at 6%. Thus, we think the United States is the most attractive market. Inflation in the United States is low, its economy is strong, and it has the market leaders in many major industries, most notably in technology and telecommunications.

Currently, the Series' duration, or sensitivity to changes in interest rates, is about seven years, which is its usual maximum. This reflects our view that, with inflation at about 1.5%, and 10-year U.S. Treasuries at around 5.5% and perhaps moving down a little, the environment for fixed-income securities is very attractive.

Looking ahead, the biggest risks to the bond market are the possibility of the U.S. economy growing too fast and the Asian slowdown that people are counting on not developing. If economic growth continues at a 4% to 5% annual rate, there's no Asian-induced slowdown, and we start to see some early signs of inflation, the Federal Reserve Board (the Fed) could be forced to raise short-term interest rates, even if there still are no inflation pressures. However, if interest rates and inflation remain steady and the U.S. economy continues to grow at a moderate pace, which is what we expect, it will be a positive environment for investment-grade corporate and high-yield bonds, as well as for some of the emerging markets, which are very sensitive to changes in short-term interest rates.

Government Securities Series
For the six months ended June 30, 1998, the Series provided a total return of 3.91%. This compares to a 3.87% return for the Lehman Brothers
Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

To most investors, the surprise of this year has been that robust economic growth, especially this late in the economic cycle, has coincided with a dramatic improvement in inflation trends and an overall decline in interest rates. Even though economic activity for much of the year exceeded a level that the Fed would consider noninflationary, and in spite of the fact that the Fed increased the federal funds rate to 5.50% in March of 1997, two trends have worked in favor of the market and helped lower rates. The first was the sharp decline in the U.S. government's borrowing needs. In fact, for the 12-month period ended June 1998, the government was running a surplus of about $56.2 billion, and for the fiscal year ending this October the surplus may be somewhat higher. The second favorable trend was the decline in inflation. Much to the surprise of most economists, inflation fell significantly over the course of the year, with the Consumer Price Index, for example, declining to 1.70% in 1997 from 3.30% in 1996.

The fixed-income environment, although at times volatile, was generally positive over the past six months. With the general decline in interest rates, coupon income was augmented by opportunities for capital appreciation, particularly in longer-maturity securities. For example, an investment in the two-year sector would have returned 2.90%, whereas the total return in the 10-year sector was 4.27%. With household income, job growth, and consumer confidence quite strong, the rally in shorter maturities was somewhat limited by concerns that the Fed would again find it necessary to raise short-term interest rates. The very favorable performance on the inflation and fiscal fronts, however, provided a very positive underpinning for Treasuries, one from which longer maturities were able to benefit. This environment benefited the Series, given our overweighting in longer-maturity Treasury and agency securities.

For most of this year, the Series' duration, or sensitivity to changes in interest rates, has been 5% to 10% longer than those of the appropriate benchmarks. Strength in employment and overall economic activity, along with the risk that the Fed might raise interest rates, argued for caution. Thus, we have not positioned duration more aggressively. The many positive underpinnings to the market, however, did suggest that we should position the portfolio to benefit from opportunities for capital appreciation as fears of Fed action receded.

Looking ahead, the economic environment, especially prospects for the fixed-income market, should be especially positive. The supply-side nature of the economic expansion (with growth in supply outstripping that of demand) and the boom in global production capacity have helped suppress inflation. Declining inflation at this stage of the economic expansion is remarkable, and any slowdown in economic growth could quickly trigger even lower inflation expectations. Investors, however, have yet to embrace the idea that the economy is at or close to price stability. Although the economy shows few signs of weakening, interest rates will have considerable room to fall after economic activity cools and the view that we are indeed close to the long-term objective of price stability becomes more broadly accepted.

High Yield Series
For the six months ended June 30, 1998, the Series provided a total return of 5.30%. This compares to a 4.50% return for the Lehman Brothers High Yield Bond Index. The high-yield market is experiencing an unprecedented period of growth and strong performance and continues to be the best-performing domestic fixed-income asset class. So far this year, a record $97 billion of high-yield bonds has been issued by 422 companies, and the market has surpassed $570 billion in bonds outstanding. Healthy economic growth has contributed to the market's performance as companies have continued to post improved operating results.

The spread, or difference, between yields on high-yield bonds and U.S. Treasury notes has widened recently as some global equity investors have sought the security of the Treasury market following renewed concerns about economic problems in Asia. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result of this flight to quality, the yield on Treasury notes fell slightly, to 5.4%, while the yield on the Salomon Brothers High-Yield Bond Index, an unmanaged index of noninvestment-grade U.S. corporate debt, remained at 9.2%. Given the low level of interest rates, we believe the high-yield market remains attractively valued, with the spread to Treasuries at 3.8%, its widest level in two-and-a-half years.

While the economic slowdown in Asia could adversely affect the U.S. economy, we do not think it will materially impact the credit quality of the high-yield companies owned by the Series. The Series is primarily invested in the bonds of domestic companies, and when the crisis in Southeast Asia developed last fall we reduced our holdings in companies with high exports to that area.

We believe that many high-yield telecommunications issues continue to represent good value, given their growth opportunities and the higher yields available in this sector. The telecommunications sector is our largest industry overweighting and has been one of the best-performing sectors in the high-yield market over the past 12 months. The Series is also overweighted in the aerospace sector, in which equipment suppliers such as BE Aerospace are benefiting from strong orders for new commercial aircraft. Our portfolio is underweighted in the energy sector, but we will look for investment opportunities in this area because recently yields have risen in response to oil prices sinking to their lowest levels in 12 years.

International Growth and Income Series
For the six months ended June 30, 1998, the Series provided a total return of 19.65%. This compares to a 15.81% return for the unmanaged Lipper International Funds Index and to a 16.08% return for the Morgan Stanley Capital International
(MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

The Series is managed on a bottom-up basis; that is, we approach each stock as a potential purchase candidate, as opposed to a top-down approach that develops an overview of broad economies and markets, then picks stocks based on that overview. Although both approaches borrow from each other, we feel the difference in emphasis is important, and we believe in the long-term benefits of our bottom-up approach.

The Series has benefited from its heavy weighting in stocks in Europe. Europe looks relatively good due to strong earnings growth in several countries there. The Series also benefited from its light weighting in the Far East, especially in Japan, and minimal exposure to emerging markets. The better-performing countries include some of the smaller ones such as Sweden, the Netherlands, Italy, and Portugal. International companies in Sweden and the Netherlands are doing particularly well. Favorable individual company performance has come from Pinault-Printemps-Redoute, a French department store chain; Compass Group, a British food caterer; Henkel, a German chemical company; British Aerospace; Skandia, a Swedish insurance company; Banco Totta, a Portuguese bank; INA, an Italian insurance company; and TF-1, a French television company.

The companies in the Series tend to have steady earnings. This applies to consumer staples, financial services, and telecommunications companies. The only sector with a heavy weighting that doesn't fit this pattern is technology. Even there, the technology companies in the Series tend to be manufacturers such as Canon, as opposed to the more volatile industries such as semiconductors.

While there is some risk that investors will decide that the European markets have gone up about as far as they can for the time being and that they're too expensive, Europe and the United States still appear to be the most attractive places to invest right now.

Looking ahead, we think the companies in the Series are going to continue to benefit from low inflation and low interest rates. The rippling effect of the economic crisis in the Far East is causing a slowdown in many other countries and will have to be monitored carefully.

MFS(R)/Foreign & Colonial Emerging Markets Equity Series
For the six months ended June 30, 1998, the Series provided a total return of -17.54%. This compares to a -17.00% return for the Lipper Emerging Markets Funds Index and to a -18.86% return for the MSCI Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets.

The emerging markets have continued to be quite volatile due to the Asian crisis, which has led to worries over its spreading to other regions. Among the primary causes for this crisis were high levels of foreign borrowing by both the government and corporate sectors, poor returns on investments, overvalued currencies pegged to the U.S. dollar, and high equity prices. This has caused some roller-coaster stock market performances in countries such as Brazil, Turkey, and Russia. The Asian crisis and the economic health of Japan led to tightening liquidity in the region, although in recent months the situation has eased due to financial assistance from international aid agencies such as the International Monetary Fund (the IMF).

Although we believe the crisis will take several years to be resolved fully, we are seeing the first signs of a recovery in the willingness of governments in the region to undertake structural reform with the help of the IMF. The next stage will be to recapitalize the banking sector and encourage corporate bankruptcies. Foreign capital will then begin to move back into the region, although we also expect significant political change following the precedent set by the resignations of President Suharto in Indonesia and Prime Minister Hashimoto in Japan.

Given this environment, we have kept a low weighting in Southeast Asia (taking positions down to nearly zero in Thailand, Indonesia, the Philippines, and Malaysia), preferring to overweight Eastern Europe, the Middle East, and Latin America. Specifically, our exposure to Brazil, Mexico, Egypt, and Morocco has helped performance, while our exposure to markets in Hong Kong, China, and Poland has hindered performance. However, we are still finding what we believe are interesting companies in Hong Kong, China, and India. For example, we believe Qingling Motors, the leading pickup truck manufacturer in China, will benefit from cheaper parts imported from Japan. The compound annual growth rate for these companies' earnings over the past two years has been approximately 75% and, with new launches expected over the next year plus superior product quality, we believe this growth level will be maintained.

Turning to other markets, Latin America initially benefited from the Asian crisis as international investors turned toward the region. More recently, the currency crisis in Asia has led to worries about the Mexican peso and the privatization program in Brazil. The medium-term outlook for the region looks encouraging because economies have reduced their structural imbalances and the banking sector has recapitalized.

Among other emerging markets, the European, Middle Eastern, and African regions, or the EMEA, remain our favorite areas. Although Portugal looks expensive following its spectacular rise, Egypt remains an excellent value, and we have added significantly to our positions in South Africa because we expect inflation and interest rates there to gradually decline during the year.

Looking ahead, we believe that at current levels emerging markets are very attractive compared with developed markets, although we remain cautious on Asia, neutral on Latin America, and positive on the EMEA region.

Money Market Series
Interest rates on short-term (90-day) securities remained stable during the past six months. The Fed did not adjust monetary policy, thus the federal funds rate remained at 5.50% for the entire period. At the present time, approximately 54% of assets are invested in U.S. government or government-guaranteed issues, with the balance in corporate and bank issues. The average maturity of the Series on June 30, 1998, was 39 days, versus 42 days on December 31, 1997. We continue to limit the Series' investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to provide maximum security against credit risk.

We expect short-term interest rates to be flat over the next several months.

Strategic Income Series
The Series commenced operations on May 6, 1998, and from that date through June 30, 1998, provided a total return of 1.10%.

It's been a mixed environment for bonds so far this year. However, the portfolio invests across several types of credit, so when one type of bond is under pressure, often another type will perform well. The U.S. high-yield corporate sector is benefiting from a strong U.S. economy, a strong stock market, and a worldwide shortage of investments with good yields. Additionally, a number of high-quality companies have acquired high-yielding companies, which has boosted the quality of the acquired bonds. As a result, people looking for higher yield have put more money into high-yield investments.

Regarding Asia, we feel the economic problems there have a way to go before they are resolved, so we have limited our Asian exposure until the markets present a more attractive buying opportunity. In the future, perhaps six months or more, there will be opportunities to invest in Asian corporate and government debt.

Europe is showing economic strength right now, which is improving European credit ratings but pushing interest rates down, and the convergence of countries into a single economic bloc is reducing the difference between each country's yield, diminishing the value of government debt and limiting investment opportunities.

We had been concerned that, due to the extreme inflation of the value of U.S. assets, particularly stock and real estate prices, the Fed would raise interest rates. The turmoil in Asia seems to have dissuaded it from taking action at this time. Further inaction should preserve bond prices at higher levels.

We are optimistic about the worldwide environment for bonds. If we have a major concern, it is that the world may have excess liquidity at the moment, which has been a factor in the run-up in the equity markets. There is a possibility that some of this liquidity will be withdrawn from world markets to combat the troubles in Asia. If this happens, it will negatively impact the stock market, which could be favorable for the bond market.

World Asset Allocation Series
For the six months ended June 30, 1998, the Series provided a total return of 9.84%. This compares to six-month returns for the following unmanaged indices:
17.71% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular index of common stock total return performance; 17.12% for the MSCI EAFE Index; 3.93% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, agency, and corporate bond issues and mortgage-backed securities; and 2.66% for the J.P. Morgan Non-Dollar Government Bond Index, an index of international bonds.

Except for Asia, the world's equity markets have performed extremely well since 1991. As a result, people are investing heavily in equities, sometimes to the detriment of the diversity of their portfolios. To better balance this situation, the Series seeks to maintain a diverse global portfolio that will provide investors with a number of nonlinked investment vehicles.

As a result of the dynamic worldwide investment environment, the Series is overweighted in international equities, at a targeted allocation of 50% of assets. We've doubled the targeted U.S. equity allocation to 20%, but that is still an underweighting. Our bond position is focused on U.S. high-yield corporate issues because we feel that we can take advantage of the continuing consolidation between high-yield and investment-grade companies. This trend has been buoyed by a resilient U.S. economy, and we remain optimistic about the sector even though U.S. economic growth is slowing. We've devoted 8% of our allocation to long-duration U.S. Treasury securities to take advantage of better prices stemming from the low-inflation scenario and federal budget surpluses.

We remain committed to meeting the Series' objective of providing competitive total returns with relatively low volatility over a reasonable business cycle, while seeking to mitigate market risks through research and broad diversification.

World Governments Series
For the six months ended June 30, 1998, the Series provided a total return of 1.58%. This compares to a 2.78% return for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The Series is replacing the JP Morgan Global Government Bond Index (an aggregate of actively traded government bonds issued by 13 countries including the United States, with remaining maturities of less than one year) with the Salomon Index because we feel the Salomon Index better reflects the universe in which the Series invests.

For the past six months, the Asian economic crisis has been the largest factor in determining the global environment for bond investing. The slowdown in growth that has resulted from the Asian problem, combined with a lack of inflation, has resulted in a very positive environment for almost all bond markets in developed countries. Given these conditions, we had expected that the three major central banks -- those in the United States, Germany, and Japan -- would leave interest rates unchanged. This expectation has proven accurate and we believe that, absent inflationary signs, the Fed will continue to put off raising rates as long as economic turmoil exists in Southeast Asia.

By the end of June, the Japanese appeared to be getting closer to addressing their severe banking problems as well as offering badly needed income tax cuts in order to stimulate their depressed economy. However, markets will remain skeptical until firm policies are put into place and acted upon. Meanwhile, Western Europe continues to prepare itself for the initial phase of European monetary union, which is set to begin in January 1999. This will be a huge and significant undertaking that will take years to fully implement.

Year-to-date returns for all bond markets in the Salomon Index registered positive returns when measured in local terms (not adjusted for currency differences). The better performers have been Sweden and the United Kingdom, and Japan has been the worst. The Series has benefited from being overweighted in the United Kingdom and underweighted in Japan. Performance relative to the index was hurt by overweighting the United States, which underperformed at the beginning of the year.

Our views have not dramatically changed from the beginning of the year. The inflation outlook, fiscal progress in several regions of the world in lowering budget deficits, and increasing global competition are some of the very favorable factors that we believe will continue to lower global interest rates. Many bond markets have already discounted these positive developments. For interest rates to drop significantly from their current low levels, the Southeast Asian economies would have to continue unraveling, thereby causing central banks to ease monetary policy and put more currency into their respective economies. However, we do not foresee this scenario coming to pass in the near future.

Meanwhile, the direction of both the Japanese economy and the yen will be critical for most fixed-income markets in the months ahead. We continue to believe the bond markets with the highest real and nominal interest rates will perform well. Consequently, we expect to maintain our overweighted position in the U.S. bloc, with underweightings in both the European and Japanese blocs.

World Total Return Series
For the six months ended June 30, 1998, the Series provided a total return of 11.03%. This compares to that of a benchmark made up of a combination of the MSCI World Index (60%) and the J.P. Morgan Global Government Bond Index (40%), which returned 11.31% for the same period. The MSCI World Index is an unmanaged index of global equities, while the J.P. Morgan Global Government Bond Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. Over the same period, the Lipper Global Flexible Fund Index returned 8.21%.

The Series has benefited from this year's improved performance of several foreign stock markets relative to U.S. markets. While the U.S. markets have performed well, some European markets have done even better, not only in local currency terms but also in dollar terms. At the same time, the Series has been helped by the fact that the weighting in the Far East, including in Japan, has been relatively light.

While Europe has been the strongest region in the world, even there it has been a stock-picker's market, one that stresses individual company selection over country selection, which is how the Series is managed. The list of holdings that were key contributors includes stocks from Portugal, Canada, the United Kingdom, Germany, Sweden, France, and the Netherlands. Stocks include Scandia, Mannesmann, Compass Group, Pinault Printemps Redoute, and Williams.

The Series' biggest industry weighting is in financial services, which includes banks, insurance companies, and miscellaneous financial companies. While it has been an area of very strong performance for a very long time, we believe we might be approaching the end of the period of strong performance for some of these companies. These stocks benefit from declining interest rates, and it appears that most of that phenomenon has taken place.

Another large sector is consumer staples. Here, we look for companies with stable and growing earnings. That includes companies like Wella, a cosmetics company in Germany; Foster's Brewing, a beer company in Australia; and Kirin Beverage in Japan.

In the Series' bond portion, we recently began switching assets back to the U.S. and German markets after concentrating on the higher-yielding European bond markets for the past 18 months, which had enabled us to benefit from the convergence of yields leading up to European monetary union. We believe most of the European convergence is behind us and that the U.S. bond market offers better relative value based on both real (inflation-adjusted) and nominal rates. While most economies in Europe are recovering, the United Kingdom is beginning to falter due to an overvalued currency and relatively high interest rates. As a result, we have increased our bond holdings in the United Kingdom. Globally, inflation remains quite benign and, in some countries, is actually falling. We feel this will help maintain the constructive tone in most bond markets.

Zero Coupon Series, Portfolio 2000
The total return for the Series was 2.97% for the six months ended June 30, 1998, as intermediate-term U.S. Treasury notes moved lower during the period, with yields on two-year Treasuries ranging from 5.30% to 5.70%. The portfolio consists of discounted coupon or principal payments that are stripped from U.S. Treasury securities in order to provide a predictable and compounded rate of return. With no interest payments prior to maturity, these portfolios are more sensitive to interest-rate changes than are comparable bond funds with similar maturities. While there will be fluctuations within the portfolio subject to interest-rate moves, all portfolio holdings are guaranteed by the U.S. Treasury at maturity. (While the guarantees do not apply to the individual units of the Series, they assure a specified return to contract owners who hold their units to the maturity of the Series.)

                       -----------------------------------
The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Performance Summary

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

   Average Annual and Cumulative Total Rates of Return through June 30, 1998


Bond Series

                                                                  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                                   +2.00%
--------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.


Government Securities Series(1)

                                6 Months       1 Year      3 Years      5 Years  10 Years/Life
----------------------------------------------------------------------------------------------
Cumulative Total Return           +3.91%      +10.16%      +22.13%      +34.77%       +123.61%
----------------------------------------------------------------------------------------------
Average Annual Total Return          --       +10.16%      + 6.89%      + 6.15%       +  8.38%
----------------------------------------------------------------------------------------------

High Yield Series(2)

                                6 Months       1 Year      3 Years      5 Years  10 Years/Life
----------------------------------------------------------------------------------------------
Cumulative Total Return           +5.30%      +12.36%      +42.16%      +61.49%       +171.65%
----------------------------------------------------------------------------------------------
Average Annual Total Return          --       +12.36%      +12.44%      +10.06%       + 10.51%
----------------------------------------------------------------------------------------------

International Growth and Income Series(3)

                                       6 Months         1 Year    10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                 +19.65%        +20.30%           +35.36%
--------------------------------------------------------------------------------
Average Annual Total Return                 --         +20.30%           +11.66%
--------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, October 2, 1995, through June 30, 1998.


MFS(R)/Foreign & Colonial Emerging Markets
Equity Series(3)

                                    6 Months         1 Year    10 Years/Life*
-----------------------------------------------------------------------------
Cumulative Total Return              -17.54%        -25.32%           - 8.91%
-----------------------------------------------------------------------------
Average Annual Total Return              --         -25.32%           - 4.41%
-----------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, June 5, 1996, through June 30, 1998.

Strategic Income Series

                                                                  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                                   +1.10%
--------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 6, 1988, through June 30, 1998.


World Asset Allocation(SM) Series(3)

                                6 Months       1 Year      3 Years  10 Years/Life*
----------------------------------------------------------------------------------
Cumulative Total Return           +9.84%      +11.69%      +55.73%         +72.89%
----------------------------------------------------------------------------------
Average Annual Total Return          --       +11.69%      +15.91%         +16.20%
----------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1998.


World Governments Series(3)

                                6 Months      1 Year     3 Years      5 Years  10 Years/Life
--------------------------------------------------------------------------------------------
Cumulative Total Return           +1.58%      +2.63%      +8.54%      +27.08%       +106.49%
--------------------------------------------------------------------------------------------
Average Annual Total Return          --       +2.63%      +2.77%      + 4.91%       +  7.52%
--------------------------------------------------------------------------------------------

World Total Return Series(3)

                                  6 Months       1 Year      3 Years  10 Years/Life*
------------------------------------------------------------------------------------
Cumulative Total Return            +11.03%      +16.92%      +55.53%         +70.79%
------------------------------------------------------------------------------------
Average Annual Total Return            --       +16.92%      +15.86%         +15.81%
------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1998.


Zero Coupon Series, Portfolio 2000

                                6 Months      1 Year      3 Years      5 Years  10 Years/Life
---------------------------------------------------------------------------------------------
Cumulative Total Return           +2.97%      +7.69%      +18.26%      +28.54%       +151.24%
---------------------------------------------------------------------------------------------
Average Annual Total Return          --       +7.69%      + 5.75%      + 5.15%       +  9.65%
---------------------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

1 Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

2 Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility.

3 Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

Portfolio of Investments -- June 30, 1998
Bond Series
Bonds -- 55.7%

                                        Principal Amount
Issuer                                   (000 Omitted)                 Value
U.S. Bonds -- 55.7%
Airlines -- 0.1%
Northwest Airlines, Inc., 8.7s, 2007 .....   $  2                  $        2,100
                                                                   --------------
Automotive -- 0.2%
Federal Mogul Corp., 7.5s, 2004 ..........   $  5                  $       4,990
                                                                   --------------
Building -- 0.6%
McDermott, Inc., 9.375s, 2002 ............   $ 15                  $      16,061
                                                                   --------------
Electrical Equipment -- 0.2%
Honeywell, Inc., 6.625s, 2028 ............   $  5                  $       5,063
                                                                   --------------
Entertainment -- 0.7%
News America Holdings, Inc.,
  6.625s, 2008 ...........................   $  5                  $       4,992
Time Warner, Inc., 0s to 2016, 8.3s,
  2036 ...................................     40                         13,015
                                                                   --------------
                                                                   $      18,007
                                                                   --------------
Financial Institutions -- 0.2%
Donaldson Lufkin & Jenrette, 6.5s,
  2008 ...................................   $  5                  $       5,000
                                                                   --------------
Government National Mortgage
  Association -- 15.6%
GNMA, 7s, 2099 ...........................   $400                  $     406,372
                                                                   --------------
Insurance -- 0.1%
Conseco, Inc., 6.4s, 2001 ................   $  3                  $       2,998
                                                                   --------------
Medical and Health Technology
  and Services -- 0.6%
Columbia/HCA Healthcare Corp.,
  7.69s, 2025 ............................   $ 17                  $      16,425
                                                                   --------------
U.S. Treasury Obligations -- 31.6%
U.S. Treasury Bonds, 6.125s, 2027 ........   $765                  $     819,743
                                                                   --------------
Utilities -- Electric -- 4.4%
Cleveland Electric Illuminating Co.,
  9s, 2023 ...............................   $ 40                  $      44,208
GG1B Funding Corp., 7.43s, 2011 ..........     25                         25,274
Salton Sea Funding Corp., 7.84s,
  2010 ...................................     40                         43,537
Waterford 3 Funding Corp., 8.09s,
  2017 ...................................      2                          2,073
                                                                   --------------
                                                                   $     115,092
                                                                   --------------
Utilities -- Gas -- 1.4%
Coastal Corp., 6.95s, 2028 ...............   $ 15                  $      14,491
Coastal Corp., 7.42s, 2037 ...............     20                         20,910
                                                                   --------------
                                                                   $      35,401
                                                                   --------------
  Total U.S. Bonds
    (Identified Cost, $1,425,957) ............................     $   1,447,252
                                                                   --------------


Short-Term Obligations -- 54.5%

                                        Principal Amount
Issuer                                    (000 Omitted)                Value
Federal Farm Credit Bank
  Consolidated Disc Note, due
  7/06/98 ................................   $200                  $     199,847
Federal Home Loan Mortgage,
  Discount Notes due 8/06/98 .............    170                        169,077
Federal Home Loan Mortgage,
  Discount Notes, due 7/14/98 ............    200                        199,605
Federal National Mortgage Assn.,
  due 7/01/98 ............................    100                        100,000
Student Loan Marketing,
  Discount Notes due 7/01/98 .............    550                        550,000
Tennessee Valley Authority Discount
  Notes, due 7/24/98 .....................    200                        199,310
                                                                   --------------
  Total Short-Term Obligations, at Amortized Cost ..............   $   1,417,839
                                                                   --------------
  Total Investments
    (Identified Cost, $2,843,796) ..............................   $   2,865,091
Other Assets,
  Less Liabilities -- (10.2)% ..................................        (265,863)
                                                                   --------------
  Net Assets -- 100.0% .........................................   $   2,599,228
                                                                   ==============

           See portfolio footnotes and notes to financial statements


                                                                           7-BDS

Portfolio of Investments -- June 30, 1998
Government Securities Series
Bonds -- 96.6%

                                         Principal Amount
Issuer                                     (000 Omitted)               Value
U.S. Government Guaranteed -- 69.4%
U.S. Treasury Obligations -- 45.8%
U.S. Treasury Bonds, 10.375s, 2012           $11,300               $ 15,131,378
U.S. Treasury Bonds, 9.875s, 2015 ........    13,945                 20,311,729
U.S. Treasury Bonds, 8s, 2021 ............     3,657                  4,714,093
U.S. Treasury Bonds, 6.125s, 2027 ........    27,650                 29,628,634
U.S. Treasury Notes, 8.5s, 2000 ..........    22,600                 23,627,622
U.S. Treasury Notes, 8s, 2001 ............    37,600                 40,032,344
U.S. Treasury Notes, 6.5s,
  2002 - 2006 ............................    43,450                 45,716,549
U.S. Treasury Notes, 5.5s, 2003 ..........    13,600                 13,590,142
U.S. Treasury Notes, 5.625s, 2008 ........     4,700                  4,763,873
                                                                   ------------
                                                                   $197,516,364
                                                                   ------------
Government National Mortgage
  Association -- 22.1%
GNMA, 6.5s, 2003 -- 2028 .................   $14,778               $ 14,745,431
GNMA, 7s, 2008 -- 2012 ...................     7,342                  7,507,449
GNMA, 7.5s, 2008 -- 2027 .................    45,758                 47,048,096
GNMA, 8s, 2024 -- 2028 ...................    25,052                 25,959,838
GNMA, 12.25s, 2015 .......................         8                      9,284
                                                                   ------------
                                                                   $ 95,270,098
                                                                   ------------
Small Business Administration -- 1.5%
SBA, 8.2s, 2005 ..........................   $   869               $    908,066
SBA, 8.4s, 2007 ..........................       453                    475,711
SBA, 8.7s, 2009 ..........................     3,015                  3,250,542
SBA, 9.05s, 2009 .........................       507                    547,759
SBA, 9.65s, 2007 .........................       303                    325,320
SBA, 10.05s, 2009 ........................       643                    712,065
                                                                   ------------
                                                                   $  6,219,463
                                                                   ------------
  Total U.S. Government Guaranteed ...........................     $299,005,925
                                                                   ------------
U.S. Federal Agencies -- 27.2%
Aid to Israel, 5.625s, 2003 ..............   $ 2,000               $  1,997,820
Federal Home Loan Mortgage
  Corp., 6.288s, 2027 ....................     8,538                  8,617,978
Federal Home Loan Mortgage
  Corp., 6.5s, 2028 ......................    21,285                 21,224,976
Federal Home Loan Mortgage
  Corp., 7.5s, 2001 ......................     3,787                  3,836,369
Federal National Mortgage Assn.,
  6.5s, 2012 -- 2013 .....................     7,758                  7,801,408
Federal National Mortgage Assn.,
  6.882s, 2020 ...........................       308                    306,321
Federal National Mortgage Assn.,
  7.27s, 2005 ............................     6,038                  6,179,898
Federal National Mortgage Assn.,
  7.5s, 2000 .............................     4,072                  4,092,905
Federal National Mortgage Assn.,
  8s, 2005 ...............................     8,495                  9,055,068
Federal National Mortgage Assn.,
  8.25s, 2001 ............................     3,897                  4,000,111
Financing Corp., 9.4s, 2018 ..............     4,845                  6,759,550
Financing Corp., 9.8s, 2018 ..............     5,600                  8,054,368
Resolution Funding Corp., 8.875s,
  2020 ...................................     6,000                  8,247,180
Tennessee Valley Authority, 8.25s,
  2042 ...................................    12,500                  5,744,625
U.S. Department of Housing &
  Urban Development, 6.83s, 2003               8,025                  8,399,607
U.S. Department of Housing &
  Urban Development, 6.92s, 2004               4,525                  4,775,368
U.S. Department of Veterans Affairs,
  7.5s, 2009 .............................     6,812                  7,369,698

U.S. Federal Agencies -- continued

                                         Principal Amount
Issuer                                     (000 Omitted)               Value
U.S. Department of Veterans Affairs,
  7.75s, 2014 ............................   $   915               $    922,640
                                                                   ------------
  Total U.S. Federal Agencies ..................................   $117,385,890
                                                                   ------------
  Total Bonds
    (Identified Cost, $403,832,128) ............................   $416,391,815
                                                                   ------------
Repurchase Agreement -- 2.4%
Goldman Sachs, dated 6/30/98, due
  7/01/98, total to be received
  $10,335,626 (secured by various
  U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost ...............   $10,334               $ 10,334,000
                                                                   ------------
  Total Investments
    (Identified Cost, $414,166,128) ............................   $426,725,815
                                                                   ------------
Other Assets,
  Less Liabilities -- 1.0% .....................................      4,306,200
                                                                   ------------
  Net Assets -- 100.0% .........................................   $431,032,015
                                                                   ============

           See portfolio footnotes and notes to financial statements


8-GSS

Portfolio of Investments -- June 30, 1998
High Yield Series
Bonds -- 92.9%

                                        Principal Amount
Issuer                                    (000 Omitted)               Value
U.S. Bonds -- 81.0%
Aerospace -- 2.9%
Airplane Pass-Through Trust,
  10.875s, 2019[dagger] ..................   $  700                $   790,685
Argo Tech Corp., 8.625s, 2007 ............    1,500                  1,522,500
BE Aerospace, Inc., 9.875s, 2006 .........    1,150                  1,219,000
BE Aerospace, 8s, 2008## .................      850                    847,875
K & F Industries, Inc., 9.25s, 2007 ......    1,800                  1,818,000
MOOG, Inc., 10s, 2006 ....................    2,475                  2,648,250
United Defense Industries, Inc.,
  8.75s, 2007 ............................    1,140                  1,154,250
                                                                   -----------
                                                                   $10,000,560
                                                                   -----------
Building -- 2.4%
AAF- McQuay, Inc., 8.875s, 2003 ..........   $1,125                $ 1,109,531
Building Materials Corp., 8.625s,
  2006 ...................................      400                    412,000
Building Materials Corp., 8s, 2007 .......    1,750                  1,750,000
Nortek, Inc., 9.875s, 2004 ...............      775                    802,125
Nortek, Inc., 9.25s, 2007 ................    2,370                  2,417,400
UDC Homes, Inc., 0s, 2000 ................        7                      3,644
Williams Scotsman, Inc., 9.875s,
  2007 ...................................    1,650                  1,716,000
                                                                   -----------
                                                                   $ 8,210,700
                                                                   -----------
Business Services -- 3.1%
Anacomp, Inc., 10.875s, 2004 .............   $1,700                $ 1,785,000
Convergent Communications, Inc.,
  13s, 2008## ............................    1,350                  1,309,500
Iron Mountain, Inc., 10.125s, 2006 .......    2,400                  2,604,000
Pierce Leahy Corp., 11.125s, 2006 ........      943                  1,056,160
Pierce Leahy Corp., 9.125s, 2007 .........      675                    691,875
Unisys Corp., 12s, 2003 ..................    1,975                  2,241,625
Zilog, Inc., 9.5s, 2005## ................    1,125                    798,750
                                                                   -----------
                                                                   $10,486,910
                                                                   -----------
Chemicals -- 0.4%
Sterling Chemicals, Inc., 11.25s,
  2007 ...................................   $1,400                $ 1,372,000
                                                                   -----------
Coal -- 0.5%
P & L Coal Holdings Corp., 9.625s,
  2008## .................................   $1,525                $ 1,566,938
                                                                   -----------
Consumer Goods and
  Services -- 5.1%
American Safety Razor Co., 9.875s,
  2005 ...................................   $1,000                $ 1,070,000
Boyds Collection Ltd., 9s, 2008## ........      800                    800,000
Galey & Lord, Inc., 9.125s, 2008 .........      935                    899,938
General Binding Corp., 9.375s,
  2008## .................................    1,075                  1,091,125
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .............................    1,775                  1,783,875
Polymer Group, Inc., 9s, 2007 ............    2,550                  2,594,625
Polymer Group, Inc., 8.75s, 2008##              500                    505,000
Reeves Industries, Inc., 11s, 2002 .......      333                    332,936
Reeves, Inc., 13s, 2004 ..................      324                    162,075
Remington Products Co. LLC, 11s,
  2006 ...................................    1,025                    940,437
Revlon Consumer Products Corp.,
  8.125s, 2006 ...........................      925                    918,062
Revlon Consumer Products Corp.,
  8.625s, 2008 ...........................    2,000                  2,000,000
Samsonite, Inc., 10.75s, 2008## ..........    1,050                  1,039,500
Synthetic Industries, Inc., 9.25s,
  2007 ...................................    3,100                  3,208,500
                                                                   -----------
                                                                   $17,346,073
                                                                   -----------


                                        Principal Amount
Issuer                                    (000 Omitted)               Value
U.S. Bonds -- continued
Containers -- 2.5%
Gaylord Container Corp., 9.75s, 2007         $1,850                $ 1,822,250
Gaylord Container Corp., 9.875s,
  2008 ...................................    1,850                  1,794,500
Graham Packaging Co./GPC
  Capital, 8.75s, 2008## .................      920                    915,400
Silgan Holdings, Inc., 9s, 2009 ..........    3,000                  3,105,000
U.S. Can Corp., 10.125s, 2006 ............    1,000                  1,052,500
                                                                   -----------
                                                                   $ 8,689,650
                                                                   -----------
Corporate Asset Backed -- 0.1%
Merrill Lynch Mortgage Investors,
  Inc., 8.161s, 2022[dagger]## ...........   $  500                $   483,828
                                                                   -----------
Defense Electronics -- 0.9%
L3 Communications Corp., 10.375s,
  2007 ...................................   $  625                $   690,625
L3 Communications Corp., 8.5s,
  2008 ...................................      975                    978,656
Stellex Industries, Inc., 9.5s, 2007 .....    1,400                  1,375,500
                                                                   -----------
                                                                   $ 3,044,781
                                                                   -----------
Energy -- 3.0%
AmeriGas Partners LP, 10.125s,
  2007 ...................................   $1,600                $ 1,710,000
Chesapeake Energy Corp., 9.625s,
  2005## .................................    1,300                  1,303,250
Clark USA, Inc., 10.875s, 2005 ...........    1,740                  1,914,000
Giant Industries, Inc., 9s, 2007 .........    1,005                  1,030,125
Gulfmark Offshore, 8.75s, 2008## .........    1,450                  1,406,500
Petsec Energy, Inc., 9.5s, 2007 ..........    1,550                  1,565,500
Pool Energy Services Co., 8.625s,
  2008## .................................    1,475                  1,416,000
                                                                   -----------
                                                                   $10,345,375
                                                                   -----------
Entertainment -- 1.1%
AMC Entertainment, Inc., 9.5s, 2009          $2,050                $ 2,070,500
Cinemark USA, Inc., 9.625s, 2008 .........    1,400                  1,442,000
Hollywood Theaters, Inc., 10.625s,
  2007 ...................................      400                    433,500
                                                                   -----------
                                                                   $ 3,946,000
                                                                   -----------
Food and Beverage Products -- 1.8%
Delta Beverage Group, Inc., 9.75s,
  2003 ...................................   $1,025                $ 1,073,687
Friendly Ice Cream Corp., 10.5s,
  2007 ...................................    1,050                  1,107,750
Planet Hollywood, 12s, 2005## ............    1,300                  1,170,000
Purina Mills, Inc., 9s, 2010## ...........      750                    770,625
Specialty Foods Corp., 10.25s, 2001 ......    2,050                  1,988,500
                                                                   -----------
                                                                   $ 6,110,562
                                                                   -----------
Forest and Paper Products -- 3.2%
Atlantis Group, Inc., 11s, 2003 ..........   $  900                $   949,500
Buckeye Cellulose Corp., 8.5s, 2005           1,175                  1,189,688
Florida Coast Paper Co. LLC,
  12.75s, 2003 ...........................    1,975                  2,212,000
Pacific Lumber Co., 10.5s, 2003 ..........    1,400                  1,442,000
Repap New Brunswick, Inc., 9s,
  2004## .................................      900                    904,500
Speciality Paperboard, Inc., 9.375s,
  2006 ...................................    1,800                  1,890,000
U.S. Timberlands, 9.625s, 2007 ...........    2,140                  2,166,750
Uniforet, Inc., 11.125s, 2006 ............      325                    312,000
                                                                   -----------
                                                                   $11,066,438
                                                                   -----------

                                                                           9-HYS

                                             Principal Amount
Issuer                                         (000 Omitted)                Value
U.S. Bonds -- continued
Gaming -- 3.5%
Boyd Gaming Corp., 9.5s, 2007[dbldag][dbldag] .   $2,950                $ 3,068,000
Casino America, Inc., 12.5s, 2003 .............    1,025                  1,158,250
Coast Hotels & Casinos, Inc., 13s,
  2002 ........................................      600                    694,500
Eldorado Resorts LLC, 10.5s, 2006 .............    1,700                  1,870,000
Grand Casinos, Inc., 10.125s, 2003                 1,805                  1,967,450
HorseShoe Gaming LLC, 9.375s,
  2007 ........................................      425                    449,969
Prime Hospitality Corp., 9.75s, 2007               2,700                  2,868,750
                                                                        -----------
                                                                        $12,076,919
                                                                        -----------
Industrial -- 8.5%
AGCO Corp., 8.5s, 2006 ........................   $  900                $   927,000
Clark-Schwebel, Inc., 10.5s, 2006 .............      800                    885,000
Columbus Mckinnon Corp., 8.5s,
  2008## ......................................    1,750                  1,719,375
Day International Group, Inc.,
  11.125s, 2005 ...............................      900                    981,000
Envirosource, Inc., 9.75s, 2003 ...............    1,107                  1,115,303
ESI Tractebel, 7.99s, 2011## ..................      525                    520,406
Furon Co., 8.125s, 2008## .....................    1,150                  1,148,562
Grove Worldwide LLC, 9.25s,
  2008## ......................................      525                    514,500
Hayes Wheels International, Inc.,
  11s, 2006 ...................................    1,050                  1,178,625
Hayes Wheels International, Inc.,
  9.125s, 2007 ................................    1,200                  1,254,000
Haynes International, Inc., 11.625s,
  2004 ........................................    1,500                  1,687,500
IMO Industries, Inc., 11.75s, 2006 ............    1,585                  1,783,125
Interlake Corp., 12s, 2001 ....................    2,175                  2,370,750
Interlake Corp., 12.125s, 2002 ................      350                    357,000
International Knife & Saw, Inc.,
  11.375s, 2006 ...............................    1,325                  1,417,750
Johnstown America Industries, Inc.,
  11.75s, 2005 ................................    1,175                  1,301,312
Newcor, Inc., 9.875s, 2008## ..................    1,525                  1,540,250
Numatics, Inc., 9.625s, 2008## ................      955                    965,744
Oxford Automotive, Inc., 10.125s,
  2007 ........................................    1,350                  1,390,500
Simonds Industries, Inc., 10.25s,
  2008 ........................................      400                    400,000
Standyne Automotive Corp., 10.25s,
  2007## ......................................      375                    383,438
Talon Automotive Group, Inc.,
  9.625s, 2008## ..............................      825                    816,750
Thermadyne Holdings, 0s to 2003,
  12.5s to 2008## .............................    2,600                  1,443,000
Thermadyne Manufacturing, 9.875s,
  2008## ......................................    1,950                  1,964,625
Titan Wheel International, Inc.,
  8.75s, 2007 .................................      150                    154,500
Venture Holdings Trust, 9.75s, 2004                  975                    984,750
                                                                        -----------
                                                                        $29,204,765
                                                                        -----------
Media -- 10.1%
Acme Television LLC, 0s to 2000,
  10.875s to 2004 .............................   $1,150                $   940,125
Albritton Communications Co.,
  9.75s, 2007 .................................    1,900                  2,090,000
Chancellor Media Corp., 8.75s, 2007                  650                    677,625
Charter Communications Southeast
  LP, 11.25s, 2006 ............................    1,420                  1,565,550
Comcast Corp., 10.625s, 2012 ..................      200                    254,746

                                             Principal Amount
Issuer                                         (000 Omitted)                Value
U.S. Bonds -- continued
Media -- continued
CSC Holdings, Inc., 8.125s, 2009 ..............   $1,900                $ 2,037,750
Cumulus Media, Inc., 10.375s, 2008                   475                    481,531
Digital Television Services, Inc.,
  12.5s, 2007 .................................    1,450                  1,656,625
EchoStar Communications Corp., 0s
  to 1999, 12.875s to 2004 ....................      700                    680,750
EchoStar Satellite Broadcasting
  Corp., Principal Stripped, 0s to
  2000, 13.125s to 2004 .......................    2,325                  2,136,094
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 ................................    2,475                  2,524,500
FrontierVision Holding LP, 0s to
  2001, 11.87s to 2007 ........................      800                    632,000
Frontiervision Operating Partnership
  LP, 11s, 2006 ...............................      575                    636,813
Golden Books Publishing, Inc.,
  7.65s, 2002 .................................      625                    487,500
Granite Broadcasting Corp.,
  10.375s, 2005 ...............................    2,050                  2,152,500
Granite Broadcasting Corp., 8.875s,
  2008## ......................................      940                    950,575
Hollinger International Publishing,
  Inc., 9.25s, 2007 ...........................    2,300                  2,426,500
Intermedia Capital Partners IV, LP,
  11.25s, 2006 ................................    1,375                  1,536,562
Jacor Communications Co., 8s,
  2010 ........................................      825                    825,000
Lenfest Communications, Inc.,
  10.5s, 2006 .................................    1,095                  1,275,675
LIN Holdings Corp., 0s to 2003, 10s
  to 2008## ...................................      300                    201,000
LIN Television Corp., 8.375s,
  2008## ......................................    1,450                  1,479,000
Marvel Holdings, Inc., 0s, 1998 ...............    1,165                     43,688
NTL, Inc., 0s to 2003, 9.75s to
  2008## ......................................    2,650                  1,722,500
Outdoor Systems, Inc., 8.875s,
  2007 ........................................    1,500                  1,561,875
Renaissance Media Louisiana LLC,
  0s to 2003, 10s to 2008## ...................      725                    427,750
Transwestern Publishing Co.,
  9.625s, 2007 ................................      700                    715,750
United International Holdings, Inc.,
  0s to 2003, 10.75s to 2008 ..................    2,050                  1,265,875
Young Broadcasting, Inc., 8.75s,
  2007 ........................................    1,235                  1,290,575
                                                                        -----------
                                                                        $34,676,434
                                                                        -----------
Medical and Health Products -- 0.3%
Mediq, Inc., 11s, 2008## ......................   $1,100                $ 1,127,500
                                                                        -----------
Medical and Health Technology
  and Services -- 4.7%
Abbey Healthcare Group, Inc., 9.5s,
  2002 ........................................   $1,500                $ 1,485,000
Alaris Medical Systems, Inc., 9.75s,
  2006 ........................................    1,500                  1,548,750
Beverly Enterprises, Inc., 9s, 2006 ...........    1,700                  1,772,250
Fresenius Medical Care Capital
  Trust, 7.875s, 2008## .......................    1,100                  1,080,750
Insight Health Services Corp.,
  9.625s, 2008## ..............................      650                    645,938
Oxford Health Plans, Inc., 11s,
  2005## ......................................      650                    660,562


10-HYS

                                         Principal Amount
Issuer                                     (000 Omitted)               Value
U.S. Bonds -- continued
Medical and Health Technology
  and Services -- continued
Physician Sales & Service, Inc.,
  8.5s, 2007 .............................   $1,445                $ 1,484,737
Prime Medical Services, Inc., 8.75s,
  2008## .................................    1,725                  1,707,750
Quorum Health Group, Inc., 8.75s,
  2005 ...................................    1,400                  1,449,000
Tenet Healthcare Corp., 8.625s,
  2007## .................................    1,750                  1,793,750
Tenet Healthcare Corp., 7.625s,
  2008## .................................      740                    748,325
Tenet Healthcare Corp., 8.125s,
  2008 ...................................    1,750                  1,754,375
                                                                   -----------
                                                                   $16,131,187
                                                                   -----------
Metals and Minerals -- 6.2%
Acme Metals, Inc., 10.875s,
  2007## .................................   $  700                $   588,000
Alaska Steel Holdings Corp.,
  9.125s, 2006 ...........................    1,625                  1,698,125
Commonwealth Aluminum Corp.,
  10.75s, 2006 ...........................    2,450                  2,523,500
Doe Run Resources Corp., 11.25s,
  2005## .................................    1,000                  1,010,000
GS Technologies Operating, Inc.,
  12.25s, 2005 ...........................      700                    798,000
Jorgensen (Earle M.) Co., 9.5s,
  2005## .................................    1,500                  1,466,250
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 ...........................    1,400                  1,438,500
Kaiser Aluminum & Chemical Corp.,
  10.875s, 2006 ..........................    1,025                  1,101,875
Keystone Consolidated Industries,
  Inc., 9.625s, 2007 .....................    1,620                  1,664,550
Metal Management, Inc., 10s,
  2008## .................................    1,600                  1,572,000
Metals USA, Inc., 8.625s, 2008## .........    1,175                  1,139,750
Schuff Steel Co., 10.5s, 2008## ..........    1,500                  1,492,500
WCI Steel, Inc., 10s, 2004 ...............    2,400                  2,466,000
Wheeling Pittsburgh Corp., 9.25s,
  2007 ...................................    1,475                  1,504,500
WHX Corp., 10.5s, 2005## .................      800                    802,000
                                                                   -----------
                                                                   $21,265,550
                                                                   -----------
Mining -- 0.5%
AEI Holdings, Inc., 10s, 2007## ..........   $1,675                $ 1,654,063
                                                                   -----------
Pharmaceuticals -- 0.5%
Pharmerica, Inc., 8.375s, 2008## .........   $1,600                $ 1,604,000
                                                                   -----------
Printing and Publishing -- 0.7%
Big Flower Press Holdings, Inc.,
  8.875s, 2007 ...........................   $1,100                $ 1,119,250
Liberty Group Operating, Inc.,
  9.375s, 2008## .........................    1,145                  1,173,625
                                                                   -----------
                                                                   $ 2,292,875
                                                                   -----------
Restaurants and Lodging -- 0.8%
Red Roof Inns, Inc., 9.625s, 2003 ........   $1,700                $ 1,751,000
Santa Fe Hotel, Inc., 11s, 2000 ..........    1,045                  1,034,550
                                                                   -----------
                                                                   $ 2,785,550
                                                                   -----------
Retail -- 2.4%
Affinity Group Holding, Inc., 11s,
  2007 ...................................   $1,000                $ 1,063,750
Cole National Group, Inc., 9.875s,
  2006 ...................................      500                    540,000

                                         Principal Amount
Issuer                                     (000 Omitted)               Value
U.S. Bonds -- continued
Retail -- continued
Cole National Group, Inc., 8.625s,
  2007 ...................................   $2,400                $ 2,424,000
Finlay Enterprises, Inc., 9s, 2008 .......      900                    904,500
Finlay Fine Jewelry Corp., 8.375s,
  2008 ...................................      875                    879,375
J Crew Operating Corp., 10.375s,
  2007 ...................................      525                    501,375
Musicland Group, Inc., 9.875s,
  2008## .................................    2,050                  2,039,750
                                                                   -----------
                                                                   $ 8,352,750
                                                                   -----------
Supermarkets -- 0.2%
Jitney-Jungle Stores of America,
  Inc., 12s, 2006 ........................   $  485                $   545,625
                                                                   -----------
Telecommunications -- 15.3%
Allegiance Telecom, Inc., 0s to
  2003, 11.75s to 2008## .................   $1,550                $   825,375
American Mobile Satellite Corp.,
  12.25s, 2008## .........................    1,425                  1,325,250
American Cellular Corp., 10.5s,
  2008## .................................    1,300                  1,300,000
Bell Technology Group Ltd., 13s,
  2005## .................................      425                    430,313
Crown Castle International Corp., 0s
  to 2002, 10.625s to 2007## .............      950                    648,375
Digital Teleport Holdings, Inc., 0s to
  2003, 12.5s to 2008 ....................    2,400                  1,296,000
Esat Holdings Ltd., 0s to 2002,
  12.5s to 2007 ..........................      550                    404,250
Exodus Communications, Inc.,
  11.25s, 2008## .........................    2,500                  2,509,375
Flag Ltd., 8.25s, 2008## .................    2,255                  2,271,912
GCI, Inc., 9.75s, 2007 ...................      925                    966,625
Global Crossing Holdings Ltd.,
  9.625s, 2008## .........................    1,900                  1,980,750
GlobalStar LP / Capital, 11.375s,
  2004 ...................................    1,300                  1,261,000
ICG Holdings, Inc., 0s to 2001,
  12.5s to 2006 ..........................    2,525                  2,007,375
Intermedia Communications, Inc.,
  0s to 2002, 11.125s to 2007 ............      365                    266,450
Intermedia Communications, Inc.,
  8.875s, 2007 ...........................      800                    818,000
ITC Deltacom, Inc., 11s, 2007 ............      682                    763,840
ITC Deltacom, Inc., 8.875s, 2008##              700                    712,250
Level 3 Commerce, Inc., 9.125s,
  2008## .................................    2,075                  2,017,938
MJD Communications, Inc., 9.5s,
  2008## .................................    1,000                  1,022,500
NEXTEL Communications, Inc., 0s
  to 1999, 9.75s, 2004 ...................    5,170                  3,503,625
NEXTEL International, Inc., 0s to
  2003, 12.125s to 2008## ................    3,025                  1,739,375
NEXTEL International Inc., 0s to
  2002, 13s to 2007 ......................      850                    563,125
Nextlink Communications, Inc., 0s to
  2003, 9.45s to 2008## ..................    1,600                    984,000
Nextlink Communications, Inc.,
  9.625s, 2007 ...........................    1,225                  1,249,500
Onepoint Communications Corp.,
  14.5s, 2008## ..........................      400                    376,000
Orbital Imaging Corp., 11.625s,
  2005## .................................      600                    612,000

                                                                          11-HYS

                                        Principal Amount
Issuer                                    (000 Omitted)               Value
U.S. Bonds -- continued
Telecommunications -- continued
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008## ......................   $1,500                $    900,000
Paging Network, Inc., 8.875s, 2006 ......      190                     186,200
Pathnet, Inc., 12.25s, 2008## ...........    1,350                   1,431,000
Pinnacle Holdings, Inc., 0s to 2003,
  10s to 2008## .........................    1,925                   1,260,875
Psinet, Inc., 10s, 2005## ...............    1,000                   1,020,000
Qwest Communications
  International, Inc., 0s to 2002,
  9.47s to 2007 .........................    1,150                     862,500
Qwest Communications
  International, Inc., 10.875s, 2007 ....    1,125                   1,296,562
RCN Corp., 0s to 2002, 11.125s to
  2007 ..................................    2,950                   1,895,375
Rhythms Netconnections, Inc., 0s to
  2003, 13.5s to 2008## .................      950                     465,500
Rural Cellular Corp., 9.625s, 2008##           800                     800,000
Spectrasite Holdings, Inc., 12s, 2008##.     3,150                   1,748,250
Sprint Spectrum LP, 11s, 2006 ...........      850                     983,875
Telesystem International Wireless,
  Inc., 0s to 2002, 10.5s to 2007 .......    1,325                     796,656
Telesystem International Wireless,
  Inc., 0s to 2002, 13.25s to 2007 ......    1,625                   1,080,625
Triton PCS, Inc., 0s to 2003, 11s to
  2008## ................................    2,750                   1,608,750
Verio, Inc., 10.375s, 2005## ............      625                     643,750
Viatel, Inc., 11.25s, 2008## ............    1,200                   1,260,000
Viatel, Inc., 12.5s, 2008## .............    1,325                     801,625
Western Wireless Corp., 10.5s, 2007          1,665                   1,789,875
                                                                  ------------
                                                                  $ 52,686,621
                                                                  ------------
Transportation -- 0.1%
Moran Transportation Co., 11.75s,
  2004 ..................................   $  300                $    333,750
                                                                  ------------
Utilities -- Electric -- 0.2%
El Paso Electric Co., 8.9s, 2006 ........   $  500                $    563,990
                                                                  ------------
  Total U.S. Bonds ..........................................     $277,971,394
                                                                  ------------
Foreign Bonds -- 11.9%
Bulgaria -- 0.3%
Bulgaria National Republic, 2.25s,
  2012 ..................................   $1,500                $    905,700
                                                                  ------------
Canada -- 3.9%
Acetex, Inc., 9.75s, 2003 (Chemicals)       $  875                $    900,156
CHC Helicopter Corp., 11.5s, 2002
  (Aerospace) ...........................      550                     584,375
Clearnet Communications, Inc., 0s
  to 2000, 14.75s to 2005
  (Telecommunuications) .................    1,650                   1,377,750
International Utility Structures, Inc.,
  10.75s, 2008 (Utilities-Electric)## ...      500                     511,875
Metronet Communications Corp., 0s
  to 2002, 10.75s to 2007
  (Telecommunications) ..................    1,500                     997,500
Metronet Communications Corp.,
  12s, 2007 (Telecommunications) ........      650                     747,500
Metronet Communications Corp., 0s
  to 2003, 9.95s to 2008
  (Telecommunications)## ................    3,345                   2,069,719
PCI Chemicals Canada Inc., 9.25s,
  2007 (Industrial) .....................    1,305                   1,291,950
Repap New Brunswick, Inc., 10.625s,
  2005 (Forest and Paper Products) ......    2,375                   2,398,750
Rogers Cablesystems, Inc., 9.625s,
  2002 (Telecommunications) .............      250                     267,500

                                        Principal Amount
Issuer                                    (000 Omitted)               Value
Foreign Bonds -- continued
Canada -- continued
Rogers Cablesystems, Inc.,
  10.125s, 2012
  (Telecommunications) ..................   $2,030                $  2,207,625
                                                                  ------------
                                                                  $ 13,354,700
                                                                  ------------
China -- 0.2%
Dao Heng Bank Ltd., 7.75s, 2007
  (Financial Services)## ................   $  825                $    701,143
                                                                  ------------
Greece -- 0.2%
Fage Dairy Industries SA, 9s, 2007
  (Food and Beverage Products) ..........   $  675                $    656,438
                                                                  ------------
Luxembourg -- 0.5%
Millicom International Cellular
  Communications Corp., 0s to
  2001, 13.25s to 2006
  (Telecommunications) ..................   $2,360                $  1,840,800
                                                                  ------------
Mexico -- 0.4%
Satelites Mexicanos SA de C V,
  10.125s, 2004
  (Telecommunications)## ................   $1,250                $  1,221,875
                                                                  ------------
Netherlands -- 0.6%
Versatel Telecom B V, 13.25s, 2008
  (Telecommunications)## ................   $2,000                $  2,100,000
                                                                  ------------
Poland -- 0.1%
PTC International Finance BV, 0s,
  2007 (Information, Paging and
  Technology) ...........................   $  525                $    357,000
                                                                  ------------
Russia -- 0.8%
Ministry of Finance, Russia, 10s, 2007 ..   $1,200                $    900,000
Ministry of Finance, Russia, 12.75s,
  2028## ................................      520                     465,400
Vnesheconombank, 6.625s, 2015## .........    2,500                   1,384,375
                                                                  ------------
                                                                  $  2,749,775
                                                                  ------------
South Korea -- 0.3%
Republic of Korea, 8.875s, 2008 .........   $1,150                $  1,040,117
                                                                  ------------
Thailand -- 0.2%
Jasmine Submarine Telecom Ltd.,
  8.483s, 2011 (Industrial)## ...........   $  833                $    747,891
                                                                  ------------
United Kingdom -- 4.4%
Colt Telecom Group PLC, 0s to
  2001, 12s to 2006
  (Telecommunications) ..................   $  650                $    513,500
Colt Telecom Group PLC, 0s to
  2001, 12s to 2006
  (Telecommunications) ..................    3,150                   3,150,000
Dialog Corp. PLC, 11s, 2007
  (Telecommunications) ..................    1,900                   2,099,500
Diamond Cable Communications
  Corp. PLC, 0s to 2000, 11.75s to
  2005 (Media) ..........................      150                     124,500
Dolphin Telecom PLC, 0s to 2003,
  11.5s to 2008
  (Telecommunications)## ................    2,750                   1,553,750
Esat Telecom Group PLC, 0s to
  2002, 12.5s to 2007
  (Telecommunications) ..................    1,200                     885,000
Esprit Telecom Group PLC, 10.875s,
  2008 (Telecommunications)## ...........    1,700                   1,683,000
HMV Media Group PLC, 10.25s,
  2008 (Retail)## .......................    1,400                   1,421,000
Middleweb PLC Bankers Trust Lux,
  10.5s, 2008 (Media)## .................      750                   1,247,873

12-HYS

                                         Principal Amount
Issuer                                    (000 Omitted)            Value
Foreign Bonds -- continued
United Kingdom -- continued
Newsquest Capital PLC, 11s, 2006
  (Printing and Publishing) .............   $  825              $    932,250
Telewest PLC, 9.625s, 2006
  (Telecommunications) ..................    1,475                 1,556,125
                                                                ------------
                                                                $ 15,166,498
                                                                ------------
    Total Foreign Bonds ...............................         $ 40,841,937
                                                                ------------
    Total Bonds
      (Identified Cost, $313,508,514) .................         $318,813,331
                                                                ------------

                                            Shares
Stocks
Consumer Goods and Services
Ithaca Industries, Inc.* ................    9,000              $     30,942
Ranger Industries, Inc.* ................    8,952                     5,040
                                                                ------------
    Total Stocks
      (Identified Cost, $451,710) .....................         $     35,982
                                                                ------------
Preferred Stock -- 2.8%
Consumer Goods and Services
Renaissance Cosmetics, Inc., 14s #             850              $      8,500
                                                                ------------
Entertainment -- 0.4%
Time Warner, Inc., 10.25 ................    1,297              $  1,452,640
                                                                ------------
Media -- 1.2%
CSC Holdings, Inc. ......................   14,851              $  1,681,876
Primedia, Inc. ..........................    4,000                   408,000
Primedia, Inc.##* .......................   19,750                 1,915,750
                                                                ------------
                                                                $  4,005,626
                                                                ------------
Oils -- 0.2%
Clark USA, Inc.* ........................      687              $    724,785
                                                                ------------
Telecommunications -- 1.0%
E Spire Communications, Inc.* ...........      478              $    519,825
ICG Funding LLC* ........................    6,500                   481,000
ICG Funding LLC, 6.75%##* ...............    8,000                   648,000
NEXTEL Communications, Inc.,
  13s * .................................      218                   244,160
Rural Cellular Corp.##* .................    1,625                 1,633,125
                                                                ------------
                                                                $  3,526,110
                                                                ------------
    Total Preferred Stock
      (Identified Cost, $9,208,566) ...................         $  9,717,661
                                                                ------------
Warrants* -- 0.1%
Allegiance Telecom, Inc.
  (Telecommunications)* .................    1,550              $        388
Atlantic Gulf Communities Corp.[dagger] .       30                        62
Crystal Oil Co., $0.10 (Oil & Gas) ......   36,780                        --
Crystal Oil Co., $0.125 (Oil & Gas) .....   36,779                        --

Warrants -- continued

Issuer                                       Shares                Value
Esat Holdings Ltd.
  (Telecommunications)## ................      550              $     19,250
GlobalStar Telecommunications,
  (Telecommunications)## ................    1,300                   143,000
ICO, Inc. (Telecommunications) ..........   25,000                    15,250
Knology Holdings, Inc.
  (Telecommunications)## ................      525                     1,312
Metronet Communications Corp.
  (Telecommunications)## ................      650                    26,000
NEXTEL International Inc.
  (Telecommunications) ..................      850                     1,062
Orbital Imaging Corp.
  (Telecommunications)## ................      600                    27,000
Orion Network Systems, Inc.
  (Telecommunications) ..................    1,000                    10,000
Orion Network Systems, Inc.
  (Telecommunications) ..................    1,100                    22,000
Renaissance Cosmetics, Inc.
  (Consumer Goods and Services)                689                         7
                                                                ------------
    Total Warrants
      (Identified Cost, $219,599) .....................         $    265,331
                                                                ------------
Short-Term Obligations -- 3.4%
                                      Principal Amount
                                        (000 Omitted)
Federal National Mortgage Assn.,
  due 7/01/98 ...........................   $5,000              $  5,000,000
Federal National Mortgage Assn.,
  due 7/06/98 ...........................    3,725                 3,722,191
Federal National Mortgage Assn.,
  due 7/07/98 ...........................    2,990              2,987,289
                                                                ------------
    Total Short-Term Obligations, at Amortized Cost ...         $ 11,709,480
                                                                ------------
    Total Investments
      (Identified Cost, $335,097,869) .................         $340,541,785
Other Assets,
  Less Liabilities -- 0.8% ............................            2,893,160
                                                                ------------
    Net Assets -- 100.0% ..............................         $343,434,945
                                                                ============

           See portfolio footnotes and notes to financial statements


                                                                          13-HYS

Portfolio of Investments -- June 30, 1998
International Growth and Income Series
Stocks -- 93.3%

Issuer                                      Shares                 Value
Foreign Stocks -- 89.8%
Australia -- 2.0%
QBE Insurance Group Ltd.
  (Insurance) ...........................  203,994                $  720,101
Seven Network Ltd. (Entertainment)         203,980                   613,939
Tab Limited (Gaming)* ...................  112,120                   165,257
                                                                  ----------
                                                                  $1,499,297
                                                                  ----------
Austria -- 0.5%
Austria Tabak AG (Tobacco)* .............    6,040                $  336,295
                                                                  ----------
Brazil -- 0.3%
Companhia Paranaense de Energia,
  ADR (Utilities - Electric) ............   25,630                $  237,078
                                                                  ----------
Canada -- 2.8%
Canadian National Railway Co.
  (Railroads) ...........................   33,610                $1,785,531
T. Eaton Limited (Retail)* ..............   27,950                   284,331
                                                                  ----------
                                                                  $2,069,862
                                                                  ----------
Chile -- 0.5%
Enersis S.A., ADR
  (Utilities - Electric) ................   14,770                $  360,942
                                                                  ----------
Finland -- 1.3%
Helsingin Puhelin Oyj
  (Telecommunications) ..................    9,530                $  442,868
Huhtamaki Oy Group
  (Conglomerate) ........................    8,920                   510,430
                                                                  ----------
                                                                  $  953,298
                                                                  ----------
France -- 10.9%
Elf Aquitaine S.A. (Oils) ...............    3,800                $  533,487
Pinault - Printemps Redoute (Retail)         2,650                 2,214,716
Sanofi S.A. (Medical and Health
  Products) .............................    7,310                   858,438
Television Francaise (Broadcasting)          8,890                 1,375,825
Thomson CSF (Electronics) ...............    9,530                   362,028
Total S.A., ADR (Oils) ..................   22,680                 1,482,705
Union des Assurances Federales
  S.A. (Insurance) ......................    7,400                 1,164,787
                                                                  ----------
                                                                  $7,991,986
                                                                  ----------
Germany -- 9.0%
Adidas-Salomon AG (Apparel and
  Textiles) .............................    4,920                $  856,540
Henkel KgAA (Chemicals) .................   23,460                 2,318,079
Mannesmann AG (Diversified
  Manufacturing Operations) .............   12,690                 1,303,070
Volkswagen AG (Automotive) ..............    1,300                 1,254,304
Wella AG (Cosmetics)* ...................      760                   849,820
                                                                  ----------
                                                                  $6,581,813
                                                                  ----------
Greece -- 1.0%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ..................   28,858                $  739,535
                                                                  ----------
Hong Kong -- 0.9%
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric) ................  138,000                $  427,548
Wharf Holdings Ltd. (Real Estate) .......   68,000                    67,153
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ..........................  103,000                   137,617
                                                                  ----------
                                                                  $  632,318
                                                                  ----------
Italy -- 5.1%
Eni S.P.A, ADR (Oils) ...................   10,120                $  657,800
Instituto Nazionale delle
  Assicurazioni (Insurance) .............  376,410                 1,068,505

Issuer                                      Shares                   Value
Foreign Stocks -- continued
Italy -- continued
Telecom Italia S.P.A.
  (Telecommunications)* .................  196,390                $  949,936
Telecom Italia S.P.A., Saving Shares
  (Telecommunications) ..................  324,060                 1,092,951
                                                                  ----------
                                                                  $3,769,192
                                                                  ----------
Japan -- 9.6%
Canon, Inc. (Office Equipment) ..........   61,000                $1,390,678
Eisai Co. Ltd. (Pharmaceuticals) ........   20,000                   273,576
Kirin Beverage Corp. (Beverages) ........   64,000                 1,206,630
Osaka Sanso Kogyo Ltd.
  (Chemicals) ...........................   56,000                   115,510
Rohm Co. (Electronics) ..................    6,000                   618,803
Sony Corp. (Electronics) ................   14,800                 1,280,017
Takeda Chemical Industries
  (Pharmaceuticals) .....................   47,000                 1,255,193
Terumo Corp. (Pharmaceuticals) ..........   27,000                   429,905
Tokyo Broadcasting System, Inc.
  (Broadcasting) ........................   18,000                   201,925
Ushio, Inc. (Electronics) ...............   35,000                   278,642
                                                                  ----------
                                                                  $7,050,879
                                                                  ----------
Netherlands -- 12.5%
Akzo Nobel N.V. (Chemicals) .............    5,740                $1,274,553
Benckiser N.V. (Consumer Goods
  and Services)* ........................   13,680                   840,348
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*            18,000                   976,676
IHC Caland N.V. (Marine
  Equipment)* ...........................   20,421                 1,148,149
ING Groep N.V. (Financial
  Services)* ............................   10,800                   706,388
Koninklijke Ahold N.V., ADR
  (Food/Retail) .........................   31,091                   994,912
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services) .........   11,450                   373,327
Philips Electronics N.V.
  (Manufacturing) .......................    8,670                   727,999
Royal Dutch Petroleum Co., ADR
  (Oils) ................................   25,610                 1,403,748
Wolters Kluwer N.V. (Publishing)* .......    5,588                   766,103
                                                                  ----------
                                                                  $9,212,203
                                                                  ----------
New Zealand -- 0.1%
Telecom Corp. of New Zealand
  (Telecommunications) ..................   29,860                $   63,849
                                                                  ----------
Portugal -- 1.3%
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.)* ..............   30,976                $  639,181
Elec De Portugal (Utilities - Electric)     15,200                   352,976
                                                                  ----------
                                                                  $  992,157
                                                                  ----------
Singapore -- 0.3%
Singapore Press Holdings Ltd.
  (Printing and Publishing) .............   37,900                $  254,619
                                                                  ----------
South Korea -- 0.2%
Korea Electric Power Corp.
  (Utilities - Electric) ................   10,320                $  110,356
                                                                  ----------
Spain -- 4.5%
Acerinox S.A. (Iron and Steel) ..........    4,050                $  538,663
Iberdrola S.A. (Utilities - Electric) ...  109,780                 1,780,448
Telefonica de Espana
  (Utilities - Telephone) ...............   21,060                   972,549
                                                                  ----------
                                                                  $3,291,660
                                                                  ----------

14-FCG

Issuer                                     Shares                   Value
Sweden -- 6.9%
Astra AB (Pharmaceuticals) ..............   63,720               $ 1,268,814
Saab AB (Aerospace and Defense)*            72,080                   758,262
Securitas AB (Security Services) ........   10,370                   507,137
Skandia Forsakrings AB (Insurance).......  119,700                 1,708,929
Telefonaktiebolaget LM Ericsson,
  ADR (Telecommunications Equipment) ....   12,720                   364,110
Volvo AB (Automobiles) ..................   15,740                   468,159
                                                                 -----------
                                                                 $ 5,075,411
                                                                 -----------
Switzerland -- 2.8%
Ciba Specialty AG (Chemicals)* ..........    6,580               $   845,287
Clariant AG (Chemicals) .................      674                   444,147
Nestle AG, Registered Shares
  (Food and Beverage Products) ..........      355                   760,112
                                                                 -----------
                                                                 $ 2,049,546
                                                                 -----------
United Kingdom -- 17.3%
ASDA Group PLC (Supermarkets) ...........  213,320               $   732,096
Avis Europe PLC (Auto Rental)## .........  217,160                   982,820
BAT Industries PLC (Tobacco) ............   40,130                   401,621
Booker PLC (Food - Wholesale) ...........   71,030                   292,641
British Aerospace
  (Aerospace and Defense)* ..............  189,300                 1,449,304
British Petroleum PLC, ADR (Oils) .......   19,530                 1,723,522
Compass Group (Food/Catering)*##.........  229,560                 2,638,225
Diageo PLC (Food & Beverage
  Products) .............................   68,580                   812,180
Lloyds TSB Group PLC
  (Banks and Credit Cos.)* ..............   43,580                   609,518
LucasVarity PLC (Automotive) ............  234,450                   930,730
Tomkins PLC (Conglomerate) ..............  237,990                 1,291,137
Williams PLC (Diversified
  Manufacturing Operations) .............  132,720                   852,302
                                                                 -----------
                                                                 $12,716,096
                                                                 -----------
  Total Foreign Stocks ................................          $65,988,392
                                                                 -----------
U.S. Stocks --  3.5%
Business Machines -- 0.9%
Xerox Corp. .............................    6,600               $   670,725
                                                                 -----------
Insurance -- 0.9%
Transamerica Corp. ......................    6,030               $   694,204
                                                                 -----------
Restaurants and Lodging -- 1.1%
McDonalds Corp. .........................   12,060               $   832,140
                                                                 -----------
Stores -- 0.6%
Rite Aid Corp. ..........................   11,520               $   432,720
                                                                 -----------
  Total U.S. Stocks ...................................          $ 2,629,789
                                                                 -----------
  Total Stocks
    Identified Cost, $58,424,728) .....................          $68,618,181
                                                                 -----------
Preferred Stock -- 0.7%
Prosieben Media AG
  (Entertainment) (Germany)*
   (Identified Cost, $457,531) ..........    9,530               $   493,249
                                                                 -----------
Warrants*
Foreign Stocks
Eaux (Cie General)
  (Utilities - Water) (France) ..........    2,160               $     4,246
Wharf Holdings (Real Estate)
  (Hong Kong) ...........................    3,200                       148
                                                                 -----------
  Total Warrants
    (Identified Cost, $0) .............................          $     4,394
                                                                 -----------

Short-Term Obligations -- 4.8%

                                                   Principal Amount
Issuer                                              (000 Omitted)       Value
Federal Home Loan Mortgage,
  due 8/06/98 .......................................   $2,000      $ 1,989,140
Student Loan Marketing,
  due 7/01/98 .......................................    1,540        1,540,000
                                                                    -----------
  Total Short-Term Obligations, at Amortized Cost ...............   $ 3,529,140
                                                                    -----------
  Total Investments
    (Identified Cost, $62,411,399) ..............................   $72,644,964
Other Assets,
  Less Liabilities -- 1.2% ......................................       852,384
                                                                    -----------
  Net Assets -- 100.0% ..........................................   $73,497,348
                                                                    ===========

           See portfolio footnotes and notes to financial statements

                                                                          15-FCG

Portfolio of Investments -- June 30, 1998
MFS(R)/Foreign & Colonial Emerging Markets Equity Series
Stocks -- 94.4%

Issuer                                                 Shares             Value
Foreign Stocks -- 94.4%
Argentina -- 3.5%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR
  (Banks and Credit Cos.) ..................             3,171         $   57,871
Perez Companc S.A. (Oils) ..................            22,728            114,112
Siderca S.A. (Steel) .......................            33,000             56,108
Telecom S.A., ADR
  (Telecommunications) .....................             1,250             37,266
Telefonica de Argentina, ADR
  (Utilities - Telephone) ..................             5,220            169,324
YPF Sociedad Anonima, ADR (Oils) ...........             9,300            279,581
                                                                       ----------
                                                                       $  714,262
                                                                       ----------
Brazil -- 8.4%
CEMIG, Preferred
  (Utilities - Electric) ...................         2,685,013         $   83,580
Centrais Eletricas Brasileiras S.A.,
  Preferred, "B" (Utilities - Electric)*....         7,889,000            237,386
Companhia Cervejaria Brahma,
  Preferred (Beverages) ....................           104,000             64,747
Companhia Energetica de Sao
  Paulo, Preferred
  (Utilities - Electric) ...................         1,168,000             32,419
Companhia Paranaense de Energia,
  Preferred "B" (Utilities - Electric) .....         4,022,000             37,560
Companhia Vale do Rio Doce,
  Preferred (Mining) .......................             5,700            113,359
Gerasul Centrais G (Utilities -
  Electric) ................................         7,889,000             11,392
Itausa Investimentos Itau S.A.,
  Preferred (Conglomerate) .................            67,000             42,291
ITC Ltd. (Conglomerate)## ..................             3,200             56,640
ITC Ltd., GDR (Conglomerate) ...............             6,000            103,500
Petroleo Brasileiro S.A., Preferred
  (Oils) ...................................         1,257,000            233,683
Telebras, ADR
  (Telecommunications) .....................         3,684,000            400,733
Telecomunicacoes Braileiras S.A.
  (Utilities-Telephone) ....................         2,038,000            162,124
Telecomunicacoes do Rio de Janero
  S.A. (Telecommunications) ................           796,000             59,881
Telerj Tel Rio de Janero S.A.,
  Preferred "B"
  (Telecommunications)* ....................           796,000             47,347
Unibanco (Banks and Credit Cos.) ...........           793,000             46,901
                                                                       ----------
                                                                       $1,733,543
                                                                       ----------
China -- 0.4%
Huaneng Power International Inc.,
  ADR (Utilities - Electric)* ..............             4,000         $   53,750
Qingling Motors Co. (Automotive) ...........            80,000             22,204
                                                                       ----------
                                                                       $   75,954
                                                                       ----------
Egypt -- 5.9%
Ahram Beverage Co., GDR
  (Beverages)## ............................             5,072         $  158,754
Commercial International Bank,
  GDR (Banks and Credit Cos.)## ............            26,761            283,667
Egypt Gas (Utilities - Gas) ................             1,500            144,110
Egyptian International
  Pharmaceutical Industries Co.
  (Pharmaceuticals) ........................             2,800            179,397
Madinet Nasar City (Housing) ...............             1,900             91,161
Misr Elgadida for Housing &
  Recreation (Housing) .....................               790             79,174
North Cairo Mills (Food Products) ..........             1,955             33,142

Issuer                                                 Shares            Value
Egypt -- continued
South Cairo Flour Mills
  (Food Products) ..........................             1,575         $    9,767
Suez Cement Co., GDR
  (Construction)## .........................            12,198            221,394
Torra for Cement (Construction) ............             1,100             18,993
                                                                       ----------
                                                                       $1,219,559
                                                                       ----------
Hong Kong -- 2.4%
Cheung Kong Holdings Ltd.
  (Real Estate) ............................            29,000         $  142,632
China Resources Enterprises Ltd.
  (Real Estate) ............................            54,000             55,767
Citic Pacific Ltd. (Conglomerate) ..........            34,000             60,130
Hong Kong Telecommunications
  (Telecommunications)* ....................            62,800            117,955
New World Development Co.
  (Real Estate) ............................            39,000             75,518
Wharf Holdings Ltd. (Real Estate)* .........            25,000             24,689
Zhenhai Refining and Chemical Co.,
  Ltd. (Oils) ..............................            76,000              9,811
                                                                       ----------
                                                                       $  486,502
                                                                       ----------
Hungary -- 6.0%
Magyar Olaj Es Gazipari KT.
  (Utilities - Gas)* .......................             5,590         $  150,543
Magyar Tavkozlesi Rt. ADR
  (Telecommunications) .....................            14,434            424,901
Mol Magyar Olaj Es Gazipari KT,
  GDR (Oils)*## ............................            10,000            268,000
Otp Bank (Banks and Credit Cos.) ...........             3,185            156,284
Richter Gedeon Rt. (Pharmaceuticals)                     2,419            194,333
Richter Gedeon Rt. GDR
  (Pharmaceuticals)* .......................               627             49,533
                                                                       ----------
                                                                       $1,243,594
                                                                       ----------
India -- 4.1%
Bajaj Auto Ltd., GDR (Automotive) ..........               700         $    9,135
Bajaj Auto Ltd., GDR
  (Automotive)## ...........................             1,150             15,008
EIH Ltd., GDR
  (Restaurants and Lodging) ................             1,250              6,250
EIH Ltd., GDR
  (Restaurants and Lodging)## ..............             6,450             32,250
Formula System (1985) Ltd.
  (Computer Software - Systems)* ...........             3,306            115,734
Industrial Credit & Investment Corp.
  of India Ltd. (Finance)## ................             7,620             75,248
Mahanagar Telephone Nigam Ltd.,
  GDR (Telecommunications)*## ..............            13,500            141,412
Reliance Industries, GDS
  (Diversified Operations)## ...............            27,250            174,400
State Bank of India, GDR (Banks
  and Credit Cos.)## .......................            18,950            217,925
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ...................             5,580             56,916
                                                                       ----------
                                                                       $  844,278
                                                                       ----------
Israel -- 4.6%
Bank Hapoalim
  (Banks and Credit Cos.)* .................            79,221         $  239,750
Discount Inv Corp (Finance) ................             3,507            112,827
ECI Telecom Ltd.
  (Telecommunications) .....................             5,998            227,174
Makhteshim-Agam Industries Ltd.
  (Chemicals)* .............................            67,348            214,467
Super Sol Ltd. (Supermarkets) ..............            23,687             78,078
Tecnomatix Technologies Ltd.
  (Computer Software)* .....................             4,359             87,180
                                                                       ----------
                                                                       $  959,476
                                                                       ----------

16-FCE

Issuer                                             Shares             Value
Malaysia -- 0.2%
Malayan Bank
  (Banks and Credit Cos.)* .............           21,000          $   21,303
Petronas Gas Berhad
  (Oil and Gas)## ......................           14,000              26,162
                                                                   ----------
                                                                   $   47,465
                                                                   ----------
Mauritius -- 5.9%
Mauritius Commercial Bank Ltd.
  (Banks and Credit Cos.) ..............           57,640          $  269,145
New Mauritius Hotels Ltd.
  (Restaurants and Lodging) ............           82,360             178,673
Rogers & Co. Ltd. (Conglomerate) .......           54,000             345,868
State Bank of Mauritius Ltd. (Banks
  and Credit Cos.) .....................          619,990             415,035
                                                                   ----------
                                                                   $1,208,721
                                                                   ----------
Mexico -- 7.3%
Cemex S.A. (Construction) ..............           22,840          $   85,869
Cifra S.A. de C.V. (Retail) ............          111,180             167,197
Corporacion GEO S.A. de C.V.
  (Housing)*## .........................            3,400              72,733
Desc S.A. de C.V., "B"
  (Conglomerate) .......................           15,000              76,028
Fomento Economico Mexicano
  (Beverages)* .........................            4,000             126,000
Grupo Carso, "A1" (Conglomerate) .......           17,000              70,447
Grupo Financiero Banamex, "B"
  (Finance)* ...........................           42,000              81,876
Grupo Modelo S.A. de C.V.
  (Brewery) ............................           10,500              89,245
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................            5,800             218,225
Kimberly-Clark de Mexico SA de
  C.V. (Forest and Paper Products) .....           48,000             169,767
Organiz Soriana, "B" (Real Estate) .....           25,000              71,293
Telefonos de Mexico S.A.
  (Utilities - Telephone) ..............          119,000             285,669
                                                                   ----------
                                                                   $1,514,349
                                                                   ----------
Morocco -- 6.2%
Banque Marocaine Commerce
  (Banks and Credit Cos.) ..............            4,100          $  305,420
Brasseries Maroc (Consumer Goods
  and Services) ........................              750             254,688
Credit Eqdom (Finance) .................              700             103,571
Ona Omnium Nord Africain S.A
  (Conglomerate) .......................            1,975             239,252
Societe Nationale d' Investissement
  (Conglomerate)* ......................              200              19,235
Societe Nationale d'Investissement
  (Conglomerate) .......................            2,000             192,345
Wafabank (Banks and Credit Cos.) .......            1,411             169,624
                                                                   ----------
                                                                   $1,284,135
                                                                   ----------
Pakistan -- 0.2%
Hub Power Co. Ltd., GDR
  (Utilities - Electric) ...............            5,000          $   34,850
                                                                   ----------
Peru -- 3.3%
Alicorp S.A. (Consumer Goods
  and Services) ........................          215,352          $   48,493
Compania de Minas Buenaventura,
  ADR (Mining) .........................            7,100              93,187
Credicorp Ltd. Holdings Co.
  (Banks and Credit Cos.) ..............           13,332             195,814
Telefonica del Peru S.A., ADR
  (Telecommunications) .................           17,150             350,503
                                                                   ----------
                                                                   $  687,997
                                                                   ----------

Issuer                                             Shares             Value
Poland -- 5.1%
Bank Handlowy w Warszawie
  (Banks and Credit Cos.)[dagger] ......            2,118          $   40,421
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)## ............            5,780             110,398
Bank Rozwoju Eksportu S.A. (Banks
  and Credit Cos.)* ....................            5,400             146,449
Bydgoska Fabryka Kabli S.A.
  (Electrical Equipment)* ..............           14,000              80,356
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment)* ..............           16,106             196,443
Exbud S.A. (Construction) ..............           18,290             220,456
KGHM Polska Miedz S.A., GDR
  (Metals and Minerals)## ..............           18,380             148,419
Orbis (Restaurants and Lodging)* .......            5,419              48,210
Polifarb Cieszyn (Consumer Goods
  and Services)* .......................           24,000              61,989
Zaklady Piwowarske w Zywcu
  (Beverages) ..........................               40               4,821
                                                                   ----------
                                                                   $1,057,962
                                                                   ----------
Portugal -- 2.6%
Banco Espirito Santo e Comercial
  de Lisboa S.A.
  (Banks and Credit Cos.) ..............            5,843          $  175,281
Cimentos de Portugal S.A.
  (Building Materials) .................            1,812              63,598
Mota and Companhia S.A.
  (Construction) .......................            1,785              30,118
Portugal Telecom S.A.
  (Utilities - Telephone) ..............            2,978             157,669
Sonae Investimentos-Sociedade
  Gestora de Participacoes Sociais
  S.A. (Conglomerate) ..................            1,950             106,395
                                                                   ----------
                                                                   $  533,061
                                                                   ----------
Russia -- 4.6%
Lukoil Oil Co., ADR (Oils) .............           10,500          $  352,800
Rostelecom ADR
  (Telecommunications) .................           11,285             150,937
Unified Energy Systems, GDR
  (Utilities - Electric) ...............           19,715             254,323
Vimpel-Communications, ADR
  (Telecommunications)* ................            4,100             183,475
                                                                   ----------
                                                                   $  941,535
                                                                   ----------
South Africa -- 10.9%
Anglo American Corp. of South
  Africa Ltd. (Mining) .................           11,793          $  393,100
DeBeers Centenary AG
  (Diamonds - Precious Stones) .........            6,924             120,247
Dimension Data Holdings Ltd.
  (Finance) ............................           43,489             231,941
Imperial Holdings Ltd.
  (Conglomerate)* ......................           15,934             154,029
JD Group Ltd. (Retail)* ................           13,508              89,828
Liberty Life Association of Africa
  Ltd. (Insurance) .....................           13,716             264,262
Nedcor Ltd. (Banks and Credit Cos.)*               17,035             363,413
Real Africa Holdings Ltd.
  (Conglomerate) .......................           50,799             174,410
Real Africa Holdings Ltd., ADR
  (Conglomerate)* ......................            5,017               9,281
Sasol Ltd. (Oils) ......................           12,640              72,364
South African Breweries Ltd.
  (Brewery) ............................           18,293             371,958
                                                                   ----------
                                                                   $2,244,833
                                                                   ----------

                                                                          17-FCE

Issuer                                     Shares          Value
South Korea -- 3.1%
Pohang Iron & Steel Co. Ltd., ADR
  (Steel) ............................      27,720      $   332,640
Samsung Electronics Co.
  (Electronics)## ....................      10,780          170,863
SK Telecom Ltd, ADR
  (Telecommunications) ...............      23,900          132,944
                                                        -----------
                                                        $   636,447
                                                        -----------
Taiwan -- 2.4%
Taipei Fund (Finance)* ...............          59      $   501,500
                                                        -----------
Thailand -- 0.5%
Thai Farmers Bank
  (Banks and Credit Cos.) ............     105,000      $    93,125
                                                        -----------
Turkey -- 6.3%
Akbank (Banks and Credit Cos.)* ......   4,622,590      $   149,334
Akbank Bonus Shares
  (Banks and Credit Cos.) ............   3,413,546          110,276
Arcelik A.S. (Consumer Goods
  and Services) ......................   2,812,124          132,044
Ardem Pisirici ve Isitici Cihazlar
  Sanayii A.S. (Conglomerate) ........   1,011,009           41,776
Cimsa Cimento Sanayi Ve Ticaret
  A.S. (Building Materials) ..........   2,026,678          102,777
Haci Omer Sabanci Holdings A.S.,
  ADR (Conglomerate)## ...............       8,008          124,725
Trakya Cam Sanayii (Housewares) ......   3,156,607          130,433
Vestel Electronic (Electronics)* .....   1,139,100          151,903
Yapi ve Kredi Bankasi
  (Banks and Credit Cos.) ............   9,454,606          241,506
Yapi ve Kredi Bankasi Receipts
  (Banks and Credit Cos.)* ...........   4,841,120          123,660
                                                        -----------
                                                        $ 1,308,434
                                                        -----------
United Kingdom -- 0.5%
HSBC Holdings PLC (Finance)* .........       4,073      $    99,636
                                                        -----------
  Total Foreign Stocks
    (Identified Cost, $22,460,639) ................     $19,471,218
                                                        -----------
Rights
Companhia Vale Rio Doce,
  Preferred Exp. 12/31/98 (Mining)
  (Brazil) ...........................       4,600      $        --
Telecomunicacoes do Rio de
  Janero, Exp. 07/13/98
  (Telecommunications) (Brazil)* .....       7,179               --
Bank Rozwoju Eksportu S.A., Exp.
  07/10/98 (Banks and Credit Cos.)
  (Poland) ...........................       5,400            1,550
                                                        -----------
  Total Rights
    (Identified Cost, $0) .........................     $     1,550
                                                        -----------
Warrants*
Foreign Stocks
Hong Kong and China Gas, (Utilities
  - Gas) (Hong Kong) .................       1,500      $        --
Hysan Development Company,
  (Real Estate) (Hong Kong) ..........       2,200               18
Wharf Holdings,
  (Real Estate) (Hong Kong) ..........       1,250               58
                                                        -----------
  Total Warrants
    (Identified Cost, $0) .........................     $        76
                                                        -----------

Short-Term Obligations -- 4.5%

                                        Principal Amount
Issuer                                   (000 Omitted)      Value
Student Loan Marketing,
  due 7/01/98 ............................... $430      $   430,000
Federal National Mortgage Assn.,
  due 7/07/98 ...............................  500          499,537
                                                        -----------
  Total Short-Term Obligations, at Amortized Cost ....  $   929,537
                                                        -----------
  Total Investments
    (Identified Cost, $23,390,176) ...................  $20,402,381
Other Assets,
  Less Liabilities -- 1.1% ...........................      233,682
                                                        -----------
  Net Assets -- 100.0% ...............................  $20,636,063
                                                        ===========

            See portfolio footnotes and notes to financial statements


18-FCE

Portfolio of  Investments -- June 30, 1998
Money Market Series
Commercial Paper -- 45.2%

                                          Principal Amount
Issuer                                     (000 Omitted)          Value
Archer-Daniels-Midland Co.,
  due 8/05/98 ........................        $ 7,000        $  6,962,706
Bank of America, FSB, due 7/13/98.....          7,200           7,186,824
Coca-Cola Co.,
  due 7/17/98 - 7/24/98 ..............         14,000          13,958,612
Duke Power Co.,
  due 7/20/98 - 7/22/98 ..............         13,000          12,960,921
General Electric Capital Corp.,
  due 8/03/98 ........................         10,100          10,049,079
General RE Corp., due 8/19/98 ........         10,000           9,925,139
Goldman Sachs Group LP, due
  8/10/98 - 8/11/98 ..................         12,500          12,422,389
Hershey Foods Corp., due 7/16/98......          7,000           6,983,987
Lucent Tech, Inc.,
  due 7/31/98 - 8/27/98 ..............         12,000          11,916,541
Merrill Lynch & Co., Inc.,
  due 7/08/98 - 7/28/98 ..............         11,800          11,769,551
Morgan (J.P.) & Co., Inc.,
  due 8/13/98 ........................          8,000           7,947,349
National Rural Utilities Cooperative
  Finance, due 8/21/98 - 8/24/98 .....         15,300          15,177,442
Nationsbank Corp.,
  due 8/06/98 - 9/09/98 ..............         15,000          14,876,100
Shell Oil Co., due 7/30/98 ...........         10,700          10,652,852
Southern California Edison Co.,
  due 7/14/98 ........................         10,000           9,980,139
                                                             ------------
  Total Commercial Paper, at Amortized Cost ............     $162,769,631
                                                             ------------
U.S. Government and Agency
  Obligations -- 53.8%
Federal Farm Credit Bank, due
  8/12/98 - 8/17/98 ..................        $11,202        $ 11,127,119
Federal Home Loan Bank, due
  7/01/98 - 9/25/98 ..................         46,200          45,999,880
Federal Home Loan Mortgage
  Corp., due 7/02/98 - 8/25/98 .......         65,922          65,732,422
Federal National Mortgage Assn.,
  due 7/01/98 - 12/23/98 .............         49,500          53,807,150
Student Loan Marketing Assn.,
  due 7/01/98 ........................          7,510           7,510,000
Tennessee Valley Authority,
  due 8/26/98 ........................         10,000           9,916,404
                                                             ------------
  Total U.S. Government and Agency Obligations,
    at Amortized Cost ..................................     $194,092,975
                                                             ------------
  Total Investments, at Amortized Cost .................     $356,862,606
Other Assets,
  Less Liabilities -- 1.0% .............................        3,611,276
                                                             ------------
  Net Assets -- 100.0% .................................     $360,473,882
                                                             ============

            See portfolio footnotes and notes to financial statements


Portfolio of  Investments -- June 30, 1998
Strategic  Income Series
Bonds -- 67.8%

                                           Principal Amount
Issuer                                      (000 Omitted)        Value
U.S. Bonds -- 53.6%
Computer Software --
  Services -- 3.7%
Unisystem Corp., 7.875s, 2008 ..........         $ 50          $   51,000
                                                               ----------
Consumer Goods
  and Services -- 3.6%
Revlon Consumer Products Corp.,
  8.625s, 2008 .........................         $ 50          $   50,000
                                                               ----------
Containers -- 3.5%
Gaylord Container Corp.,
  9.75s, 2007"B" .......................         $ 50          $   49,250
                                                               ----------
Telecommunications -- 3.3%
Metronet Communications Corp., 0s
  to 2003, 9.95s to 2008## .............         $ 75          $   46,406
                                                               ----------
U.S. Treasury Obligations -- 32.3%
U.S. Treasury Notes, 7.875s, 2004                $400          $  449,247
                                                               ----------
Utilities -- Electric -- 7.2%
Niagara Mohawk Power
  Corporation, 7.25s, 2002 "D" .........         $100          $   99,932
                                                               ----------
  Total U.S. Bonds ......................................      $  745,835
                                                               ----------
Foreign Bonds -- 14.2%
Greece -- 7.2%
Antenna TV SA (Broadcasting),
  9s, 2007 .............................         $100          $  101,125
                                                               ----------
Mexico -- 7.0%
United Mexican States,
  8.625s, 2008 .........................         $100          $   97,125
                                                               ----------
  Total Foreign Bonds ...................................      $  198,250
                                                               ----------
  Total Bonds
    (Identified Cost, $942,493) .........................      $  944,085
                                                               ----------
Short-Term Obligations -- 40.8%
Federal National Mortgage
  Association, due 7/01/98 .............         $100          $  100,000
Federal Farm Credit Bank,
  due 7/06/98 ..........................          100              99,924
Federal Home Loan Mortgage,
  due 7/14/98 ..........................          133             132,737
Student Loan Marketing Discount
  Notes, due 7/01/98 ...................          135             135,000
Tennessee Valley Authority,
  due 7/24/98 ..........................          100              99,649
                                                               ----------
  Total Short-Term Obligations, at Amortized Cost .......      $  567,310
                                                               ----------
  Total Investments
    (Identified Cost, $1,509,803) .......................      $1,511,395
Other Assets,
  Less Liabilities -- (8.6)% ............................        (119,889)
                                                               ----------
  Net Assets -- 100.0% ..................................      $1,391,506
                                                               ==========

            See portfolio footnotes and notes to financial statements


                                                                          19-MMS

Portfolio of Investments -- June 30, 1998
World Asset Allocation(SM) Series
Stocks -- 64.7%

Issuer                                                Shares             Value
U.S. Stocks -- 20.1%
Aerospace -- 0.2%
General Dynamics Corp. .......................         1,700          $   79,050
Gulfstream Aerospace Corp.* ..................         5,300             246,450
                                                                      ----------
                                                                      $  325,500
                                                                      ----------
Airlines -- 0.1%
US Airways Group, Inc. .......................         2,000          $  158,500
                                                                      ----------
Apparel and Textiles -- 0.1%
Nordstrom, Inc. ..............................         2,700          $  208,575
                                                                      ----------
Automotive -- 0.1%
Magna International Inc ......................         1,100          $   75,488
                                                                      ----------
Business Machines -- 0.2%
Dell Computer Corp.* .........................         2,500          $  232,031
                                                                      ----------
Business Services -- 1.4%
AccuStaff, Inc.* .............................         5,000          $  156,250
Ace Ltd. .....................................         5,800             226,200
Affiliated Computer Services, Inc.,
  "A"* .......................................        12,600             485,100
Ceridian Corp.* ..............................         6,000             352,500
Computer Sciences Corp. ......................         6,500             416,000
Policy Management Systems Corp.*                       5,000             196,250
Renaissance Worldwide, Inc. ..................         6,900             150,075
                                                                      ----------
                                                                      $1,982,375
                                                                      ----------
Cellular Telephones -- 0.2%
Century Telephone Enterprises, Inc............         7,650          $  350,944
                                                                      ----------
Computer Software --
  Personal Computers -- 0.9%
Compaq Computer Corp. ........................         3,900          $  110,663
Microsoft Corp.* .............................         8,800             953,700
Network Associates, Inc.* ....................         2,900             138,837
                                                                      ----------
                                                                      $1,203,200
                                                                      ----------
Computer Software -- Services -- 0.3%
Compuware Corp.* .............................         8,900          $  455,013
                                                                      ----------
Computer Software --
  Systems -- 1.9%
BMC Software, Inc.* ..........................        10,820          $  561,963
Cadence Design Systems, Inc.* ................        10,200             318,750
Computer Associates International,
  Inc. .......................................        15,250             847,328
EMC Corp.* ...................................         8,700             389,869
Keane, Inc.* .................................         2,900             162,400
Oracle Corp.* ................................         7,550             185,447
Synopsys, Inc.* ..............................         2,600             118,950
                                                                      ----------
                                                                      $2,584,707
                                                                      ----------
Consumer Goods and
  Services -- 1.8%
Black & Decker Corp. .........................         4,900          $  298,900
Dial Corp. ...................................         2,700              70,031
Philip Morris Cos., Inc. .....................         4,000             157,500
Revlon, Inc., "A" ............................         7,000             359,625
Service Corp. International ..................         5,800             248,675
Tyco International Ltd. ......................        22,758           1,433,754
                                                                      ----------
                                                                      $2,568,485
                                                                      ----------
Electrical Equipment -- 0.3%
General Electric Co. .........................         4,300          $  391,300
                                                                      ----------
Entertainment -- 1.7%
CBS Corp. ....................................         2,400          $   76,200
Harrah's Entertainment, Inc.* ................         9,200             213,900
HBO & Co. ....................................         9,000             317,250
Heftel Broadcasting Corp., "A"* ..............         4,300             192,425
Jacor Communications, Inc.* ..................         1,900             112,100
Mediaone Group, Inc.* ........................         4,900             215,294

Issuer                                                Shares             Value
Entertainment -- continued
Mirage Resorts, Inc.* ........................         6,800          $  144,925
Time Warner, Inc. ............................         4,500             384,468
Univision Communications, Inc., "A"...........         6,300             234,675
Viacom, Inc., "B" ............................         7,300             425,225
                                                                      ----------
                                                                      $2,316,462
                                                                      ----------
Financial Institutions -- 0.8%
Associates First Capital Corp., "A" ..........         3,700          $  284,438
Freddie Mac ..................................         6,100             287,081
Green Tree Financial Corp. ...................         6,000             256,875
Morgan Stanley, Dean Witter,
  Discover & Co. .............................         3,600             328,950
                                                                      ----------
                                                                      $1,157,344
                                                                      ----------
Food and Beverage Products -- 0.3%
Giant Food Inc., "A" .........................         3,700          $  159,331
McCormick & Co., Inc. ........................         1,300              46,434
Ralston-Ralston Purina Co. ...................         1,500             175,219
                                                                      ----------
                                                                      $  380,984
                                                                      ----------
Insurance -- 1.4%
Annuity and Life Re Holdings Ltd.* ...........         4,500          $   99,563
Chubb Corp. ..................................         2,200             176,825
Conseco, Inc. ................................         3,000             140,250
Equitable Cos., Inc. .........................         4,000             299,750
Lincoln National Corp. .......................         3,100             283,262
Progressive Corp. ............................         1,500             211,500
Reliastar Financial Corp. ....................         7,200             345,600
Torchmark Corp. ..............................         4,400             201,300
Travelers Group, Inc. ........................         2,500             151,562
                                                                      ----------
                                                                      $1,909,612
                                                                      ----------
Medical and Health Products -- 1.1%
American Home Products Corp. .................         3,800          $  196,650
Bristol-Myers Squibb Co. .....................         3,200             367,800
Pfizer, Inc. .................................         1,400             152,163
Schering Plough Corp. ........................         4,500             412,312
Warner-Lambert Co. ...........................         5,200             360,750
                                                                      ----------
                                                                      $1,489,675
                                                                      ----------
Medical and Health Technology
  and Services -- 1.6%
Cardinal Health, Inc. ........................         2,200          $  206,250
Columbia/HCA Healthcare Corp. ................         8,700             253,387
HealthSouth Corp.* ...........................        13,800             368,287
Humana, Inc.* ................................         2,000              62,375
Life Re Corp. ................................         1,900             157,463
Tenet Healthcare Corp. .......................           100               3,125
Total Renal Care Holdings, Inc. ..............        10,900             376,050
United Healthcare Corp. ......................         8,900             565,150
Wellpoint Health Networks, Inc., "A"..........         4,000             296,000
                                                                      ----------
                                                                      $2,288,087
                                                                      ----------
Oil Services -- 0.2%
Cooper Cameron Corp.* ........................         1,800          $   91,800
Diamond Offshore Drilling, Inc. ..............         2,000              80,000
EVI Weatherford, Inc.* .......................         4,830             179,314
                                                                      ----------
                                                                      $  351,114
                                                                      ----------
Oils -- 0.1%
Texaco, Inc. .................................         2,100          $  125,344
                                                                      ----------
Printing and Publishing -- 0.1%
Scholastic Corp. .............................         3,900          $  155,513
                                                                      ----------
Restaurants and Lodging -- 0.4%
Cendant Corp.* ...............................        17,900          $  373,663
CKE Restaurants, Inc. ........................         5,200             214,500
                                                                      ----------
                                                                      $  588,163
                                                                      ----------

20-AAS

Issuer                                             Shares             Value
Special Products and Services -- 0.2%
McDonalds Corp. ........................            2,600          $   179,400
Xerox Corp. ............................            1,300              132,113
                                                                   -----------
                                                                   $   311,513
                                                                   -----------
Stores -- 2.1%
BJ's Wholesale Club, Inc.* .............            6,000          $   243,750
CVS Corp. ..............................           13,000              506,187
Linens 'N Things, Inc.* ................            2,000               61,125
Lowes Co., Inc. ........................            8,400              340,725
Office Depot, Inc.* ....................            9,300              293,531
Rite Aid Corp. .........................           27,900            1,047,994
Sears, Roebuck & Co. ...................            6,700              409,119
                                                                   -----------
                                                                   $ 2,902,431
                                                                   -----------
Supermarkets -- 0.6%
Meyer (Fred), Inc.* ....................            7,900          $   335,750
Safeway, Inc. ..........................           11,200              455,700
                                                                   -----------
                                                                   $   791,450
                                                                   -----------
Telecommunications -- 1.4%
Ascend Communications, Inc.* ...........            7,800          $   386,587
Cisco Systems, Inc.* ...................            4,800              441,900
Lucent Technologies, Inc. ..............            4,000              332,750
Tellabs, Inc. ..........................            1,700              121,763
United States West Inc. ................              122                5,734
WorldCom, Inc. .........................           12,400              600,625
                                                                   -----------
                                                                   $ 1,889,359
                                                                   -----------
Utilities -- Electric -- 0.1%
AES Corp.* .............................            3,200          $   168,200
                                                                   -----------
Utilities -- Gas -- 0.1%
KN Energy, Inc. ........................            1,500          $    81,281
                                                                   -----------
Utilities -- Telephone -- 0.4%
Global TeleSystems Group, Inc.* ........            3,900          $   190,125
Intermedia Communications, Inc.* .......            3,400              142,587
Sprint Corp. ...........................            3,900              274,950
                                                                   -----------
                                                                   $   607,662
                                                                   -----------
  Total U.S. Stocks ..........................................     $28,050,312
                                                                   -----------
Foreign Stocks -- 44.6%
Australia -- 1.3%
QBE Insurance Group Ltd.
  (Insurance) ..........................          334,761          $ 1,181,710
Seven Network Ltd. (Entertainment)......          215,900              649,815
                                                                   -----------
                                                                   $ 1,831,525
                                                                   -----------
Brazil -- 0.8%
Companhia Electrict est Rio de
  Janeiro (Utilities - Electric)* ......          734,600          $   362,060
Companhia Paranaense de Energia,
  ADR (Utilities - Electric) ...........           43,500              402,375
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) .............            3,600              393,075
                                                                   -----------
                                                                   $ 1,157,510
                                                                   -----------
Canada -- 2.1%
Canadian National Railway Co.
  (Railroads) ..........................           46,500          $ 2,470,313
T. Eaton Co., LTD. (Consumer
  Goods and Services) ..................           47,000              478,123
                                                                   -----------
                                                                   $ 2,948,436
                                                                   -----------
Chile -- 0.6%
Chilectra S.A., ADR
  (Utilities - Electric) ...............           40,000          $   856,000
                                                                   -----------
Finland -- 2.2%
Helsingin Puhelin Oyj
  (Telecommunications) .................           11,700          $   543,710
Huhtamaki Oy Group
  (Conglomerate) .......................            9,000              515,007

Issuer                                             Shares             Value
Finland -- continued
Pohjola Insurance Group
  (Insurance) ..........................           20,000          $   995,025
TT Tieto Oy
  (Computer Software - Systems) ........           13,800            1,048,713
                                                                   -----------
                                                                   $ 3,102,455
                                                                   -----------
France -- 3.7%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................            8,700          $   353,981
Television Francaise (Broadcasting).....            8,400            1,299,992
Thomson CSF (Electronics) ..............           20,000              759,765
TOTAL S.A., "B" (Oils) .................            9,700            1,259,262
Union des Assurances Federales
  S.A. (Insurance) .....................            9,100            1,432,373
                                                                   -----------
                                                                   $ 5,105,373
                                                                   -----------
Germany -- 3.6%
Adidas-Salomon AG
  (Apparel and Textiles) ...............            4,500          $   783,421
Henkel KGAA (Chemicals) ................           25,300            2,499,889
Skw Trostberg Ag (Chemicals) ...........           13,500              485,746
Wella AG (Cosmetics)* ..................            1,150            1,285,912
                                                                   -----------
                                                                   $ 5,054,968
                                                                   -----------
Greece -- 0.4%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................           22,888          $   586,544
                                                                   -----------
Hong Kong -- 0.6%
Li & Fung Ltd. (Wholesale) .............          211,000          $   340,476
Liu Chong Hing Bank
  (Banks and Credit Cos.) ..............          157,000              133,764
Peregrine Investment Holdings,
  (Finance)* ...........................          169,000                   --
Wing Hang Bank Ltd.
  (Banks and Credit Cos.) ..............          261,000              348,719
                                                                   -----------
                                                                   $   822,959
                                                                   -----------
Italy -- 0.7%
ERG S.p.A. (Oils) ......................          120,000          $   480,270
Telecom Italia S.p.A., Saving Shares
  (Telecommunications) .................          134,000              451,939
                                                                   -----------
                                                                   $   932,209
                                                                   -----------
Japan -- 6.2%
Canon, Inc. (Office Equipment) .........           44,000          $ 1,003,112
Eisai Co. Ltd. (Pharmaceuticals) .......           34,000              465,079
Kinki Coca-Cola Bottling Co.
  (Beverages) ..........................           20,000              243,179
Kirin Beverage Corp. (Beverages) .......           44,000              829,558
Nitto Denko Corp. (Industrial Goods
  and Services) ........................            4,000               60,360
NTT Data Corp.
  (Telecommunications) .................               18              652,674
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..........................           97,000              200,080
Rohm Co., (Electronics) ................            6,000              618,803
Sankyo Co. Ltd. (Pharmaceuticals) ......           18,000              411,667
Sony Corp. (Electronics) ...............           20,000            1,729,753
Takeda Chemical Industries
  (Pharmaceuticals) ....................           27,000              721,068
TDK Corp. (Special Products and
  Services) ............................            7,000              519,288
Tokyo Broadcasting System, Inc.
  (Broadcasting) .......................           38,000              426,287
Ushio, Inc. (Electronics) ..............           89,000              708,547
                                                                   -----------
                                                                   $ 8,589,455
                                                                   -----------

                                                                          21-AAS

Issuer                                                 Shares             Value
Malaysia
New Straits Times Press Berhad
  (Printing and Publishing) ......................     126,500         $    47,278
                                                                       -----------
Netherlands -- 6.1%
Akzo Nobel N.V. (Chemicals) ......................      13,300         $ 2,953,234
Benckiser N.V. (Consumer Goods
  and Services)* .................................      32,500           1,996,440
IHC Caland N.V.
  (Marine Equipment)* ............................       7,972             448,217
ING Groep N.V.
  (Financial Services)* ..........................      21,712           1,420,102
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*..................      27,030             881,312
Royal Dutch Petroleum Co., (Oils) ................      14,200             786,526
                                                                       -----------
                                                                       $ 8,485,831
                                                                       -----------
Peru -- 0.4%
Telefonica del Peru S.A., ADR
  (Telecommunications) ...........................      23,800         $   486,412
                                                                       -----------
Portugal -- 1.6%
Banco Espitor Santo e Comercial de
  Lisboa S.A. (Banks and
  Credit Cos.) ...................................       3,575         $   107,244
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.) ........................      56,640           1,168,751
Portugal Telecom SA
  (Utilities - Telephone) ........................      16,500             873,587
                                                                       -----------
                                                                       $ 2,149,582
                                                                       -----------
Singapore -- 0.7%
Hong Leong Finance Ltd.
  (Finance)[dagger] ..............................     159,000         $   130,452
Overseas Union Bank (Finance) ....................     353,000             776,516
                                                                       -----------
                                                                       $   906,968
                                                                       -----------
Spain -- 1.1%
Acerinox S.A. (Iron and Steel) ...................       4,800         $   638,416
Repsol S.A. (Oils) ...............................      17,000             935,648
                                                                       -----------
                                                                       $ 1,574,064
                                                                       -----------
Sweden -- 2.6%
Astra AB (Pharmaceuticals) .......................      57,433         $ 1,143,625
Saab AB, "B" (Aerospace)* ........................     105,500           1,109,831
Skandia Forsakrings AB (Insurance)                      44,900             641,027
Volvo AB (Automobiles) ...........................      26,500             788,197
                                                                       -----------
                                                                       $ 3,682,680
                                                                       -----------
Switzerland -- 2.3%
Barry Callebaut AG,
  (Food Products)* ...............................       1,100         $   237,269
Ciba Specialty AG (Chemicals) ....................       9,258           1,189,311
Clariant AG (Chemicals) ..........................       1,570           1,034,584
Novartis AG (Pharmaceuticals) ....................         434             722,570
                                                                       -----------
                                                                       $ 3,183,734
                                                                       -----------
United Kingdom -- 7.3%
ASDA Group PLC (Supermarkets) ....................     333,000         $ 1,142,827
Avis Europe PLC (Auto Rental)## ..................     179,000             810,116
British Aerospace (Aerospace and
  Defense)* ......................................     202,796           1,552,632
British Petroleum PLC (Oils)* ....................      91,237           1,330,083
British Petroleum PLC, ADR (Oils) ................         824              72,718
Capital Radio PLC (Broadcasting) .................      19,800             234,735
Danka Business Systems, ADR
  (Business Services) ............................       2,600              30,713
Jarvis Hotels PLC
  (Restaurants and Lodging)[dagger] ..............     119,000             341,406

Issuer                                                 Shares             Value
United Kingdom -- continued
Kwik-Fit Holdings PLC
  (Automotive Repair Centers) ....................      70,500         $   571,507
Lloyds TSB Group PLC
  (Banks and Credit Cos.)* .......................      59,954             838,528
LucasVarity PLC (Automotive) .....................     327,400           1,299,726
Next PLC (Retail) ................................      86,800             745,630
Tomkins PLC (Conglomerate) .......................     230,000           1,247,790
                                                                       -----------
                                                                       $10,218,411
                                                                       -----------
Venezuela -- 0.3%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications) ...........................      14,100         $   352,500
                                                                       -----------
  Total Foreign Stocks .............................................   $62,074,894
                                                                       -----------
  Total Stocks
    (Identified Cost, $78,396,158) .................................   $90,125,206
                                                                       -----------
Bonds -- 25.9%
                                                   Principal Amount
                                                    (000 Omitted)
U.S. Bonds -- 16.5%
Aerospace -- 0.4%
BE Aerospace, 8s, 2008## .........................    $    500         $   498,750
                                                                       -----------
Building -- 0.3%
Nortek, Inc., 9.25s, 2007 ........................    $     60         $    61,200
Building Materials Corp., 8s, 2007 ...............         300             300,000
                                                                       -----------
                                                                       $   361,200
                                                                       -----------
Consumer Goods and Services -- 0.8%
Kindercare Learning Centers, Inc.,
  9.5s, 2009 .....................................    $    100         $   100,500
Revlon Consumer Products Corp.,
  8.625s, 2008 ...................................       1,000           1,000,000
                                                                       -----------
                                                                       $ 1,100,500
                                                                       -----------
Containers -- 0.3%
Gaylord Container Corp.,
  9.75s, 2007 ....................................    $    500         $   492,500
                                                                       -----------
Electrical Equipment -- 0.5%
Williams Scotsman, Inc.,
  9.875s, 2007 ...................................    $    700         $   728,000
                                                                       -----------
Entertainment -- 0.2%
AMC Entertainment, Inc., 9.5s, 2009 ..............    $     50         $    50,500
Cinemark USA, Inc., 9.625s, 2008 .................         250             257,500
                                                                       -----------
                                                                       $   308,000
                                                                       -----------
Finance -- 0.3%
APP International Finance Co.,
  11.75s, 2005 ...................................    $    500         $   440,000
                                                                       -----------
Food and Beverage Products -- 0.6%
Specialty Foods Corp., 10.25s, 2001                   $    300         $   291,000
Borden, Inc., 9.25s, 2019 ........................         530             553,664
                                                                       -----------
                                                                       $   844,664
                                                                       -----------
Forest and Paper Products -- 0.4%
Silgan Holdings, Inc., 9s, 2009 ..................    $    500         $   517,500
                                                                       -----------
Industrial -- 0.4%
Hayes Wheels International, Inc.,
  9.125s, 2007 ...................................    $    500         $   522,500
                                                                       -----------
Medical and Health Technology
  and Services
Tenet Healthcare Corp.,
  8.625s, 2007 ...................................    $     60         $    61,500
                                                                       -----------
Printing and Publishing -- 0.5%
Hollinger International Publishing,
  Inc., 9.25s, 2007 ..............................    $    700         $   738,500
                                                                       -----------

22-AAS

                                            Principal Amount
Issuer                                        (000 Omitted)              Value
Special Products and
  Services -- 0.2%
IMO Industries, Inc., 11.75s, 2006 ............  $   250              $   281,250
                                                                      -----------
Stores -- 0.2%
Musicland Group, Inc., 9.875s,
  2008## ......................................  $   250              $   248,750
                                                                      -----------
Supermarkets -- 0.2%
Pathmark Stores, Inc., 9.625s, 2003............  $   250              $   252,500
                                                                      -----------
Telecommunications -- 2.6%
CSC Holdings, Inc., 9.25s, 2005 ...............  $   250              $   267,500
Flag Ltd., 8.25s, 2008 ## .....................      900                  906,750
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 ................................      300                  306,000
Jacor Communications Co., 8s,
  2010 ........................................    1,000                1,000,000
Level 3 Commerce, Inc., 9.125s,
  2008 ## .....................................      500                  486,250
Nextel Communications, Inc., 0s to
  2002, 9.25s to 2007## .......................      150                   97,875
Pagemart Wireless, Inc., 0s to 2003,
  11.25s to 2008## ............................      400                  240,000
Western Wireless Corp., 10.5s,
  2007 ........................................      250                  268,750
                                                                      -----------
                                                                      $ 3,573,125
                                                                      -----------
U.S. Treasury Obligations -- 8.4%
U.S. Treasury Bonds, 6.125s, 2027..............  $11,000              $11,787,160
                                                                      -----------
Utilities -- Electric -- 0.2%
Esi Tractebel, 7.99s, 2011## ..................  $   300              $   297,375
                                                                      -----------
  Total U.S. Bonds ..............................................     $23,053,774
                                                                      -----------
Foreign Bonds -- 9.4%
Canada -- 0.6%
Rogers Cablesystems, Inc., 9.625s,
  2002 (Telecommunications) ...................  $   700              $   749,000
                                                                      -----------
Mexico -- 2.7%
Satelites Mexicanos S A De C V,
  10.125s, 2004
  (Telecommunications)## ......................  $   800              $   782,000
United Mexican States, 8.625s,
  2008 ........................................    3,000                2,913,750
                                                                      -----------
                                                                      $ 3,695,750
                                                                      -----------
Philippines -- 0.6%
Bangko Sentral NG Philipinas, 8.6s,
  2027 (Bank) .................................  $ 1,000              $   877,500
                                                                      -----------
Russia -- 5.1%
Ministry of Finance, Russia, 10s,
  2007 ........................................  $   680              $   510,000
Ministry of Finance, Russia, 12.75s,
  2028 ........................................      270                  241,650
Russia Principal Loans, 3.313s,
  2020[dagger] ................................    6,250                2,953,125
Vnesheconombank, 6.719s, 2015
  (Bank) ......................................    6,249                3,460,604
                                                                      -----------
                                                                      $ 7,165,379
                                                                      -----------
United Kingdom -- 0.4%
Colt Telecom Group PLC, 8.875s,
  2007 (Telecommunications) ............. DEM        300              $   179,352
Middleweb PLC Bankers Trust Lux,
  10.5s, 2008 (Telecommunications)....... GBP        250                  415,958
                                                                      -----------
                                                                      $   595,310
                                                                      -----------
  Total Foreign Bonds ...........................................     $13,082,939
                                                                      -----------
  Total Bonds
    (Identified Cost, $37,450,879) ..............................     $36,136,713
                                                                      -----------

Preferred Stock -- 0.5%
Issuer                                            Shares                 Value
Primedia, Inc. (Printing and
  Publishing) (Identified Cost,
  $742,500)## ........................             7,500               $  727,500
                                                                       ----------
Rights
Kroger Co. Exp. 12/31/98 (Identified
  Cost, $51,799)* ....................             1,500               $   64,313
                                                                       ----------
Contingent Promisory Notes -- 3.9%
                                           Principal Amount
                                            (000 Omitted)
Cargill COLT (Commodity Option
  Linked Trading), (Identified Cost,
  $5,820,375)[dagger] ................            $5,500               $5,373,655
                                                                       ----------
Short-Term Obligations -- 3.1%
Ford Motor Credit Corp., due
  7/01/98, at Amortized Cost .........            $4,300               $4,300,000
                                                                       ----------
Call Options Purchased --

                                         Principal Amount
                                           of Contracts
Description/Expiration Month/Strike Price  (000 Omitted)
Japanese Yen/New Zealand
  Dollar/October/75
  (Premiums Paid, $27,958) .........             809,607             $     27,958
                                                                     ------------
Put Options Purchased -- 0.1%
Australian Dollar/December/0.71 ....               7,220             $      4,231
Japanese Yen/July/132 ..............           4,097,539                   54,323
Japanese Yen/New Zealand
  Dollar/October/69 ................             809,607             $     27,958
                                                                     ------------
  Total Put Options Purchased
    (Premiums Paid, $100,819) ...........................            $     86,512
                                                                     ------------
  Total Investments
    (Identified Cost, $126,890,488) .....................            $136,841,857
                                                                     ------------
Call Options Written -- (0.1)%
Japanese Yen/New Zealand
  Dollar/October/70 (Premiums
  Received, $292,133) ..............   JPY       929,511             $   (131,991)
                                                                     ------------
Put Options Written -- (0.2)%
Canadian Dollars/July/1.43 .........   CAD        10,001             $   (188,694)
Japanese Yen/March/170 .............   JPY     2,630,005                  (26,300)
                                                                     ------------
  Total Put Options Written
    (Premiums Received, $82,280) .....................               $   (214,994)
                                                                     ------------
Other Assets,
  Less Liabilities -- 2.1% ...........................                  2,882,651
                                                                     ------------
  Net Assets -- 100.0% ...............................               $139,377,523
                                                                     ============

            See portfolio footnotes and notes to financial statements

                                                                          23-AAS

Portfolio of Investments -- June 30, 1998
World Governments Series
Bonds -- 98.9%


                                                        Principal Amount
Issuer                                                    (000 Omitted)      Value
U.S. Bonds -- 62.8%
Federal National Mortgage
  Association -- 7.3%
FNMA, 2.125s, 2007 ............................     JPY       950,000     $ 7,157,487
                                                                          -----------
Government National Mortgage
  Association -- 15.0%
GNMA, 6.5s, 2027 ..............................            $   14,787     $14,755,040
                                                                          -----------
U.S. Treasury Obligations -- 40.5%
U.S. Treasury Notes, 5.5s, 2003 ...............            $   12,010     $12,000,632
U.S. Treasury Notes, 6.5s, 2005 ...............                13,240      13,974,423
U.S. Treasury Notes, 6.625s, 2002 .............                13,370      13,860,946
                                                                          -----------
                                                                          $39,836,001
                                                                          -----------
  Total U.S. Bonds ..............................................         $61,748,528
                                                                          -----------
Foreign Bonds -- 36.1%
Germany -- 12.8%
Federal Republic of Germany, 6s,
  2007 ........................................     DEM        16,008     $ 9,610,116
Federal Republic of Germany,
  6.25s, 2006 .................................                 4,796       2,916,361
                                                                          -----------
                                                                          $12,526,477
                                                                          -----------
Italy -- 6.8%
Republic of Italy, 5.75s, 2002 ................     ITL     5,810,000     $ 3,400,761
Republic of Italy, 6.75s, 2007 ................             5,170,000       3,267,649
                                                                          -----------
                                                                          $ 6,668,410
                                                                          -----------
New Zealand -- 2.1%
Government of New Zealand, 8s,
  2004 ........................................     NZD         3,750     $ 2,065,945
                                                                          -----------
Sweden -- 2.3%
Kingdom of Sweden, 6s, 2005 ...................     SEK        16,900     $ 2,257,637
                                                                          -----------
United Kingdom -- 12.1%
U. K. Treasury, 7.25s, 2007 ...................     GBP         6,499     $11,918,952
                                                                          -----------
  Total Foreign Bonds ...........................................         $35,437,421
                                                                          -----------
  Total Bonds
    (Identified Cost, $96,654,833) ..............................         $97,185,949
                                                                          -----------
Short-Term Obligations -- 2.5%
General Electric Corp., due 7/01/98,
  at Amortized Cost and Value .................            $    2,460     $ 2,460,000
                                                                          -----------


Put Options Purchased

                                                        Principal Amount
                                                          of Contracts
Issuer/Expiration Month/Strike Price                      (000 Omitted)      Value
Australian Dollars/December/0.71
  (Premiums Paid, $16,806) ....................     AUD         6,546     $     3,835
                                                                          -----------
  Total Investments
    (Identified Cost, $99,131,639) ........................               $99,649,784
                                                                          -----------
Call Options Written
Japanese Yen/Deutsche Marks/
  August/66.52 (Premiums
  Received, $303,356) .........................     JPY     1,304,443     $    (1,304)
                                                                          -----------
Put Options Written -- (0.1)%
Canadian Dollars/July/1.43
  (Premiums Received, $27,260) ................     CAD         7,287     $  (137,482)
                                                                          -----------
Other Assets,
  Less Liabilities -- (1.3)% ..............................                (1,269,250)
                                                                          -----------
  Net Assets -- 100.0% ....................................               $98,241,748
                                                                          ===========

            See portfolio footnotes and notes to financial statements

24-WGS

Portfolio of Investments -- June 30, 1998
World Total Return Series
Stocks -- 60.3%

Issuer                                                Shares             Value
Foreign Stocks -- 42.4%
Australia -- 1.0%
QBE Insurance Group Ltd.
  (Insurance) .............................          163,151          $  575,925
Seven Network Ltd. (Entertainment)                    63,720             191,784
TAB Ltd. (Entertainment)* .................           85,200             125,579
                                                                      ----------
                                                                      $  893,288
                                                                      ----------
Austria -- 0.3%
Austria Tabak AG (Tobacco) ................            4,900          $  272,823
                                                                      ----------
Brazil -- 0.2%
Companhia Paranaense de Energia,
  ADR (Utilities - Electric) ..............           19,400          $  179,450
                                                                      ----------
Canada -- 1.3%
Canadian National Railway Co.
  (Railroads) .............................           18,657          $  991,153
T. Eaton Co., Ltd. (Consumer Goods
  and Services)* ..........................           21,000             213,630
                                                                      ----------
                                                                      $1,204,783
                                                                      ----------
Chile -- 0.3%
Enersis S.A., ADR
  (Utilities - Electric) ..................           11,443          $  279,638
                                                                      ----------
Finland -- 0.6%
Helsingin Puhelin Oyj
  (Telecommunications) ....................            5,500          $  255,590
Huhtamaki OY (Conglomerate) ...............            4,522             258,763
                                                                      ----------
                                                                      $  514,353
                                                                      ----------
France -- 4.9%
Elf Aquitaine S.A. (Oils) .................            3,342          $  469,188
Pinault - Printemps Redonte (Retail)                   1,343           1,122,402
Sanofi S.A. (Medical and Health
  Products) ...............................            4,900             575,423
Television Francaise (Broadcasting)                    4,696             726,757
Thomson CSF (Electronics) .................            7,200             273,516
Total S.A., ADR (Oils) ....................           10,952             715,987
Union des Assurances Federales
  S.A. (Insurance) ........................            3,854             606,633
                                                                      ----------
                                                                      $4,489,906
                                                                      ----------
Germany -- 4.7%
Adidas-Salomon AG (Apparel and
  Textiles) ...............................            3,594          $  625,692
Henkel KgAA (Chemicals) ...................           10,832           1,070,308
Mannesmann AG (Conglomerate) ..............            9,000             924,163
ProSieben Media AG
  (Entertainment)* ........................            4,684             242,432
Volkswagen AG (Automotive) ................              700             675,395
Wella AG (Cosmetics) ......................              700             782,729
                                                                      ----------
                                                                      $4,320,719
                                                                      ----------
Greece -- 0.4%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications)* ...................           13,683          $  350,650
                                                                      ----------
Hong Kong -- 0.3%
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric) ..................           69,500          $  215,323
Wharf Holdings Ltd. (Real Estate) .........           71,000              70,115
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ............................           18,000              24,050
                                                                      ----------
                                                                      $  309,488
                                                                      ----------
Italy -- 1.3%
ENI S.P.A, ADR (Oils) .....................            4,359          $  283,335
Instituto Nazionale delle
  Assicurazioni (Insurance) ...............           85,891             243,817

Issuer                                                Shares            Value
Italy -- continued
Telecom Italia S.P.A.
  (Telecommunications) ....................           82,913          $  401,049
Telecom Italia S.P.A., Saving Shares
  (Telecommunications) ....................           85,250             287,521
                                                                      ----------
                                                                      $1,215,722
                                                                      ----------
Japan -- 4.5%
Canon, Inc. (Office Equipment) ............           32,000          $  729,536
Eisai Co. Ltd. (Pharmaceuticals) ..........           13,000             177,824
Kirin Beverage Corp. (Beverages) ..........           37,000             697,583
Osaka Sanso Kogyo Ltd.
  (Chemicals) .............................           21,000              43,316
Rohm Co. (Electronics) ....................            2,000             206,268
Sony Corp. (Electronics) ..................           12,600           1,089,744
Takeda Chemical Industries
  (Pharmaceuticals) .......................           21,000             560,831
Terumo Corp. (Pharmaceuticals) ............           14,000             222,914
Tokyo Broadcasting System, Inc.
  (Broadcasting) ..........................           13,000             145,835
Ushio, Inc. (Electronics) .................           29,000             230,875
                                                                      ----------
                                                                      $4,104,726
                                                                      ----------
Netherlands -- 6.1%
Akzo Nobel N.V. (Chemicals) ...............            3,814          $  846,890
Benckiser N.V. "B" (Consumer
  Goods and Services)* ....................           10,500             645,004
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*                      12,400             672,821
IHC Caland N.V. (Marine
  Equipment)* .............................           14,980             842,234
ING Groep N.V. (Financial
  Services)* ..............................            8,900             582,116
Koninklijke Ahold N.V., ADR
  (Food/Retail) ...........................           15,608             499,456
Koninklijke Ahrend N.V. (Office
  Furnishings)* ...........................            8,400             273,882
Royal Dutch Petroleum Co., ADR
  (Oils) ..................................           12,089             662,628
Wolters Kluwer N.V. (Publishing)* .........            4,046             554,698
                                                                      ----------
                                                                      $5,579,729
                                                                      ----------
New Zealand
Telecom Corp. of New Zealand
  (Telecommunications) ....................           22,600          $   48,325
                                                                      ----------
Portugal -- 0.8%
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.)* ................           21,440          $  442,409
Elec De Portugal (Utilities - Electric)               12,300             285,632
                                                                      ----------
                                                                      $  728,041
                                                                      ----------
Singapore -- 0.2%
Singapore Press Holdings Ltd.
  (Printing & Publishing) .................           20,864          $  140,168
                                                                      ----------
South Korea -- 0.1%
Korea Electric Power Corp., ADR
  (Utilities - Electric) ..................            7,652          $   54,521
                                                                      ----------
Spain -- 2.1%
Iberdrola S.A. (Utilities - Electric) .....           58,865          $  954,692
Acerinox S.A. (Iron and Steel) ............            2,022             268,933
Telefonica de Espana
  (Utilities - Telephone) .................           15,600             720,406
                                                                      ----------
                                                                      $1,944,031
                                                                      ----------
Sweden -- 3.1%
Astra AB (Pharmaceuticals) ................           23,927          $  476,442
Saab AB, "B" (Aerospace)* .................           54,425             572,536
Securitas AB (Security Services) ..........            8,600             420,576

                                                                         25-WTRS

Issuer                                                  Shares           Value
Sweden -- continued
Skandia Forsakrings AB (Insurance)                       54,495       $   778,013
Telefonaktiebolaget LM Ericsson,
  ADR (Telecommunications
  Equipment) ........................................    10,144           290,372
Volvo AB (Automobiles) ..............................    10,200           303,381
                                                                      -----------
                                                                      $ 2,841,320
                                                                      -----------
Switzerland -- 1.6%
Ciba Specialty Chemicals AG
  (Chemicals) .......................................     4,070       $   522,845
Clariant AG (Chemicals) .............................       400           263,588
Nestle AG (Food and Beverage
  Products) .........................................       300           642,348
                                                                      -----------
                                                                      $ 1,428,781
                                                                      -----------
United Kingdom -- 8.6%
ASDA Group PLC (Retail) .............................   161,024       $   552,620
Avis Europe PLC (Auto Rental)## .....................   172,525           780,811
B.A.T. Industries PLC (Tobacco) .....................    29,900           299,239
Booker PLC (Food - Wholesale) .......................    54,913           226,240
British Aerospace (Aerospace and
  Defense) ..........................................    90,628           693,859
British Petroleum PLC, ADR (Oils) ...................    12,812         1,130,659
Compass Group PLC
  (Food - Catering)* ................................   107,592         1,236,504
Diageo PLC (Food and Beverage
  Products) .........................................    37,403           442,957
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* .....................................    32,858           459,558
LucasVarity PLC (Automotive) ........................   155,700           618,105
Tomkins PLC (Conglomerate) ..........................   137,890           748,077
Williams PLC (Diversified
  Manufacturing Operations) .........................    98,649           633,505
                                                                      -----------
                                                                      $ 7,822,134
                                                                      -----------
  Total Foreign Stocks ........................................       $38,722,596
                                                                      -----------
U.S. Stocks -- 17.9%
Aerospace -- 0.3%
Lockheed-Martin Corp. ...............................     2,481       $   262,676
                                                                      -----------
Banks and Credit Companies -- 0.7%
Norwest Corp. .......................................    16,378       $   612,128
                                                                      -----------
Business Machines -- 1.4%
International Business Machines
  Corp. .............................................     6,025       $   691,745
Xerox Corp. .........................................     5,300           538,613
                                                                      -----------
                                                                      $ 1,230,358
                                                                      -----------
Construction Services -- 0.3%
Martin Marietta Materials, Inc. .....................     6,358       $   286,110
                                                                      -----------
Consumer Goods and Services -- 2.4%
Philip Morris Cos., Inc. ............................    21,126       $   831,836
Tyco International Ltd. .............................    21,520         1,355,760
                                                                      -----------
                                                                      $ 2,187,596
                                                                      -----------
Electrical Equipment -- 1.1%
General Electric Co. ................................    10,900       $   991,900
                                                                      -----------
Financial Institutions -- 1.9%
American Express Co. ................................    10,259       $ 1,169,526
Federal Home Loan Mortgage Corp.                         12,193           573,833
                                                                      -----------
                                                                      $ 1,743,359
                                                                      -----------
Food and Beverage Products -- 0.3%
McCormick & Co., Inc. ...............................     8,299       $   296,430
                                                                      -----------

Issuer                                                  Shares           Value
Insurance -- 1.7%
Allstate Corp. ......................................     6,418       $   587,648
ReliaStar Financial Corp. ...........................     8,758           420,384
Transamerica Corp. ..................................     4,800           552,600
                                                                      -----------
                                                                      $ 1,560,632
                                                                      -----------
Medical and Health Products -- 2.2%
Bristol-Myers Squibb Co. ............................     8,656       $   994,899
Schering Plough Corp. ...............................     8,664           793,839
Warner-Lambert Co. ..................................     3,240           224,775
                                                                      -----------
                                                                      $ 2,013,513
                                                                      -----------
Oils -- 1.4%
Exxon Corp. .........................................     7,981       $   569,145
USX-Marathon Group ..................................    21,590           740,807
                                                                      -----------
                                                                      $ 1,309,952
                                                                      -----------
Printing and Publishing -- 0.6%
Gannett Co., Inc. ...................................     7,336       $   521,314
                                                                      -----------
Restaurants and Lodging -- 0.7%
McDonalds Corp. .....................................     9,000       $   621,000
                                                                      -----------
Stores -- 0.3%
Rite Aid Corp. ......................................     8,300       $   311,769
                                                                      -----------
Utilities -- Electric -- 0.6%
Sierra Pacific Resources ............................    15,100       $   548,319
                                                                      -----------
Utilities -- Gas -- 1.1%
Coastal Corp. .......................................    11,200       $   781,900
K N Energy, Inc. ....................................     4,300           233,006
                                                                      -----------
                                                                      $ 1,014,906
                                                                      -----------
Utilities -- Telephone -- 0.9%
Sprint Corp. ........................................    11,900       $   838,950
                                                                      -----------
  Total U.S. Stocks ...........................................       $16,350,912
                                                                      -----------
  Total Stocks
    (Identified Cost, $42,736,015) ............................       $55,073,508
                                                                      -----------
Bonds -- 37.4%

                                                   Principal Amount
                                                    (000 Omitted)
U.S. Bonds -- 23.5%
Federal National Mortgage Association -- 2.0%
FNMA 2.125s, 2007 .......................    JPY        240,000       $ 1,808,207
                                                                      -----------
Government National Mortgage
  Association -- 5.7%
GNMA, 6.5s, 2027, TBA ...................             $   5,269       $ 5,257,167
                                                                      -----------
U.S. Treasury Obligations -- 15.8%
U.S. Treasury Notes, 5.5s, 2003 .........             $   4,340       $ 4,336,615
U.S. Treasury Notes, 6.5s, 2005 .........                 4,790         5,055,701
U.S. Treasury Notes, 6.625s, 2002 .......                 4,840         5,017,725
                                                                      -----------
                                                                      $14,410,041
                                                                      -----------
  Total U.S. Bonds ............................................       $21,475,415
                                                                      -----------
Foreign Bonds -- 13.9%
Germany -- 5.9%
Federal Republic of Germany,
  6s, 2007 ..............................    DEM          4,926       $ 2,957,236
Federal Republic of Germany,
  6.25s, 2006 ...........................                 4,091         2,487,663
                                                                      -----------
                                                                      $ 5,444,899
                                                                      -----------
Italy -- 2.0%
Republic of Italy, 5.75s, 2002 ..........    ITL      1,585,000       $   927,746
Republic of Italy, 6.75s, 2007 ..........             1,410,000           891,177
                                                                      -----------
                                                                      $ 1,818,923
                                                                      -----------

26-WTRS

                                                Principal Amount
Issuer                                            (000 Omitted)      Value
New Zealand -- 0.8%
Government of New Zealand,
  8s, 2004 ............................   NZD          1,310      $   721,704
                                                                  -----------
Sweden -- 0.6%
Kingdom of Sweden, 6s, 2005 ...........   SEK          2,100      $   280,535
Kingdom of Sweden, 13s, 2001 ..........                1,700          262,419
                                                                  -----------
                                                                  $   542,954
                                                                  -----------
United Kingdom -- 4.6%
United Kingdom Treasury,
  7.25s, 2007 .........................   GBP          2,291      $ 4,201,619
                                                                  -----------
  Total Foreign Bonds ....................................        $12,730,099
                                                                  -----------
  Total Bonds
    (Identified Cost, $33,980,244) .......................        $34,205,514
                                                                  -----------
Warrants*
                                                      Shares
Wharf Holdings (Real Estate), (Hong
  Kong) (Identified Cost, $0) .........                3,550      $       165
                                                                  -----------
Short-Term Obligations -- 2.1%
                                                 Principal Amount
                                                  (000 Omitted)
Ford Motor Credit Corp., due
  7/01/98, at Amortized Cost ..........               $1,880      $ 1,880,000
                                                                  -----------
  Total Investments
    (Identified Cost, $78,596,259) .......................        $91,159,187
                                                                  -----------

Call Options Written

                                               Principal Amount
                                                 of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)
Japanese Yen/Deutsche Marks/
  August/66.52 (Premiums
  Received, $85,224) ..................   JPY        366,467             (366)
                                                                  -----------
Put Options Written
Canadian Dollars/1.43 (Premiums
  Received $9,343) ...................    CAD          2,497      $   (47,119)
                                                                  -----------
Other Assets,
  Less Liabilities -- 0.2% ...................................        211,128
                                                                  -----------
  Net Assets -- 100.0% .......................................    $91,322,830
                                                                  ===========

            See portfolio footnotes and notes to financial statements


Portfolio of Investments -- June 30, 1998

Zero Coupon Series, Portfolio 2000
U.S. Government Guaranteed -- 99.8%


                                                Principal Amount
Issuer                                            (000 Omitted)      Value
Treasury Investment
  Growth Receipts -- 5.1%
Series 18, due 2/15/01 .............................  $   97       $   84,157
Series 12, due 5/15/01 .............................      22           18,821
Series 15, due 8/15/01 .............................      88           74,244
                                                                   ----------
  Total Treasury Investment Growth
    Receipts (Identified Cost, $159,831) ......................    $  177,222
                                                                   ----------
U.S. Treasury Securities Stripped
  Interest Payments -- 94.7%
Generic Coupons, due 5/15/00 .......................  $  742       $  670,694
Generic Coupons, due 8/15/00 .......................      93           82,901
Generic Coupons, due 11/15/00 ......................   2,798        2,460,365
Generic Coupons, due 5/15/01 .......................      81           69,301
                                                                   ----------
  Total U.S. Treasury Securities Stripped
    Interest Payments (Identified Cost, $3,170,559) ...........    $3,283,261
                                                                   ----------
  Total Investments
    (Identified Cost, $3,330,390) .............................    $3,460,483
                                                                   ----------
Other Assets
  Less Liabilities -- 0.2% ....................................         5,832
                                                                   ----------
  Net Assets -- 100.0% ........................................    $3,466,315
                                                                   ==========

            See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
                *Non-income producing security.
               **Non-income producing security -- in default.
                #Payment-in-kind security.
               ##SEC Rule 144A restriction.
              ###Security segregated as collateral for open futures contracts. [dagger]Restricted security.
         [dbldag]Security valued by or at the direction of the Trustees. [dbldag][dbldag]Inverse floating rate security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD=Australian Dollars    FRF=French Francs         JPY=Japanese Yen
CAD=Canadian Dollars      GBP=British Pounds        NLG=Dutch Guilders
CHF=Swiss Francs          HKD=Hong Kong Dollars     NZD=New Zealand Dollars
DEM=Deutsche Marks        ITL=Italian Lire          SEK=Swedish Kronar
ESP=Spanish Pesetas

                                                                          27-ZCS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1998

                                                                                                     Government        High
                                                                                          Bond       Securities       Yield
Assets:                                                                                  Series        Series         Series
 Investments --                                                                       ----------    ------------  --------------
  Unaffiliated issuers, at cost .................................................     $2,843,796    $414,166,128   $ 335,097,869
  Unrealized appreciation (depreciation) ........................................         21,295      12,559,687       5,443,916
                                                                                      ----------    ------------   -------------
    Total investments, at value .................................................     $2,865,091    $426,725,815   $ 340,541,785
 Cash ...........................................................................         38,418           1,043          85,053
 Foreign currency, at value (identified cost, $90,038, $28,359) .................         --              --             --
 Net receivable for forward foreign currency exchange contracts closed or subject
  to master netting agreements ..................................................         --              --             --
 Receivable for investments sold ................................................         --              --             663,434
 Receivable for Series shares sold ..............................................         94,463         207,167         364,658
 Interest and dividends receivable ..............................................         10,363       4,470,753       6,058,618
 Receivable from investment advisor .............................................          2,291          --             --
 Other assets ...................................................................         --               2,547           1,810
                                                                                      ----------    ------------   -------------
    Total assets ................................................................     $3,010,626    $431,407,325   $ 347,715,358
                                                                                      ----------    ------------   -------------
Liabilities:
 Payable for investments purchased ..............................................     $  411,147    $     --       $   4,009,381
 Payable for Series shares reacquired ...........................................             46         299,747         205,880
 Net payable for forward foreign currency exchange contracts to purchase ........         --              --             --
 Payable to affiliates --
  Investment advisory fee .......................................................            123          19,465          21,205
  Administrative fee ............................................................              3             531             424
 Accrued expenses and other liabilities .........................................             79          55,567          43,523
                                                                                      ----------   -------------   -------------
    Total liabilities ...........................................................     $  411,398    $    375,310   $   4,280,413
                                                                                      ----------   -------------   -------------
Net assets ......................................................................     $2,599,228    $431,032,015   $ 343,434,945
                                                                                      ==========   =============   =============
Net assets consist of:
 Paid-in capital ................................................................     $2,568,954    $415,145,710   $ 323,394,917
 Unrealized appreciation/(depreciation) on investments and translation of assets
  and liabilities in foreign currencies .........................................         21,295      12,559,687       5,443,916
 Accumulated undistributed net realized gain (loss) on investments and foreign
  currency transactions .........................................................           (859)     (8,684,076)      1,146,985
 Accumulated undistributed net investment income ................................          9,838      12,010,694      13,449,127
                                                                                      ----------   -------------   -------------
     Total ......................................................................     $2,599,228    $431,032,015   $ 343,434,945
                                                                                      ==========   =============   =============
 Shares of beneficial interest outstanding ......................................        254,830      33,679,268      35,815,941
                                                                                      ==========   =============   =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ...........     $    10.20    $      12.80   $        9.59
                                                                                      ==========   =============   =============

                                                                                                    MFS(R)/Foreign
                                                                                                      & Colonial
                                                                                    International      Emerging
                                                                                      Growth and       Markets         Money
                                                                                        Income         Equities        Market
Assets:                                                                                 Series          Series         Series
 Investments --                                                                    -------------    ----------------------------
  Unaffiliated issuers, at cost .................................................   $ 62,411,399    $ 23,390,176   $ 356,862,606
  Unrealized appreciation (depreciation) ........................................     10,233,565      (2,987,795)        --
                                                                                    ------------    ------------   -------------
    Total investments, at value .................................................   $ 72,644,964    $ 20,402,381   $ 356,862,606
 Cash ...........................................................................         18,408          52,384           7,202
 Foreign currency, at value (identified cost, $90,038, $28,359) .................         90,109          28,143         --
 Net receivable for forward foreign currency exchange contracts closed or subject
  to master netting agreements ..................................................          8,926          --             --
 Receivable for investments sold ................................................      1,122,771         244,457         --
 Receivable for Series shares sold ..............................................        205,619          11,982       4,058,381
 Interest and dividends receivable ..............................................        172,460          96,039         --
 Receivable from investment advisor .............................................         --              --             --
 Other assets ...................................................................            338             159           3,240
                                                                                    ------------    ------------   -------------
    Total assets ................................................................   $ 74,263,595    $ 20,835,545   $ 360,931,429
                                                                                    ------------    ------------   -------------
Liabilities:
 Payable for investments purchased ..............................................   $    737,666    $    158,539   $     --
 Payable for Series shares reacquired ...........................................             47           4,282         366,624
 Net payable for forward foreign currency exchange contracts to purchase ........          8,688          --             --
 Payable to affiliates --
  Investment advisory fee .......................................................          5,664           2,127          14,776
  Administrative fee ............................................................             87              31             443
 Accrued expenses and other liabilities .........................................         14,095          34,503          75,704
                                                                                    ------------    ------------   -------------
    Total liabilities ...........................................................   $    766,247    $    199,482   $     457,547
                                                                                    ------------    ------------   -------------
Net assets ......................................................................   $ 73,497,348    $ 20,636,063   $ 360,473,882
                                                                                    ============    ============   =============
Net assets consist of:
 Paid-in capital ................................................................   $ 61,493,165    $ 26,538,387   $ 360,473,882
 Unrealized appreciation/(depreciation) on investments and translation of assets
  and liabilities in foreign currencies .........................................     10,231,024      (2,993,931)        --
 Accumulated undistributed net realized gain (loss) on investments and foreign
  currency transactions .........................................................      1,640,109      (3,043,556)        --
 Accumulated undistributed net investment income ................................        133,050         135,163         --
                                                                                    ------------    ------------   -------------
     Total ......................................................................   $ 73,497,348    $ 20,636,063   $ 360,473,882
                                                                                    ============    ============   =============
 Shares of beneficial interest outstanding ......................................      5,662,830       2,338,618     360,473,882
                                                                                    ============    ============   =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ...........   $      12.98    $       8.82   $        1.00
                                                                                    ============    ============   =============

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- June 30, 1998 -- continued

                                                                                                                     World
                                                                                              Strategic              Asset
                                                                                                Income            Allocation(SM)
Assets:                                                                                         Series               Series
 Investments --                                                                            ---------------      ---------------
  Unaffiliated issuers, at cost ..........................................................   $ 1,509,803         $ 126,890,488
  Unrealized appreciation ................................................................         1,592             9,951,369
                                                                                             -----------         -------------
    Total investments, at value ..........................................................   $ 1,511,395         $ 136,841,857
 Cash ....................................................................................        11,830               351,426
 Net receivable for forward foreign currency exchange contracts to sell ..................       --                  1,464,678
 Receivable for investments sold .........................................................       --                  2,224,928
 Receivable for Series shares sold .......................................................        58,250               104,929
 Interest and dividends receivable .......................................................        13,416               881,520
 Receivable from investment advisor ......................................................         2,290                  --
 Other assets ............................................................................       --                      2,142
                                                                                             -----------         -------------
    Total assets .........................................................................   $ 1,597,181         $ 141,871,480
                                                                                             -----------         -------------
Liabilities:
 Payable for investments purchased .......................................................   $   205,138         $   1,073,177
 Payable for foreign currency, at value (identified cost $1,035) .........................       --                      1,030
 Payable for swap agreements .............................................................       --                     13,513
 Payable for Series shares reacquired ....................................................       --                     41,591
 Net payable for forward foreign currency exchange contracts to purchase .................       --                    631,479
 Net payable for foreign currency exchange contracts closed or subject to master netting
  agreements .............................................................................       --                    304,906
 Written options outstanding, at value (premiums received $0, $374,413, $330,616,                --                     346,985
  $94,567, $0)
 Payable to affiliates --
  Investment advisory fee ................................................................            78                 8,583
  Administrative fee .....................................................................       --                        199
 Accrued expenses and other liabilities ..................................................           459                72,494
                                                                                             -----------         -------------
    Total liabilities ....................................................................   $   205,675         $   2,493,957
                                                                                             -----------         -------------
Net assets ...............................................................................   $ 1,391,506         $ 139,377,523
                                                                                             ===========         =============
Net assets consist of:
 Paid-in capital .........................................................................   $ 1,382,998         $ 122,787,909
 Unrealized appreciation/(depreciation) on investments and translation of assets and
  liabilities in foreign currencies ......................................................         1,592            10,491,640
 Accumulated undistributed net realized gain (loss) on investments and foreign currency
  transactions ...........................................................................         2,112             4,931,870
 Accumulated undistributed net investment income .........................................         4,804             1,166,104
                                                                                             -----------         -------------
     Total ...............................................................................   $ 1,391,506         $ 139,377,523
                                                                                             ===========         =============
 Shares of beneficial interest outstanding ...............................................       137,630             9,361,314
                                                                                             ===========         =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $     10.11         $       14.89
                                                                                             ===========         =============


                                                                                                   World           Zero
                                                                               World               Total          Coupon
                                                                             Governments          Return          Series,
Assets:                                                                        Series             Series      Portfolio 2000
  Unaffiliated issuers, at cost .........................................  $ 99,131,639        $ 78,596,259     $3,330,390
  Unrealized appreciation ...............................................       518,145          12,562,928        130,093
                                                                           ------------        ------------     ----------
    Total investments, at value .........................................  $ 99,649,784        $ 91,159,187     $3,460,483
 Cash ...................................................................         4,827               7,196          2,254
 Net receivable for forward foreign currency exchange contracts to sell .       436,526              --             --
 Receivable for investments sold ........................................       --                  968,292         --
 Receivable for Series shares sold ......................................         1,410             111,432         --
 Interest and dividends receivable ......................................     1,170,425             537,348         --
 Receivable from investment advisor .....................................       --                   --             --
 Other assets ...........................................................           726                 472          8,173
                                                                           ------------        ------------     ----------
    Total assets ........................................................  $101,263,698        $ 92,783,927     $3,470,910
                                                                           ------------        ------------     ----------
Liabilities:
 Payable for investments purchased ......................................  $    --             $    599,473      $  --
 Payable for foreign currency, at value (identified cost $1,035) ........       --                   --             --
 Payable for swap agreements ............................................       --                   --             --
 Payable for Series shares reacquired ...................................       142,644               2,184             85
 Net payable for forward foreign currency exchange contracts to purchase      1,927,131             427,097         --
 Net payable for foreign currency exchange contracts closed or subject
  to master netting agreements ..........................................       755,932             327,461         --
 Written options outstanding, at value (premiums received $0, $374,413,
  $330,616, $94,567, $0).................................................       138,786              47,485         --
 Payable to affiliates --
  Investment advisory fee ...............................................         6,026               5,579             71
  Administrative fee ....................................................           151                 112         --
 Accrued expenses and other liabilities .................................        51,280              51,706          4,439
                                                                          -------------        ------------     ----------
    Total liabilities ...................................................  $  3,021,950        $  1,461,097     $    4,595
                                                                          -------------        ------------     ----------
Net assets ..............................................................  $ 98,241,748        $ 91,322,830     $3,466,315
                                                                          =============        ============     ==========
Net assets consist of:
 Paid-in capital ........................................................  $ 98,025,609        $ 76,359,937     $3,267,069
 Unrealized appreciation/(depreciation) on investments and translation
  of assets and liabilities in foreign currencies .......................    (1,537,246)         11,853,228        130,093
 Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions .....................................      (107,185)          2,167,445        (35,089)
 Accumulated undistributed net investment income ........................     1,860,570             942,220        104,242
                                                                          -------------        ------------     ----------
     Total ..............................................................  $ 98,241,748        $ 91,322,830     $3,466,315
                                                                          =============        ============     ==========
 Shares of beneficial interest outstanding ..............................     9,131,510           5,860,386        402,415
                                                                          =============        ============     ==========
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ...  $      10.76        $      15.58     $     8.61
                                                                          =============        ============     ==========

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Period Ended June 30, 1998

                                                                                          Government           High
                                                                               Bond       Securities          Yield
Net investment income:                                                        Series*       Series            Series
 Income --                                                                  ----------- -------------      -----------
  Interest ................................................................  $ 11,910     $12,507,041     $ 14,524,126
  Dividends ...............................................................      --            --              276,791
  Foreign taxes withheld ..................................................      --            --               --
                                                                             --------     -----------     ------------
   Total investment income ................................................  $ 11,910     $12,507,041     $ 14,800,917
                                                                             --------     -----------     ------------
 Expenses --
  Investment advisory fees ................................................  $  1,243     $ 1,095,058     $  1,166,458
  Trustees' fees ..........................................................     1,696           4,373            3,473
  Administrative fee ......................................................        24          29,771           23,271
  Custodian fees ..........................................................       111          56,370           47,710
  Auditing fees ...........................................................       720          25,815           26,845
  Legal fees ..............................................................         5             314              398
  Printing fees ...........................................................       151          17,009           13,399
  Interest expense ........................................................      --            --               --
  Miscellaneous ...........................................................       246           2,320           --
                                                                             --------     -----------     ------------
   Total expenses .........................................................  $  4,196     $ 1,231,030     $  1,281,554
  Preliminary reduction of expenses by investment adviser .................    (2,092)         --               --
  Fees paid indirectly ....................................................       (32)         (1,413)         (37,904)
                                                                             --------     -----------     ------------
   Net expenses ...........................................................  $  2,072     $ 1,229,617     $  1,243,650
                                                                             --------     -----------     ------------
    Net investment income .................................................  $  9,838     $11,277,424     $ 13,557,267
                                                                             --------     -----------     ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................  $   (859)    $ 2,968,535     $  4,231,097
  Foreign currency transactions ...........................................      --            --                  524
  Futures contracts .......................................................      --        (309,471)            --
  Written options transactions ............................................      --            --               --
                                                                             --------     -----------     ------------
    Net realized gain (loss) on investments
     and foreign currency transactions ....................................  $   (859)    $ 2,659,064     $  4,231,621
                                                                             --------     -----------     ------------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................  $ 21,295     $ 1,551,903     $ (2,468,405)
  Translation of assets and liabilities in foreign currencies .............     --             --               --
  Futures contracts .......................................................     --             49,736           --
                                                                             --------     -----------     ------------
   Net unrealized gain (loss) on investments and
    foreign currency translation ..........................................  $ 21,295     $ 1,601,639     $ (2,468,405)
                                                                             --------     -----------     ------------
    Net realized and unrealized gain (loss) on
     investments and foreign currency .....................................  $ 20,436     $ 4,260,703     $  1,763,216
                                                                             --------     -----------     ------------
     Increase (decrease) in net assets from
      operations ..........................................................  $ 30,274     $15,538,127     $ 15,320,483
                                                                             ========     ===========     ============

                                                                                          MFS(R)/Foreign
                                                                                            & Colonial
                                                                          International      Emerging
                                                                            Growth and       Markets          Money
                                                                              Income          Equity          Market
Net investment income:                                                        Series          Series          Series
 Income --                                                               ---------------  ---------------- -----------
  Interest .............................................................  $    95,696    $     26,552       $9,970,159
  Dividends ............................................................      790,506         299,385           --
  Foreign taxes withheld ...............................................      (89,368)        (14,220)          --
                                                                          -----------    ------------       ----------
   Total investment income .............................................  $   796,834    $    311,717       $9,970,159
                                                                          -----------    ------------       ----------
 Expenses --
  Investment advisory fees .............................................  $   300,681    $    148,165       $  896,764
  Trustees' fees .......................................................        2,958           3,473            3,473
  Administrative fee ...................................................        4,636           1,778           26,804
  Custodian fees .......................................................       29,048          12,982           55,608
  Auditing fees ........................................................       10,273          12,738           18,065
  Legal fees ...........................................................          180             562              479
  Printing fees ........................................................        3,287           1,757           43,817
  Interest expense .....................................................        --              3,061           --
  Miscellaneous ........................................................        1,505          --               --
                                                                          -----------    ------------       ----------
   Total expenses ......................................................  $   352,568    $    184,516       $1,045,010
  Preliminary reduction of expenses by investment adviser ..............        --             --               --
  Fees paid indirectly .................................................       (1,318)         (8,760)          (8,829)
                                                                          -----------    ------------       ----------
   Net expenses ........................................................  $   351,250    $    175,756       $1,036,181
                                                                          -----------    ------------       ----------
    Net investment income ..............................................  $   445,584    $    135,961       $8,933,978
                                                                          -----------    ------------       ----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ..............................................  $ 1,394,835    $ (2,709,263)      $   --
  Foreign currency transactions ........................................      252,032         (92,329)          --
  Futures contracts ....................................................        --             --               --
  Written options transactions .........................................        --             --               --
                                                                          -----------    ------------       ----------
    Net realized gain (loss) on investments
     and foreign currency transactions .................................  $ 1,646,867    $ (2,801,592)      $   --
                                                                          -----------    ------------       ----------
 Change in unrealized appreciation (depreciation) --
  Investments ..........................................................  $ 8,846,201    $ (1,714,050)      $   --
  Translation of assets and liabilities in foreign currencies ..........     (257,876)         (5,590)          --
  Futures contracts ....................................................        --             --               --
                                                                          -----------    ------------       ----------
   Net unrealized gain (loss) on investments and
    foreign currency translation .......................................  $ 8,588,325    $ (1,719,640)      $   --
                                                                          -----------    ------------       ----------
    Net realized and unrealized gain (loss) on
     investments and foreign currency ..................................  $10,235,192    $ (4,521,232)      $   --
                                                                          -----------    ------------       ----------
     Increase (decrease) in net assets from
      operations .......................................................  $10,680,776    $ (4,385,271)      $8,933,978
                                                                          ===========    ============       ==========

 *For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Period Ended June 30, 1998 -- continued


                                                                                                        World
                                                                                        Strategic       Asset          World
                                                                                          Income     Allocation     Governments
Net investment income:                                                                   Series**      Series         Series
 Income --                                                                             ----------- -------------- --------------
  Interest ............................................................................ $   5,952   $ 2,008,449    $  3,005,320
  Dividends ...........................................................................      --         787,218          --
  Foreign taxes withheld ..............................................................      --         (85,039)         --
                                                                                        ---------   -----------    ------------
   Total investment income ............................................................ $   5,952   $ 2,710,628    $  3,005,320
                                                                                        ---------   -----------    ------------
 Expenses --
  Investment advisory fee ............................................................. $     689   $   499,704    $    387,334
  Trustees' fees ......................................................................     1,673         2,473          --
  Administrative fee ..................................................................        13         9,994           7,747
  Custodian fee .......................................................................       661        46,134          32,464
  Auditing fees .......................................................................     1,500        21,665          24,515
  Legal fees ..........................................................................      --           2,810             251
  Printing fees .......................................................................     2,000        11,071           7,278
  Miscellaneous .......................................................................       204         3,903           2,116
                                                                                        ---------   -----------    ------------
   Total expenses ..................................................................... $   6,740   $   597,754    $    461,705
  Preliminary reduction of expenses by investment adviser .............................    (5,592)       --              --
  Fees paid indirectly ................................................................      --          (3,600)         (2,069)
                                                                                        ---------   -----------    ------------
   Net expenses ....................................................................... $   1,148   $   594,154    $    459,636
                                                                                        ---------   -----------    ------------
    Net investment income ............................................................. $   4,804   $ 2,116,474    $  2,545,684
                                                                                        ---------   -----------    ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................. $   2,112   $ 2,102,381    $  1,341,296
  Foreign currency transactions .......................................................      --       2,656,239        (622,083)
  Futures contracts ...................................................................      --        (136,421)         --
  Written options transactions ........................................................      --         433,985         247,175
                                                                                        ---------   -----------    ------------
   Net realized gain on investments and foreign currency transactions ................. $   2,112   $ 5,056,184    $    966,388
                                                                                        ---------   -----------    ------------
 Change in unrealized appreciation (depreciation) --
  Investments ......................................................................... $   1,592   $ 4,884,730    $    832,942
  Translation of assets and liabilities in foreign currencies .........................      --        (279,271)     (2,719,444)
  Written options .....................................................................      --         368,906          86,816
  Futures .............................................................................      --           4,429          --
  Swaps ...............................................................................      --         (13,513)         --
                                                                                        ---------   -----------    ------------
   Net unrealized gain (loss) on investments and foreign
    currency translation .............................................................. $   1,592   $ 4,965,281    $ (1,799,686)
                                                                                        ---------   -----------    ------------
    Net realized and unrealized gain (loss) on investments and foreign currency         $   3,704   $10,021,465    $   (833,298)
                                                                                        ---------   -----------    ------------
     Increase in net assets from operations ........................................... $   8,508   $12,137,939    $  1,712,386
                                                                                        =========   ===========    ============

                                                                                                World               Zero
                                                                                                Total              Coupon
                                                                                               Return             Series,
Net investment income:                                                                         Series          Portfolio 2000
 Income --                                                                                  -----------       ---------------
  Interest ..............................................................................    $  986,542          $ 113,062
  Dividends .............................................................................       587,735               --
  Foreign taxes withheld ................................................................       (55,962)              --
                                                                                             ----------          ---------
   Total investment income ..............................................................    $1,518,315          $ 113,062
                                                                                             ----------          ---------
 Expenses --
  Investment advisory fee ...............................................................    $  306,774          $   4,409
  Trustees' fees ........................................................................         2,211              3,473
  Administrative fee ....................................................................         6,121                260
  Custodian fee .........................................................................        31,949              1,178
  Auditing fees .........................................................................        22,540              6,565
  Legal fees ............................................................................            82                550
  Printing fees .........................................................................         4,754                149
  Miscellaneous .........................................................................         1,257                933
                                                                                             ----------          ---------
   Total expenses .......................................................................    $  375,688          $  17,517
  Preliminary reduction of expenses by investment adviser ...............................         --             (8,149)
  Fees paid indirectly ..................................................................        (2,110)              (548)
                                                                                             ----------          ---------
   Net expenses .........................................................................    $  373,578          $   8,820
                                                                                             ----------          ---------
    Net investment income ...............................................................    $1,144,737          $ 104,242
                                                                                             ----------          ---------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ...............................................................    $2,633,831          $  11,383
  Foreign currency transactions .........................................................      (181,433)              --
  Futures contracts .....................................................................         --                  --
  Written options transactions ..........................................................        59,284               --
                                                                                             ----------          ---------
   Net realized gain on investments and foreign currency transactions ...................    $2,511,682          $  11,383
                                                                                             ----------          ---------
 Change in unrealized appreciation (depreciation) --
  Investments ...........................................................................    $5,582,575          $ (10,144)
  Translation of assets and liabilities in foreign currencies ...........................      (826,985)              --
  Written options .......................................................................        23,151               --
  Futures ...............................................................................         --                  --
  Swaps .................................................................................         --                  --
                                                                                             ----------          ---------
   Net unrealized gain (loss) on investments and foreign
    currency translation ................................................................    $4,778,741          $ (10,144)
                                                                                             ----------          ---------
    Net realized and unrealized gain (loss) on investments and foreign currency .........    $7,290,423          $   1,239
                                                                                             ----------          ---------
     Increase in net assets from operations .............................................    $8,435,160          $ 105,481
                                                                                             ==========          =========

**For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Period Ended June 30, 1998

                                                                                                     Government          High
                                                                                        Bond         Securities         Yield
Increase (decrease) in net assets:                                                     Series*         Series           Series
From operations --                                                                   ----------    -------------    -------------
 Net investment income ...........................................................   $    9,838    $  11,277,424    $  13,557,267
 Net realized gain (loss) on investments and foreign currency transactions .......         (859)       2,659,064        4,231,621
 Net unrealized gain (loss) on investments and foreign currency translation ......       21,295        1,601,639       (2,468,405)
                                                                                     ----------    -------------    -------------
  Increase (decrease) in net assets from operations ..............................   $   30,274    $  15,538,127    $  15,320,483
                                                                                     ----------    -------------    -------------
Distributions declared to shareholders --
 From net investment income ......................................................   $   --        $ (23,191,736)   $ (20,130,545)
 From net realized gain on investments and foreign currency transactions .........       --              --               --
 In excess of net realized gain on investments and foreign currency transactions .       --              --               --
                                                                                   ------------    -------------    -------------
  Total distributions declared to shareholders ...................................   $   --        $ (23,191,736)   $ (20,130,545)
                                                                                   ------------    -------------    -------------
Net increase in net assets from Series share transactions ........................   $2,568,954    $  50,953,738    $  73,038,016
                                                                                   ------------    -------------    -------------
   Total increase (decrease) in net assets .......................................   $2,599,228    $  43,300,129    $  68,227,954
Net assets:
 At beginning of period ..........................................................       --          387,731,886      275,206,991
                                                                                   ------------    -------------    -------------
 At end of period ................................................................   $2,599,228    $ 431,032,015    $ 343,434,945
                                                                                   ============    =============    =============
Accumulated undistributed net investment income included in net assets at
 end of period ...................................................................   $    9,838    $  12,010,694    $  13,449,127
                                                                                   ============    =============    =============

                                                                                                   MFS(R)/Foreign
                                                                                                     & Colonial
                                                                                 International        Emerging          Money
                                                                                   Growth and         Markets          Market
Increase (decrease) in net assets:                                               Income Series     Equity Series       Series
From operations --                                                              ---------------   ----------------  ------------
 Net investment income .........................................................   $    445,584     $    135,961     $  8,933,978
 Net realized gain (loss) on investments and foreign currency transactions .....      1,646,867       (2,801,592)         --
 Net unrealized gain (loss) on investments and foreign currency translation ....      8,588,325       (1,719,640)         --
                                                                                   ------------     ------------     ------------
  Increase (decrease) in net assets from operations ............................   $ 10,680,776     $ (4,385,271)    $  8,933,978
                                                                                   ------------     ------------     ------------
Distributions declared to shareholders --
 From net investment income ....................................................   $   (586,185)    $   (302,908)    $ (8,933,978)
 From net realized gain on investments and foreign currency transactions .......     (1,412,404)        (215,066)         --
 In excess of net realized gain on investments and foreign currency transactions         --             (241,964)         --
                                                                                   ------------     ------------     ------------
  Total distributions declared to shareholders .................................   $ (1,998,589)    $   (759,938)    $ (8,933,978)
                                                                                   ------------     ------------     ------------
Net increase in net assets from Series share transactions ......................   $ 13,447,058     $  1,599,821     $ 20,413,648
                                                                                   ------------     ------------     ------------
   Total increase (decrease) in net assets .....................................   $ 22,129,245     $ (3,545,388)    $ 20,413,648
Net assets:
 At beginning of period ........................................................     51,368,103       24,181,451      340,060,234
                                                                                   ------------     ------------     ------------
 At end of period ..............................................................   $ 73,497,348     $ 20,636,063     $360,473,882
                                                                                   ============     ============     ============
Accumulated undistributed net investment income included in net assets at
 end of period .................................................................   $    133,050     $    135,163     $    --
                                                                                   ============     ============     ============

                                                                                                          World
                                                                                        Strategic         Asset
                                                                                          Income       Allocation
Increase (decrease) in net assets:                                                       Series*         Series
From operations --                                                                    -----------     ------------
 Net investment income ..............................................................  $    4,804     $  2,116,474
 Net realized gain on investments and foreign currency transactions .................       2,112        5,056,184
 Net unrealized gain (loss) on investments and foreign currency translation .........       1,592        4,965,281
                                                                                       ----------     ------------
  Increase in net assets from operations ............................................  $    8,508     $ 12,137,939
                                                                                       ----------     ------------
Distributions declared to shareholders --
 From net investment income .........................................................  $    --        $ (4,297,027)
 From net realized gain (loss) on investments and foreign currency transactions .....       --          (5,162,478)
                                                                                      -----------     ------------
  Total distributions declared to shareholders ......................................  $    --         $ (9,459,505)
                                                                                      -----------     ------------
Net increase (decrease) in net assets from Series share transactions ................  $1,382,998     $ 13,786,685
                                                                                      -----------     ------------
   Total increase (decrease) in net assets ..........................................  $1,391,506     $ 16,465,119
Net assets:
 At beginning of period .............................................................       --         122,912,404
                                                                                      -----------     ------------
 At end of period ...................................................................  $1,391,506     $139,377,523
                                                                                      ===========     ============
Accumulated undistributed net investment income included in net assets at
 end of period ......................................................................  $    4,804     $  1,166,104
                                                                                      ===========     ============

                                                                                                         World           Zero
                                                                                        World             Total         Coupon
                                                                                     Governments         Return         Series,
Increase (decrease) in net assets:                                                      Series           Series      Portfolio 2000
From operations --                                                                   ------------     ------------   --------------
 Net investment income ...........................................................   $  2,545,684     $  1,144,737    $  104,242
 Net realized gain on investments and foreign currency transactions ..............        966,388        2,511,682        11,383
 Net unrealized gain (loss) on investments and foreign currency translation ......     (1,799,686)       4,778,741       (10,144)
                                                                                     ------------     ------------    ----------
  Increase in net assets from operations .........................................   $  1,712,386     $  8,435,160    $  105,481
                                                                                     ------------     ------------    ----------
Distributions declared to shareholders --
 From net investment income ......................................................   $ (1,288,659)    $ (1,714,056)   $ (212,590)
 From net realized gain (loss) on investments and foreign currency transactions ..         --           (2,223,292)        --
                                                                                     ------------     ------------    ----------
  Total distributions declared to shareholders ...................................   $ (1,288,659)    $ (3,937,348)   $ (212,590)
                                                                                     ------------     ------------    ----------
Net increase (decrease) in net assets from Series share transactions .............   $(12,568,070)    $ 15,001,825    $  (40,664)
                                                                                     ------------     ------------    ----------
   Total increase (decrease) in net assets .......................................   $(12,144,343)    $ 19,499,637    $ (147,773)
Net assets:
 At beginning of period ..........................................................    110,386,091       71,823,193     3,614,088
                                                                                     ------------     ------------    ----------
 At end of period ................................................................   $ 98,241,748     $ 91,322,830    $3,466,315
                                                                                     ============     ============    ==========
Accumulated undistributed net investment income included in net assets at
 end of period ...................................................................   $  1,860,570     $    942,220    $  104,242
                                                                                     ============     ============    ==========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997

                                                                                 Government           High
                                                                                 Securities          Yield
Increase (decrease) in net assets:                                                 Series            Series
From operations --                                                             -------------     -------------
 Net investment income .....................................................   $  24,084,636     $  20,068,788
 Net realized gain (loss) on investments and foreign currency transactions .      (1,758,853)        6,027,894
 Net unrealized gain (loss) on investments and foreign currency translation        9,256,148         2,792,621
                                                                               -------------     -------------
  Increase (decrease) in net assets from operations ........................   $  31,581,931     $  28,889,303
                                                                               -------------     -------------
Distributions declared to shareholders --
 From net investment income ................................................   $ (25,293,515)    $ (15,079,993)
 From net realized gain on investments and foreign currency transactions ...          --                --
                                                                               -------------     -------------
   Total distributions declared to shareholders ............................   $ (25,293,515)    $ (15,079,993)
                                                                               -------------     -------------
Net increase (decrease) in net assets from Series share transactions .......   $  (1,663,440)    $  64,899,424
                                                                               -------------     -------------
   Total increase (decrease) in net assets .................................   $   4,624,976     $  78,708,734
Net assets:
 At beginning of year ......................................................     383,106,910       196,498,257
                                                                               -------------     -------------
 At end of year ............................................................   $ 387,731,886     $ 275,206,991
                                                                               =============     =============
Accumulated undistributed net investment income included in net assets at
 end of year ...............................................................   $  23,925,006     $  20,022,405
                                                                               =============     =============

                                                                                               MFS(R)/Foreign
                                                                                                  & Colonial
                                                                              International        Emerging         Money
                                                                                Growth and         Markets          Market
Increase (decrease) in net assets:                                            Income Series     Equity Series       Series
From operations --                                                            --------------  ------------------ -----------
 Net investment income .....................................................   $   546,178      $    237,924     $ 19,348,059
 Net realized gain (loss) on investments and foreign currency transactions .     1,166,181           289,612           --
 Net unrealized gain (loss) on investments and foreign currency translation      1,064,743        (1,318,521)          --
                                                                               -----------      ------------     ------------
  Increase (decrease) in net assets from operations ........................   $ 2,777,102      $   (790,985)    $ 19,348,059
                                                                               -----------      ------------     ------------
Distributions declared to shareholders --
 From net investment income ................................................   $  (423,484)     $     (7,806)    $(19,348,059)
 From net realized gain on investments and foreign currency transactions ...       (95,794)           --               --
                                                                               -----------      ------------     ------------
   Total distributions declared to shareholders ............................   $  (519,278)     $     (7,806)    $(19,348,059)
                                                                               -----------      ------------     ------------
Net increase (decrease) in net assets from Series share transactions .......   $13,400,696      $ 21,708,805     $(69,105,092)
                                                                               -----------      ------------     ------------
   Total increase (decrease) in net assets .................................   $15,658,520      $ 20,910,014     $(69,105,092)
Net assets:
 At beginning of year ......................................................    35,709,583         3,271,437      409,165,326
                                                                               -----------      ------------     ------------
 At end of year ............................................................   $51,368,103      $ 24,181,451     $340,060,234
                                                                               ===========      ============     ============
Accumulated undistributed net investment income included in net assets at
 end of year ...............................................................   $   273,651      $    302,110     $     --
                                                                               ===========      ============     ============

                                                                                                 World
                                                                                                 Asset               World
                                                                                              Allocation          Governments
Increase (decrease) in net assets:                                                              Series               Series
From operations --                                                                         ----------------     --------------
 Net investment income ...................................................................   $  3,224,007        $   6,670,091
 Net realized gain (loss) on investments and foreign currency transactions ...............      5,144,568           (7,731,267)
 Net unrealized gain (loss) on investments and foreign currency translation ..............      1,542,900             (470,877)
                                                                                             ------------        -------------
  Increase (decrease) in net assets from operations ......................................   $  9,911,475        $  (1,532,053)
                                                                                             ------------        -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $ (1,525,728)       $  (4,315,610)
 From net realized gain on investments and foreign currency transactions .................     (3,242,392)            (632,661)
 In excess of net realized gain on investments and foreign currency transactions .........         --                  (69,979)
                                                                                             ------------        -------------
   Total distributions declared to shareholders ..........................................   $ (4,768,120)       $  (5,018,250)
                                                                                             ------------        -------------
Net increase (decrease) in net assets from Series share transactions .....................   $ 40,753,264        $ (24,828,038)
                                                                                             ------------        -------------
   Total increase (decrease) in net assets ...............................................   $ 45,896,619        $ (31,378,341)
Net assets:
 At beginning of year ....................................................................     77,015,785          141,764,432
                                                                                             ------------        -------------
 At end of year ..........................................................................   $122,912,404        $ 110,386,091
                                                                                             ============        =============
Accumulated undistributed net investment income included in net assets at end of year ....   $  3,346,657        $     603,545
                                                                                             ============        =============

                                                                                                 World                 Zero
                                                                                                 Total                Coupon
                                                                                                Return                Series,
Increase (decrease) in net assets:                                                              Series            Portfolio 2000
From operations --                                                                           ------------         --------------
 Net investment income ...................................................................   $  1,563,242           $  212,609
 Net realized gain (loss) on investments and foreign currency transactions ...............      1,730,289               15,490
 Net unrealized gain (loss) on investments and foreign currency translation ..............      3,963,137               24,136
                                                                                             ------------           ----------
  Increase (decrease) in net assets from operations ......................................   $  7,256,668           $  252,235
                                                                                             ------------           ----------
Distributions declared to shareholders --
 From net investment income ..............................................................   $   (657,055)          $ (230,910)
 From net realized gain on investments and foreign currency transactions .................       (624,021)              --
 In excess of net realized gain on investments and foreign currency transactions .........        --                    --
                                                                                             ------------           ----------
   Total distributions declared to shareholders ..........................................   $ (1,281,076)          $ (230,910)
                                                                                             ------------           ----------
Net increase (decrease) in net assets from Series share transactions .....................   $ 28,209,709           $ (744,279)
                                                                                             ------------           ----------
   Total increase (decrease) in net assets ...............................................   $ 34,185,301           $ (722,954)
Net assets:
 At beginning of year ....................................................................     37,637,892            4,337,042
                                                                                             ------------           ----------
 At end of year ..........................................................................   $ 71,823,193           $3,614,088
                                                                                             ============           ==========
Accumulated undistributed net investment income included in net assets at end of year ....   $  1,511,539           $  212,590
                                                                                             ============           ==========

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights


                                                                                           Bond Series
                                                                                      ------------------
                                                                                          Period ended
                                                                                        June 30, 1998***
                                                                                      ------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................        $10.0000****
                                                                                           ---------
Income from investment operations# --
 Net investment income[sec] .......................................................        $ 0.0715
 Net realized and unrealized gain on investments and foreign currency transactions           0.1284
                                                                                           ---------
   Total from investment operations ...............................................        $ 0.1999
                                                                                           ---------
Net asset value -- end of period ..................................................        $10.1999
                                                                                           =========
Total return[dbldag] ..............................................................           2.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses .........................................................................           1.00%+
 Net investment income ............................................................           4.75%+
Portfolio turnover ................................................................             75%
Net assets at end of period (000 omitted) .........................................        $  2,599

                                                                  Government Securities Series
                                                                --------------------------------
                                                                                    Year Ended
                                                                                   December 31,
                                                                 Six months ended  -------------
                                                                   June 30, 1998        1997
                                                                ------------------ -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .................            $13.0406       $ 12.8672
                                                                    --------       ---------
Income from investment operations# --
 Net investment income .................................            $ 0.3665       $  0.8109
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ....................              0.1244          0.2490
                                                                    --------       ---------
   Total from investment operations ....................            $ 0.4909       $  1.0599
                                                                    --------       ---------
Less distributions declared to shareholders --
 From net investment income ............................            $(0.7334)      $ (0.8865)
 From net realized gain on investments and foreign
  currency transactions ................................               --              --
                                                                    --------       ---------
   Total distributions declared to shareholders ........            $(0.7334)      $ (0.8865)
                                                                    --------       ---------
Net asset value -- end of period .......................            $12.7981       $ 13.0406
                                                                    ========       =========
Total return[dbldag] ...................................               3.91%++         8.72%
Ratios (to average net assets)/Supplemental data:
 Expenses## ............................................               0.62%+          0.63%
 Net investment income .................................               5.67%+          6.38%
Portfolio turnover .....................................                 61%            182%
Net assets at end of period (000 omitted) ..............            $431,032       $ 387,732

                                                                                          Government Securities Series
                                                                              ---------------------------------------------------
                                                                                             Year Ended December 31,
                                                                               --------------------------------------------------
                                                                                  1996         1995          1994         1993
                                                                               ---------    ---------     ---------    ---------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .....................................   $ 13.3900    $ 12.1219     $ 13.0951    $ 13.0059
                                                                               ---------    ---------     ---------    ---------
Income from investment operations# --
 Net investment income .....................................................   $  0.8445    $  0.8311     $  0.6366    $  0.5742
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................     (0.6620)      1.2183       (0.9238)      0.5220
                                                                               ---------    ---------     ---------    ---------
   Total from investment operations ........................................   $  0.1825    $  2.0494     $ (0.2872)   $  1.0962
                                                                               ---------    ---------     ---------    ---------
Less distributions declared to shareholders --
 From net investment income ................................................   $ (0.7053)   $ (0.7813)    $ (0.4959)   $ (0.6603)
 From net realized gain on investments and foreign currency transactions ...       --           --          (0.1901)     (0.3467)
                                                                               ---------    ---------     ---------    ---------
   Total distributions declared to shareholders ............................   $ (0.7053)   $ (0.7813)    $ (0.6860)   $ (1.0070)
                                                                               ---------    ---------     ---------    ---------
Net asset value -- end of period ...........................................   $ 12.8672    $ 13.3900     $ 12.1219    $ 13.0951
                                                                               =========    =========     =========    =========
Total return[dbldag] .......................................................       1.65%       17.66%       (2.21)%        8.70%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................       0.63%        0.63%         0.62%        0.63%
 Net investment income .....................................................       6.60%        6.59%         6.01%        5.92%
Portfolio turnover .........................................................         57%          80%           90%          96%
Net assets at end of period (000 omitted) ..................................   $ 383,107    $ 368,848     $347,150     $ 310,521


                                                                                     High Yield Series
                                                                             --------------------------------
                                                                                                 Year Ended
                                                                                                December 31,
                                                                             Six months ended  --------------
                                                                               June 30, 1998        1997
                                                                             ----------------  --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .....................................    $    9.7108       $  9.2131
                                                                                -----------       ---------
Income from investment operations# --
 Net investment income .....................................................    $    0.4292       $  0.8206
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................         0.0816          0.3319
                                                                                -----------       ---------
   Total from investment operations ........................................    $    0.5108       $  1.1525
                                                                                -----------       ---------
Less distributions from net investment income ..............................    $   (0.6327)      $ (0.6548)
                                                                                -----------       ---------
Net asset value -- end of period ...........................................    $    9.5889       $  9.7108
                                                                                ===========       =========
Total return[dbldag] .......................................................          5.30%++        13.24%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................          0.82%+          0.84%
 Net investment income .....................................................          8.72%+          8.70%
Portfolio turnover .........................................................             70%           130%
Net assets at end of period (000 omitted) ..................................    $   343,435       $ 275,207

                                                                                                High Yield Series
                                                                             ----------------------------------------------------
                                                                                             Year Ended December 31,
                                                                             ----------------------------------------------------
                                                                                  1996        1995          1994          1993
                                                                               ---------   ---------     ---------     ---------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .....................................   $  8.9222   $  8.1860     $ 9.1120      $ 8.3279
                                                                               ---------   ---------     --------      --------
Income from investment operations# --
 Net investment income .....................................................   $  0.8012   $  0.7891     $ 0.8226      $ 0.5915
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      0.2131      0.5494      (1.0387)       0.8242
                                                                               ---------   ---------     --------      --------
   Total from investment operations ........................................   $  1.0143   $  1.3385     $(0.2161)     $ 1.4157
                                                                               ---------   ---------     --------      --------
Less distributions from net investment income ..............................   $ (0.7234)  $ (0.6023)    $(0.7099)     $(0.6316)
                                                                               ---------   ---------     --------      --------
Net asset value -- end of period ...........................................   $  9.2131   $  8.9222     $ 8.1860      $ 9.1120
                                                                               =========   =========     ========      ========
Total return[dbldag] .......................................................      12.12%      16.93%      (2.16)%        17.68%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................       0.84%       0.87%        0.86%         0.88%
 Net investment income .....................................................       9.01%       9.17%        8.94%         8.76%
Portfolio turnover .........................................................         88%         66%          82%           53%
Net assets at end of period (000 omitted) ..................................   $ 196,498   $ 153,800     $102,194      $ 97,884

       +Annualized.
      ++Not annualized.
     ***For the period from commencement of the Series' investment operations,
        May 6, 1998, through June 30, 1998.
    ****Net asset value on date of commencement of operations.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
        Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Bond Series for the period indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                       Bond Series
                                       Six Months
                                          ended
                                      June 30, 1998
                                     --------------
  Net investment income ..........       $0.0563
  Ratios (to average net assets):
   Expenses## ....................         2.02%+
   Net investment income .........         3.74%+

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                            International Growth and Income Series
                                                              ----------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                                                 -------------------------
                                                               Six months ended                                  Period Ended
                                                                 June 30, 1998        1997          1996      December 31, 1995**
                                                              ------------------ -------------  ----------    -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .......................     $11.1722       $10.6247        $10.1282         $10.0000****
                                                                   --------       --------        --------         ---------
Income from investment operations# --
 Net investment income[sec] ..................................     $ 0.0886       $ 0.1356        $ 0.2326         $ 0.0295
 Net realized and unrealized gain on investments and foreign
  currency transactions ......................................       2.1136         0.5497          0.2639           0.0987
                                                                   --------       --------        --------         ---------
   Total from investment operations ..........................     $ 2.2022       $ 0.6853        $ 0.4965         $ 0.1282
                                                                   --------       --------        --------         ---------
Less distributions declared to shareholders --
 From net investment income ..................................     $(0.1160)      $(0.1124)       $  --            $  --
 From net realized gain on investments and foreign currency
  transactions ...............................................      (0.2795)       (0.0254)          --               --
                                                                   --------       --------        --------         ---------
  Total distributions declared to shareholders ...............     $(0.3955)      $(0.1378)       $  --            $  --
                                                                   --------       --------        --------         ---------
Net asset value -- end of period .............................     $12.9789       $11.1722        $10.6247         $10.1282
                                                                   ========       ========        ========         ========
Total return[dbldag] .........................................       19.65%++        6.53%           4.84%            1.30%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..................................................        1.14%+         1.22%           0.97%            1.50%+
 Net investment income .......................................        1.45%+         1.24%           2.21%            1.64%+
Portfolio turnover ...........................................          27%           194%             51%            --
Net assets at end of period (000 omitted) ....................     $ 73,497       $ 51,368        $ 35,710         $  7,179


                                                                                   MFS(R)/Foreign & Colonial Emerging Markets
                                                                                                   Equity Series
                                                                                --------------------------------------------------
                                                                                                    Year Ended    Period Ended
                                                                                                   December 31,  December 31, 1996*
                                                                                Six months ended   ------------  -----------------
                                                                                 June 30, 1998         1997           1996*
                                                                                ----------------     ---------     ----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................ $  11.0359       $ 10.0013      $10.0000****
                                                                                    ----------       ---------      ---------
Income from investment operations# --
 Net investment income[sec] ....................................................... $   0.0599       $  0.1638      $ 0.0706
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...........................................................    (1.9301)         0.8773       (0.0693)
                                                                                    ----------       ---------      ---------
   Total from investment operations ............................................... $  (1.8702)      $  1.0411      $ 0.0013
                                                                                    ----------       ---------      ---------
Less distributions declared to shareholders --
 From net investment income ....................................................... $  (0.1362)      $ (0.0065)     $   --
 From net realized gain on investments and foreign currency transactions ..........    (0.0967)          --             --
  In excess of net realized gain on investments and foreign currency transactions .    (0.1088)          --             --
  Total distributions declared to shareholders .................................... $  (0.3417)      $ (0.0065)     $   --
                                                                                    ----------       ---------      --------
Net asset value -- end of period .................................................. $   8.8240       $ 11.0359      $10.0013
                                                                                    ==========       =========      ========
Total return[dbldag] ..............................................................   (17.54)%++        10.46%         0.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................      1.56%+          1.07%         1.50%+
 Net investment income ............................................................      1.15%+          1.38%         0.77%+
Portfolio turnover ................................................................        52%             69%            4%
Net assets at end of period (000 omitted) .........................................  $  20,636       $  24,181      $  3,271

       +Annualized.
      ++Not annualized.
       *For the period from the commencement of the Series' investment operations, June 5, 1996, through December 31, 1996.
      **For the period from the commencement of the Series' investment operations, October 2, 1995, through December 31, 1995.
    ****Net asset value on date of commencement of operations.
       #Per share data are based on average shares outstanding.
      ##Expenses are calculated without reduction for fees paid indirectly. [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the International Growth and Income Series and MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series for the periods indicated. If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                                  International Growth                   MFS(R)/Foreign & Colonial
                                                    and Income Series                 Emerging Markets Equity Series
                                        ----------------------------------------- ---------------------------------------
                                             Year ended          Period ended          Year ended         Period ended
                                         December 31, 1996   December 31, 1995**   December 31, 1997   December 31, 1996*
                                        ------------------- --------------------- ------------------- -------------------
Net investment income (loss) ..........      $0.2101              $0.0119               $0.1552            $(0.0975)
Ratios (to average net assets):
 Expenses## ...........................        1.16%                2.48%+                1.55%               3.38%+
 Net investment income (loss) .........        2.02%                0.66%+                0.90%              (1.12%)+

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                        Money Market Series
                                                                 ---------------------------------
                                                                                      Year Ended
                                                                                     December 31,
                                                                  Six months ended  --------------
                                                                    June 30, 1998        1997
                                                                 ------------------ --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .........................      $ 1.0000        $ 1.0000
                                                                      --------        --------
Income from investment operations# -- ..........................      $ 0.0248        $ 0.0495
                                                                      --------        --------
Less distributions from net investment income ..................      $(0.0248)       $(0.0495)
                                                                      --------        --------
Net asset value -- end of period ...............................      $ 1.0000        $ 1.0000
                                                                      ========        ========
Total return[dbldag] ...........................................         2.50%++         5.06%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................         0.58%+          0.57%
 Net investment income .........................................         4.96%+          4.94%
Net assets at end of period (000 omitted) ......................      $360,474        $340,060

                                                                                     Money Market Series
                                                                 --------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                 --------------------------------------------------------
                                                                      1996           1995           1994           1993
                                                                 -------------- -------------- -------------- -----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .........................    $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
                                                                    --------       --------       --------      --------
Income from investment operations# -- ..........................    $ 0.0483       $ 0.0520       $ 0.0363      $ 0.0256
                                                                    --------       --------       --------      --------
Less distributions from net investment income ..................    $(0.0483)      $(0.0520)      $(0.0363)     $(0.0256)
                                                                    --------       --------       --------      --------
Net asset value -- end of period ...............................    $ 1.0000       $ 1.0000       $ 1.0000      $ 1.0000
                                                                    ========       ========       ========      ========
Total return[dbldag] ...........................................       4.95%          5.44%          3.69%         2.59%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................       0.56%          0.59%          0.58%         0.58%
 Net investment income .........................................       4.82%          5.30%          3.74%         2.60%
Net assets at end of period (000 omitted) ......................    $409,165       $282,754       $252,175      $142,464

                                                                                            Strategic Income Series
                                                                                           ------------------------
                                                                                                 Period ended
                                                                                               June 30, 1998***
                                                                                           ------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ...................................................         $10.0000****
                                                                                                   ---------
Income from investment operations# --
 Net investment income[sec] ..............................................................         $ 0.0673
 Net realized and unrealized gain (loss) on investments and foreign currency transactions            0.0432
                                                                                                   ---------
  Total from investment operations .......................................................         $ 0.1105
                                                                                                   ---------
Net asset value -- end of period .........................................................         $10.1105
                                                                                                   =========
Total return[dbldag] .....................................................................            1.10%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ..............................................................................            1.25%+
 Net investment income ...................................................................            5.23%+
Portfolio turnover .......................................................................             414%
Net assets at end of period (000 omitted) ................................................         $   1,392


                                                                                    World Asset Allocation(SM) Series
                                                                                    ---------------------------------
                                                                                                        Year Ended
                                                                                                       December 31,
                                                                                                       -------------
                                                                                     Six months ended
                                                                                       June 30, 1998        1997
                                                                                     -----------------  -----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................       $14.5377       $13.7794
                                                                                          --------       --------
Income from investment operations# --
 Net investment income[sec] .......................................................       $ 0.2413       $ 0.4412
 Net realized and unrealized gain on investments and foreign currency transactions          1.2049         1.0178
                                                                                          --------       --------
   Total from investment operations ...............................................       $ 1.4462       $ 1.4590
                                                                                          --------       --------
Less distributions declared to shareholders --
 From net investment income .......................................................       $(0.4975)      $(0.2242)
 From net realized gain on investments and foreign currency transactions ..........        (0.5977)       (0.4765)
                                                                                          --------       --------
   Total distributions declared to shareholders ...................................       $(1.0952)      $(0.7007)
                                                                                          --------       --------
Net asset value -- end of period ..................................................       $14.8887       $14.5377
                                                                                          ========       ========
Total return[dbldag] ..............................................................          9.84%++       10.87%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................          0.90%+         0.92%
 Net investment income ............................................................          3.18%+         3.06%
Portfolio turnover ................................................................            73%           162%
Net assets at end of period (000 omitted) .........................................       $139,378       $122,912

                                                                                            World Asset Allocation(SM) Series
                                                                                    ----------------------------------------------
                                                                                     Year Ended December 31,
                                                                                    -------------------------      Period Ended
                                                                                         1996          1995     December 31, 1994**
                                                                                    -----------    ----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................   $ 12.2250     $10.0579        $10.0000****
                                                                                      ---------     --------        --------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.3731     $ 0.4205        $ 0.0220
 Net realized and unrealized gain on investments and foreign currency transactions       1.5563       1.7540          0.0359
                                                                                      ---------     --------        --------
   Total from investment operations ...............................................   $  1.9294     $ 2.1745        $ 0.0579
                                                                                      ---------     --------        --------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.1300)    $(0.0074)       $     --
 From net realized gain on investments and foreign currency transactions ..........     (0.2450)          --              --
                                                                                      ---------     --------        --------
   Total distributions declared to shareholders ...................................   $ (0.3750)    $(0.0074)       $     --
                                                                                      ---------     --------        --------
Net asset value -- end of period ..................................................   $ 13.7794     $12.2250        $10.0579
                                                                                      =========     ========        ========
Total return[dbldag] ..............................................................      16.04%       21.56%           0.60%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.94%        0.67%           1.50%+
 Net investment income ............................................................       2.84%        3.70%           3.13%+
Portfolio turnover ................................................................        154%         146%              2%
Net assets at end of period (000 omitted) .........................................   $  77,016     $ 25,863        $  3,003

        +Annualized.
       ++Not annualized.
       **For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
      ***For the period from the commencement of the Series' investment operations, May 6, 1998, through June 30, 1998.
     ****Net asset value on date of commencement of operations.
        #Per share data are based on average shares outstanding.
       ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada
         (U.S.) and Sun Life (N.Y.).
         Inclusion of these charges would reduce the total return figures for all periods shown.
    [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Asset Allocation Series and Strategic
         Income Series for the periods indicated.
         If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                         Strategic Income Series      World Asset Allocation(SM) Series
                                        ------------------------- ----------------------------------------
                                               Period Ended            Year Ended         Period Ended
                                             June 30, 1998***      December 31, 1995   December 31, 1994**
                                        ------------------------- ------------------- --------------------
Net investment income (loss) ..........         $(0.0110)               $0.3716            $0.0041
Ratios (to average net assets):
 Expenses## ...........................              7.34%+               1.11%              4.05%+
 Net investment income (loss) .........            (0.86)%+               3.27%              0.58%+

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                      World Governments Series
                                                                                 ---------------------------------
                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                  Six months ended   -------------
                                                                                    June 30, 1998         1997
                                                                                  ----------------   -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .........................................      $10.7247          $ 11.2582
                                                                                      --------          ---------
Income from investment operations# --
 Net investment income .........................................................      $ 0.2642          $  0.5770
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................       (0.0908)           (0.6754)
                                                                                      --------          ---------
   Total from investment operations ............................................      $ 0.1734          $ (0.0984)
                                                                                      --------          ---------
Less distributions declared to shareholders --
 From net investment income ....................................................      $(0.1396)         $ (0.3742)
 From net realized gain on investments and foreign currency transactions .......            --            (0.0548)
 In excess of net realized gain on investments and foreign currency transactions            --            (0.0061)
                                                                                      --------          ---------
   Total distributions declared to shareholders ................................      $(0.1396)         $ (0.4351)
                                                                                      --------          ---------
Net asset value -- end of period ...............................................      $10.7585          $ 10.7247
                                                                                      ========          =========
Total return[dbldag] ...........................................................         1.58%++          (0.76)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................         0.89%+             0.91%
 Net investment income .........................................................         4.93%+             5.43%
Portfolio turnover .............................................................          199%               344%
Net assets at end of period (000 omitted) ......................................      $ 98,242          $110,386

                                                                                               World Governments Series
                                                                                 ------------------------------------------------
                                                                                                Year Ended December 31,
                                                                                 ------------------------------------------------
                                                                                      1996          1995         1994       1993
                                                                                 ----------     ---------    ---------   --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .........................................   $12.4866     $ 11.3769    $ 13.0212   $11.7966
                                                                                   --------     ---------    ---------   --------
Income from investment operations# --
 Net investment income .........................................................   $ 0.6882     $  0.8031    $  0.6095   $ 0.5352
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................    (0.2081)       0.9511      (1.2295)    1.5819
                                                                                   --------     ---------    ---------   --------
   Total from investment operations ............................................   $ 0.4801     $  1.7542    $ (0.6200)  $ 2.1171
                                                                                   --------     ---------    ---------   --------
Less distributions declared to shareholders --
 From net investment income ....................................................   $(1.7085)    $ (0.0058)   $ (0.8823)  $(0.8925)
 From net realized gain on investments and foreign currency transactions .......         --       (0.6387)     (0.1420)        --
 In excess of net realized gain on investments and foreign currency transactions         --            --          --          --
                                                                                   --------     ---------    ---------   --------
   Total distributions declared to shareholders ................................   $(1.7085)    $ (0.6445)   $ (1.0243)  $(0.8925)
                                                                                   --------     ---------    ---------   --------
Net asset value -- end of period ...............................................   $11.2582     $ 12.4866    $ 11.3769   $13.0212
                                                                                   ========     =========    =========   ========
Total return[dbldag] ...........................................................      4.66%        15.69%      (4.46)%     18.84%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................      0.90%         0.89%        0.90%      0.95%
 Net investment income .........................................................      6.00%         6.67%        6.06%      6.01%
Portfolio turnover .............................................................       390%          329%         269%       173%
Net assets at end of period (000 omitted) ......................................   $141,764     $ 152,487     $139,155   $135,085

       +Annualized.
      ++Not annualized.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
        Inclusion of these charges would reduce the total return figures for all periods shown.

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                    World Total Return Series
                                                                                 --------------------------------
                                                                                                     Year Ended
                                                                                                    December 31,
                                                                                                    -------------
                                                                                  Six months ended
                                                                                    June 30, 1998        1997
                                                                                  ----------------   ----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................    $14.6971       $ 13.2657
                                                                                       --------       ---------
Income from investment operations# --
 Net investment income[sec] .......................................................    $ 0.2160       $  0.3979
 Net realized and unrealized gain on investments and foreign currency transactions       1.4053          1.3759
                                                                                       --------       ---------
   Total from investment operations ...............................................    $ 1.6213       $  1.7738
                                                                                       --------       ---------
Less distributions declared to shareholders --
 From net investment income .......................................................    $(0.3201)      $ (0.1756)
 From net realized gain on investments and foreign currency transactions ..........     (0.4152)        (0.1668)
                                                                                       --------       ---------
  Total distributions declared to shareholders ....................................    $(0.7353)      $ (0.3424)
                                                                                       --------       ---------
Net asset value -- end of period ..................................................    $15.5831       $ 14.6971
                                                                                       ========       =========
Total return[dbldag] ..............................................................      11.03%++        13.61%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.92%+          1.04%
 Net investment income ............................................................       2.80%+          2.85%
Portfolio turnover ................................................................         76%            171%
Net assets at end of period (000 omitted) .........................................    $ 91,323       $  71,823

                                                                                                World Total Return Series
                                                                                    ----------------------------------------------
                                                                                      Year Ended December 31,
                                                                                    ---------------------------   Period Ended
                                                                                         1996        1995      December 31, 1994**
                                                                                    -----------   -----------  -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period ............................................   $ 11.8346   $ 10.0405         $10.0000****
                                                                                      ---------   ---------         ---------
Income from investment operations# --
 Net investment income[sec] .......................................................   $  0.4131   $  0.4437         $ 0.0247
 Net realized and unrealized gain on investments and foreign currency transactions       1.2480      1.3564           0.0158
                                                                                      ---------   ---------         ---------
   Total from investment operations ...............................................   $  1.6611   $  1.8001         $ 0.0405
                                                                                      ---------   ---------         ---------
Less distributions declared to shareholders --
 From net investment income .......................................................   $ (0.2300)  $ (0.0060)        $     --
 From net realized gain on investments and foreign currency transactions ..........          --          --               --
                                                                                      ---------   ---------         --------
  Total distributions declared to shareholders ....................................   $ (0.2300)  $ (0.0060)        $     --
                                                                                      ---------   ---------         --------
Net asset value -- end of period ..................................................   $ 13.2657   $ 11.8346         $10.0405
                                                                                      =========   =========         ========
Total return[dbldag] ..............................................................      14.33%      17.89%            0.40%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       0.96%       0.77%            1.50%+
 Net investment income ............................................................       3.33%       4.01%            3.31%+
Portfolio turnover ................................................................        148%        146%               1%
Net assets at end of period (000 omitted) .........................................   $  37,638   $  13,786         $  1,384

        +Annualized.
       ++Not annualized.
       **For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
     ****Net asset value on date of commencement of operations.
        #Per share data are based on average shares outstanding.
       ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 [dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
         Inclusion of these charges would reduce the total return figures for all periods shown.
    [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Total Return Series for the periods indicated.
         If these fees had been incurred by the Series, the net investment income per share and the ratios would have been:

                                               Year Ended           Period Ended
                                           December 31, 1995     December 31, 1994**
                                          -------------------   --------------------
Net investment income (loss) ..........        $0.3972               $(0.0405)
Ratios (to average net assets):
 Expenses## ...........................          1.19%                  6.93%+
 Net investment income (loss) .........          3.59%                (2.12)%+

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                             Zero Coupon Series, Portfolio 2000
                                                                             ----------------------------------
                                                                                                  Year Ended
                                                                                                 December 31,
                                                                              Six months ended  --------------
                                                                                June 30, 1998        1997
                                                                             ------------------ --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .....................................      $ 8.9096         $ 8.8822
                                                                                  --------         --------
Income from investment operations# --
 Net investment income[sec] ................................................      $ 0.2613         $ 0.4949
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................        0.0018           0.0896
                                                                                  --------         --------
   Total from investment operations ........................................      $ 0.2631         $ 0.5845
                                                                                  --------         --------
Less distributions --
 From net investment income ................................................      $(0.5589)        $(0.5571)
 From net realized gain on investments .....................................            --               --
                                                                                  --------         --------
   Total distributions .....................................................      $(0.5589)        $(0.5571)
                                                                                  --------         --------
Net asset value -- end of period ...........................................      $ 8.6138         $ 8.9096
                                                                                  ========         ========
Total return[dbldag] .......................................................         2.97%++          6.98%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ..................................................................         0.50%+           0.50%
 Net investment income .....................................................         5.91%+           5.67%
Portfolio turnover .........................................................           --%               0%
Net assets at end of period (000 omitted) ..................................      $  3,466         $  3,614

                                                                                     Zero Coupon Series, Portfolio 2000
                                                                           ------------------------------------------------------
                                                                                           Year Ended December 31,
                                                                           ------------------------------------------------------
                                                                              1996         1995            1994          1993
                                                                           --------      ---------       ---------     --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period .................................   $ 9.0619      $  7.9573       $ 11.1167     $11.0966
                                                                           --------      ---------       ---------     --------
Income from investment operations# --
 Net investment income[sec] ............................................   $ 0.2094      $  0.4340       $  0.3807     $ 0.6921
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ................................................    (0.0528)        1.1038         (1.1094)      0.8997
                                                                           --------      ---------       ---------     --------
   Total from investment operations ....................................   $ 0.1566      $  1.5378       $ (0.7287)    $ 1.5918
                                                                           --------      ---------       ---------     --------
Less distributions --
 From net investment income ............................................   $(0.3363)     $ (0.4332)      $ (0.6250)    $(0.8915)
 From net realized gain on investments .................................         --             --         (1.8057)     (0.6802)
                                                                           --------      ---------       ---------     --------
   Total distributions .................................................   $(0.3363)     $ (0.4332)      $ (2.4307)    $(1.5717)
                                                                           --------      ---------       ---------     --------
Net asset value -- end of period .......................................   $ 8.8822      $  9.0619       $  7.9573     $11.1167
                                                                           ========      =========       =========     ========
Total return[dbldag] ...................................................      1.91%         19.88%         (6.99)%       15.03%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ..............................................................      0.50%          0.50%           0.50%        0.50%
 Net investment income .................................................      5.20%          5.16%           4.93%        5.48%
Portfolio turnover .....................................................         2%            27%             12%          65%
Net assets at end of period (000 omitted) ..............................   $  4,337      $   4,616       $   3,280     $  3,547

       +Annualized.
      ++Not annualized.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without the reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.).
        Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec]The investment adviser voluntarily agreed to maintain expenses of the Zero Coupon Series, Portfolio 2000 at not more than 0.50% of average daily net assets for the periods indicated.
        To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

                                   Six months ended      Year Ended            Year Ended
                                    June 30, 1998     December 31, 1997     December 31, 1996
                                    -------------     -----------------     -----------------
Net investment income ..........       $0.2396            $0.4728              $0.2045
Ratios (to average net assets):
 Expenses## ....................         0.99%+             0.80%                0.62%
 Net investment income .........         5.42%+             5.38%                5.08%

                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series (formerly known as Value Series), Conservative Growth Series, Emerging Growth Series, Equity Income Series, Government Securities Series*, High Yield Series*, International Growth Series, International Growth and Income Series*, Managed Sectors Series, MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series*, Money Market Series*, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Income Series*, Total Return Series, Utilities Series, World Asset Allocation(SM) Series*, World Governments Series*, World Growth Series, World Total Return Series*, and Zero Coupon Series, Portfolio 2000*. The High Yield Series, Managed Sector Series, Strategic Income Series, Utilities Series, World Asset Allocation(SM) Series, World Governments Series, World Growth Series, and World Total Return Series are nondiversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable annuity contracts issued by such companies.

The Series' denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The investment advisor monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series of the Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Futures Contracts - Certain Series of the Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Series is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Series. The Series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contractual settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - Certain Series of the Trust may enter into swap agreements. A swap is an exchange of cash payments between a Series and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Series uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Series may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Series may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

Certain Series of the Trust use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally nonrecurring or incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series' file tax returns annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax returns. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable, are recorded as a reduction of investment income.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1997, the following Series had a capital loss carryforward for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                               Portion Expiring December 31,
                                                        --------------------------------------------
                                                         Total Carryover    1998     1999     2000
                                                        ----------------- -------- -------- --------
Government Securities Series ..........................    $11,390,846     $  --    $  --    $  --
High Yield Series .....................................      2,859,465        --       --       --
MFS(R)/Foreign & Colonial Emerging Markets Equity
 Series ...............................................          5,296        --       --       --
Money Market Series ...................................          1,285        --       --       --
World Government Series ...............................      1,073,573        --       --       --
Zero Coupon Series, Portfolio 2000 ....................         31,191        --       --       --

                                                                        Portion Expiring December 31,
                                                        -------------------------------------------------------------
                                                          2001        2002        2003         2004          2005
                                                        -------- ------------- ---------- ------------- -------------
Government Securities Series ..........................  $  --    $7,137,094    $78,697    $1,721,078    $2,453,977
High Yield Series .....................................     --            --         --       701,562     2,157,903
MFS(R)/Foreign & Colonial Emerging Markets Equity
 Series ...............................................     --            --         --         5,296            --
Money Market Series ...................................     --           755         --           530            --
World Government Series ...............................     --            --         --            --     1,073,573
Zero Coupon Series, Portfolio 2000 ....................     --         6,954     20,451         3,786            --

(3) Transactions with Affiliates
The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada, to provide overall investment advisory and administrative services and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for operating expenses and other expenses, exclusive of investment advisory fees, in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations respectively, are as follows:

                                                                                         Other
                                                                      Investment       Expenses
                                                                    Advisory Fees     Limitations
   ----------------------------------------------------------------------------------------------
   Government Securities Series ................................         0.55%           1.25%
   High Yield Series ...........................................         0.75%           1.25%
   International Growth and Income Series ......................        0.975%*           N/A
   MFS(R)/Foreign & Colonial Emerging Markets Equity Series              1.25%            N/A
   Money Market Series .........................................         0.50%           0.60%
   World Asset Allocation(SM) Series ...........................         0.75%*           N/A
   World Governments Series ....................................         0.75%*           1.25%
   World Total Return Series ...................................         0.75%*           N/A
   Zero Coupon Series, Portfolio 2000 ..........................         0.25%           1.25%
   Bond Series .................................................         0.60%           0.40%
   Strategic Income Series .....................................         0.75%           0.50%

*The advisory fee for the World Asset Allocation(SM) Series, World Government
 Series, and World Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the International Growth and Income Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

Under an expense limitation agreement, MFS has preliminarily assumed expenses for the period ended June 30, 1998, amounting to $2,092, $5,592, and $8,149 for the Bond Series, Strategic Income Series, and the Zero Coupon Series, Portfolio 2000.

Administrator - Each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

  First $1 billion................     0.0150%
  Next $1 billion.................     0.0125%
  Next $1 billion.................     0.0100%
  In excess of $3 billion.........     0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive renumeration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:

                                                               Government
                                                               Securities      High Yield
                                               Bond Series       Series          Series
-----------------------------------------------------------------------------------------
Purchases
U.S. government securities ..................  $1,768,228    $274,962,974    $     --
                                               ==========    ============    ============
Investments (non-U.S. government securities)   $  225,217    $     --        $274,964,837
                                               ==========    ============    ============
Sales
U.S. government securities ..................  $  549,277    $232,088,345    $     --
                                               ==========    ============    ============
Investments (non-U.S. government securities)   $   12,353    $     --        $211,153,446
                                               ==========    ============    ============

                                                                 MFS(R)/Foreign &
                                                                     Colonial
                                               International         Emerging
                                                 Growth and       Markets Equity       Money Market
                                               Income Series          Series             Series+
---------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ..................   $        --        $        --       $3,873,115,803
                                                ===========        ===========       ==============
Investments (non-U.S. government securities)    $25,842,615        $12,351,801       $1,058,626,297
                                                ===========        ===========       ==============
Sales
U.S. government securities ..................   $        --        $        --       $3,898,193,000
                                                ===========        ===========       ==============
Investments (non-U.S. government securities)    $16,289,313        $11,719,070       $1,024,585,000
                                                ===========        ===========       ==============

+Purchases and sales of investments for Money Market Series consist solely of short-term obligations.

                                                                      World Asset        World                      Zero Coupon
                                                  Strategic Income   Allocation(SM)   Governments    World Total      Series,
                                                       Series           Series           Series     Return Series  Portfolio 2000
---------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities .....................     $  223,594      $30,926,826     $114,701,713    $28,550,823      $     --
                                                     ==========      ===========     ============    ===========      ========
Investments (non-U.S. government securities) ...     $1,334,867      $86,516,226     $ 80,842,683    $44,389,815      $     --
                                                     ==========      ===========     ============    ===========      ========
Sales
U.S. government securities .....................     $       --      $19,564,976     $107,395,596    $21,986,579      $260,893
                                                     ==========      ===========     ============    ===========      ========
Investments (non-U.S. government securities) ...     $  618,145      $63,844,171     $ 94,755,563    $38,335,948      $     --
                                                     ==========      ===========     ============    ===========      ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                                                                                                 MFS(R)/Foreign &
                                                                                                      Colonial
                                                                                  International       Emerging
                                                  Government       High Yield      Growth and     Markets Equity   Money Market
                                Bond Series   Securities Series      Series      Income Series        Series          Series
--------------------------------------------------------------------------------------------------------------------------------
Aggregate cost ...............  $2,843,796      $414,166,128      $335,097,869    $ 62,411,399     $ 23,390,176    $356,862,606
                                ==========      ============      ============    ============     ============    ============
Gross unrealized appreciation   $   21,618      $ 13,526,674      $ 10,391,679    $ 12,600,257     $  1,479,609    $         --
Gross unrealized depreciation   $     (323)     $   (966,987)     $ (4,947,763)   $ (2,366,692)    $ (4,467,404)   $         --
                                ----------      ------------      ------------    ------------     ------------    ------------
 Net unrealized appreciation
  (depreciation) .............  $   21,295      $ 12,559,687      $  5,443,916    $ 10,233,565     $ (2,987,795)   $         --
                                ==========      ============      ============    ============     ============    ============


                                                                                               World
                                                           World Asset         World           Total         Zero Coupon
                                      Strategic Income    Allocation(SM)     Governments       Return           Series,
                                           Series            Series            Series          Series       Portfolio 2000
--------------------------------------------------------------------------------------------------------------------------
Aggregate cost .....................     $1,509,803       $126,890,488      $99,131,639     $ 78,596,259      $3,330,390
                                         ==========       ============      ===========     ============      ==========
Gross unrealized appreciation ......     $    4,468       $ 17,019,064      $   612,325     $ 13,716,021      $  130,093
Gross unrealized depreciation ......     $   (2,876)      $ (7,067,695)     $   (94,180)    $ (1,153,093)     $       --
                                         ----------       ------------      -----------     ------------      ----------
 Net unrealized appreciation
  (depreciation) ...................     $    1,592       $  9,951,369      $   518,145     $ 12,562,928      $  130,093
                                         ==========       ============      ===========     ============      ==========

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Trust shares during the periods ended June 30, 1998, and December 31, 1997, are presented below.

                                                                                   Bond Series
                                                                              Period ended June 30,
                                                                                     1998***
                                                                           ---------------------------
Shares sold ............................................................     262,446      $2,646,398
Shares issued to shareholders in reinvestment of distributions .........          --              --
Shares reacquired ......................................................      (7,616)        (77,444)
                                                                             -------      ----------
 Net increase ..........................................................     254,830      $2,568,954
                                                                             =======      ==========

***For the period from commencement of Series' investment operations, May 6, 1998 through June 30, 1998.

                                                                                  Government Securities Series
                                                                           Period Ended                    Year ended
                                                                          June 30, 1998                 December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ......................................................   6,084,014    $   79,935,961    6,269,218    $  79,600,457
Shares issued to shareholders in reinvestment of distributions ...   1,852,375        23,191,736    2,083,486       25,293,515
Shares reacquired ................................................  (3,989,764)      (52,173,959)  (8,394,026)    (106,557,412)
                                                                    ----------    --------------   ----------    -------------
 Net increase (decrease) .........................................   3,946,625    $   50,953,738      (41,322)   $  (1,663,440)
                                                                    ==========    ==============   ==========    =============


                                                                                      High Yield Series
                                                                          Period ended                    Year ended
                                                                         June 30, 1998                December 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................   9,803,764       $ 96,906,021   19,435,303    $ 181,713,288
Shares issued to shareholders in reinvestment of distributions ..   2,105,706         20,130,545    1,705,882       15,079,993
Shares reacquired ...............................................  (4,433,852)       (43,998,550) (14,128,975)    (131,893,857)
                                                                   ----------       ------------  -----------    -------------
 Net increase ...................................................   7,475,618       $ 73,038,016    7,012,210    $  64,899,424
                                                                   ==========       ============  ===========    =============

                                                                             International Growth and Income Series
                                                                           Period ended                     Year ended
                                                                          June 30, 1998                 December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................     2,663,589    $ 33,142,560      2,177,646    $ 23,608,560
Shares issued to shareholders in reinvestment of distributions .       153,974       1,998,589         48,440         519,278
Shares reacquired ..............................................    (1,752,591)    (21,694,091)      (989,238)    (10,727,142)
                                                                    ----------    ------------      ---------    ------------
 Net increase ..................................................     1,064,972    $ 13,447,058      1,236,848    $ 13,400,696
                                                                    ==========    ============      =========    ============

                                                                   MFS(R)/Foreign & Colonial Emerging Markets Equity Series
                                                                          Period ended                     Year ended
                                                                         June 30, 1998                 December 31, 1997
------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................    1,144,076    $ 12,037,810       2,597,554    $30,304,756
Shares issued to shareholders in reinvestment of distributions .       71,423         759,938             685          7,806
Shares reacquired ..............................................   (1,068,049)    (11,197,927)       (734,171)    (8,603,757)
                                                                   ----------    ------------       ---------    -----------
 Net increase ..................................................      147,450    $  1,599,821       1,864,068    $21,708,805
                                                                   ==========    ============       =========    ===========

                                                                                     Money Market Series
                                                                           Period ended                    Year ended
                                                                           June 30, 1998                December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................    342,487,869    $342,487,869    795,411,183    $ 795,411,183
Shares issued to shareholders in reinvestment of distributions .      8,933,979       8,933,979     19,348,059       19,348,059
Shares reacquired ..............................................   (331,008,200)   (331,008,200)  (883,864,334)    (883,864,334)
                                                                   ------------    ------------   ------------    -------------
 Net increase (decrease) .......................................     20,413,648    $ 20,413,648    (69,105,092)   $ (69,105,092)
                                                                   ============    ============   ============    =============

                                                                             Strategic Income Series
                                                                          Period ended June 30, 1998***
-------------------------------------------------------------------------------------------------------
Shares sold ............................................................     143,259      $1,439,420
Shares issued to shareholders in reinvestment of distributions .........          --              --
Shares reacquired ......................................................      (5,629)        (56,422)
                                                                             -------      ----------
 Net increase ..........................................................     137,630      $1,382,998
                                                                             =======      ==========

***For the period from commencement of Series' investment operations, May 6, 1998 through June 30, 1998.

                                                                              World Asset Allocation(SM) Series
                                                                           Period ended                    Year ended
                                                                          June 30, 1998                December 31, 1997
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................   1,123,180    $17,146,487       3,321,881    $ 47,471,104
Shares issued to shareholders in reinvestment of distributions ..     627,288      9,459,505         345,266       4,768,120
Shares reacquired ...............................................    (843,904)    12,819,307)       (801,606)    (11,485,960)
                                                                    ---------    -----------       ---------    ------------
 Net increase ...................................................     906,564    $13,786,685       2,865,541    $ 40,753,264
                                                                    =========    ===========       =========    ============


                                                                                    World Governments Series
                                                                            Period ended                    Year ended
                                                                           June 30, 1998                December 31, 1997
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................       390,440    $   4,225,617       943,520    $ 10,115,726
Shares issued to shareholders in reinvestment of distributions ..       119,653        1,288,659       477,929       5,018,251
Shares reacquired ...............................................    (1,671,327)     (18,082,346)   (3,720,826)    (39,962,015)
                                                                     ----------    -------------    ----------    ------------
 Net decrease ...................................................    (1,161,234)   $ (12,568,070)   (2,299,377)   $(24,828,038)
                                                                     ==========    =============    ==========    ============


                                                                                 World Total Return Series
                                                                         Period ended                  Year ended
                                                                        June 30, 1998              December 31, 1997
-------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................   1,161,923    $ 18,010,305    2,439,728    $ 33,780,337
Shares issued to shareholders in reinvestment of distributions .     255,010       3,937,348       95,674       1,281,077
Shares reacquired ..............................................    (443,436)     (6,945,828)    (485,744)     (6,851,705)
                                                                   ---------    ------------    ---------    ------------
 Net increase ..................................................     973,497    $ 15,001,825    2,049,658    $ 28,209,709
                                                                   =========    ============    =========    ============

                                                                              Zero Coupon Series, Portfolio 2000
                                                                          Period ended                 Year ended
                                                                         June 30, 1998              December 31, 1997
                                                                   -------------------------- -----------------------------
Shares sold ......................................................     32,274    $  281,743       288,656    $  2,515,659
Shares issued to shareholders in reinvestment of distributions ...     24,952       212,590        27,424         230,910
Shares reacquired ................................................    (60,452)     (534,997)     (398,721)     (3,490,848)
                                                                      -------    ----------      --------    ------------
 Net decrease ....................................................     (3,226)   $  (40,664)      (82,641)   $   (744,279)
                                                                      =======    ==========      ========    ============

(6) Financial Instruments

Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, futures contracts, and swap agreements.

The notional or contractual amounts of these instruments represent the investment the Series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1998, is shown below and on the following pages.

Written Option Transactions -- World Asset Allocation(SM) Series
----------------------------------------------------------------
                                                                            1998 Calls                            1998 Puts
                                                   -----------------------------------   ----------------------------------
                                                    Principal Amounts                     Principal Amounts
                                                       of Contracts                         of Contracts
                                                      (000 Omitted)         Premiums        (000 Omitted)        Premiums
                                                   -------------------   -------------   ------------------   -------------
Outstanding, beginning of period --
 Canadian Dollar ...............................                --        $       --             16,608        $  276,801
 Deutsche Marks/British Pounds .................            20,230           101,373                 --                --
 Japanese Yen ..................................         1,423,136           224,592            812,255            81,533
 Swiss Francs/Deutsche Marks ...................            15,752           109,845                 --                --
Options written --
 Canadian Dollar ...............................                --                --             10,001            37,415
 Deutsche Marks/British Pounds .................                --                --             14,247            78,899
 Japanese Yen ..................................                --                --          8,092,095           327,742
 Japanese Yen/New Zealand Dollar ...............           929,511           292,133                 --                --
 Norwegian Krona/Deutsche Marks ................                --                --            109,652            38,566
Options terminated in closing transactions --
 Deutsche Marks/British Pounds .................                --                --            (14,247)          (78,899)
 Japanese Yen ..................................                --                --           (812,255)          (81,533)
 Norwegian Krona/Deutsche Marks ................                --                --           (109,652)          (38,566)
 Swiss Francs/Deutsche Marks ...................           (15,752)         (109,845)                --                --
Options expired --
 Canadian Dollar ...............................                --                --            (16,608)         (276,801)
 Deutsche Marks/British Pounds .................           (20,230)         (101,373)                --                --
 Japanese Yen ..................................        (1,423,136)         (224,592)        (5,462,090)         (282,877)
                                                                          ----------                           ----------
Outstanding, end of period .....................                          $  292,133                           $   82,280
                                                                          ==========                           ==========
Options outstanding at end of period consist of:
 Canadian Dollar ...............................                --                --             10,001            37,415
 Japanese Yen ..................................                --                --          2,630,005            44,865
 Japanese Yen/New Zealand Dollar ...............           929,511           292,133                 --                --
                                                                          ----------                           ----------
Outstanding, end of period .....................                          $  292,133                           $   82,280
                                                                          ==========                           ==========

At June 30, 1998, the World Asset Allocation(SM) Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Governments Series
-------------------------------------------------------
                                                                           1998 Calls                           1998 Puts
                                                   ----------------------------------   ---------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --
 Japanese Yen ..................................         1,367,105        $  215,750                 --         $      --
Options written --
 Canadian Dollars ..............................                --                --              7,287            27,260
 Japanese Government Bonds .....................         1,348,800            20,723          2,701,000            76,358
 Japanese Yen/Deutsche Marks ...................         1,304,443           303,356                 --                --
Options terminated in closing transactions --
 Japanese Government Bonds .....................        (1,348,800)          (20,723)        (2,701,000)          (76,358)
Options expired--
 Japanese Yen ..................................        (1,367,105)         (215,750)                --                --
                                                                          ----------                            ---------
Outstanding, end of period .....................                          $  303,356                            $  27,260
                                                                          ==========                            =========
Options outstanding at end of period consist of:
 Canadian Dollars ..............................                --        $       --              7,287         $  27,260
 Japanese Yen/Deutsche Marks ...................         1,304,443           303,356                 --                --
                                                                          ----------                            ---------
Outstanding, end of period .....................                          $  303,356                            $  27,260
                                                                          ==========                            =========

At June 30, 1998, the World Governments Series had sufficient cash and/or securities at least equal to the value of the written options.

Written Option Transactions -- World Total Return Series
--------------------------------------------------------
                                                                           1998 Calls                           1998 Puts
                                                   ----------------------------------   ---------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --
 Japanese Yen ..................................           311,538         $  49,165                 --        $       --
Options written --
 Canadian Dollars ..............................                --                --              2,497             9,343
 Japanese Yen ..................................           434,300             6,673            869,700            24,586
 Japanese Yen/Deutsche Marks ...................           366,467            85,224                 --                --
Options terminated in closing transactions --
 Japanese Yen ..................................          (745,838)          (55,838)          (869,700)          (24,586)
                                                                           ---------                           ----------
Outstanding, end of period .....................                           $  85,224                            $   9,343
                                                                           =========                           ==========
Options outstanding at end of period consist of:
 Canadian Dollars ..............................                --         $      --              2,497         $   9,343
 Japanese Yen/Deutsche Marks ...................           366,467            85,224                 --                --
                                                                           ---------                           ----------
Outstanding, end of period .....................                           $  85,224                            $   9,343
                                                                           =========                           ==========

At June 30, 1998, the World Total Return Series had sufficient cash and/or securities at least equal to the value of the written options.


Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                         Contracts to    Contracts                     Net Unrealized
Series                   Transaction   Settlement Date  Deliver/Receive   at Value   In Exchange for    Depreciation
----------------------- ------------- ----------------- --------------- ----------- ----------------- ---------------
International           Purchases         9/25/98       CAD   510,775    $348,140        $356,828         $(8,688)
                                                                                                          =======
Growth & Income Series

Forward foreign currency exchange contract purchases and sales under master netting agreements excluded above for International Growth and Income Series amounted to a net payable of $5,135 with Bankers Trust, and a net receivable of $11,412 with Merrill Lynch and $2,649 with Swiss Bank Corporation
International.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                                   Net Unrealized
                                                              Contracts to         Contracts at                     Appreciation
Series                      Transaction   Settlement Date   Deliver/Receive            Value      In Exchange For  (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
World Asset Allocation(SM) Sales             9/25/98       FRF       19,082,357    $ 3,167,482      $ 3,225,005     $   57,523
Series                                       5/03/99       HKD       55,000,000      6,820,118        6,919,980         99,862
                                             9/25/98       ITL    2,316,926,941      1,304,237        1,325,853         21,616
                                             9/25/98       JPY    3,246,253,743     23,786,209       24,929,953      1,143,744
                                             9/25/98       NLG       15,020,986      7,413,895        7,555,828        141,933
                                                                                   -----------      -----------     ----------
                                                                                   $42,491,941      $43,956,619     $1,464,678
                                                                                   ===========      ===========     ==========
---------------------------------------------------------------------------------------------------------------------------------
                           Purchases         9/25/98       CAD       11,844,277    $ 8,073,006      $ 8,082,073     $   (9,067)
                                             5/03/99       HKD       55,000,000      6,820,118        6,729,954         90,164
                                             9/25/98       HPY    2,022,483,910     14,819,305       15,531,881       (712,576)
                                                                                   -----------      -----------     ----------
                                                                                   $29,712,429      $30,343,908     $ (631,479)
                                                                                   ===========      ===========     ==========

Forward foreign currency exchange contract purchases and sales under master netting arrangements excluded above for World Asset Allocation(SM) Series amounted to a net payable of $184,124 with Bankers Trust, $310,603 with Deutsche Bank, $398,034 with Merrill Lynch and a net receivable of $82,573 with First Boston and $505,282 with Swiss Bank Corporation.


Forward Foreign Currency Exchange Contracts
-------------------------------------------


                                                                                                                   Net Unrealized
                                                                Contracts to        Contracts                       Appreciation
Series                      Transaction   Settlement Date     Deliver/Receive        at Value    In Exchange for   (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
World Governments Series   Sales         9/25/98           CAD    $    7,897,842   $ 5,383,133     $ 5,371,037     $    (12,096)
                                         9/25/98           JPY     2,626,546,460    19,245,440      19,694,062          448,622
                                                                                   -----------     -----------     ------------
                                                                                   $24,628,573     $25,065,099     $    436,526
                                                                                   -----------     -----------     ------------
---------------------------------------------------------------------------------------------------------------------------------
                           Purchases     9/25/98           CAD        19,898,975   $13,563,051     $13,901,466     $   (338,415)
                                         9/25/98           JPY     5,098,683,058    37,359,476      38,947,997       (1,588,521)
                                         9/25/98           NLG            20,687        10,210          10,405             (195)
                                                                                   -----------     -----------     ------------
                                                                                   $50,932,737     $52,859,868     $ (1,927,131)
                                                                                   -----------     -----------     ------------

Forward foreign currency exchange contract purchases and sales under master netting arrangements excluded above for World Government Series amounted to a net payable of $218,574 with Deutsche Bank, $529,140 with Merrill Lynch, $386,152 with Swiss Bank, and a net receivable of $129,934 with Bankers Trust and $248,000 with First Boston.


Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                Contracts to       Contracts                      Net Unrealized
Series                       Transaction   Settlement Date    Deliver/Receive       at Value    In Exchange for    Depreciation
--------------------------------------------------------------------------------------------------------------------------------
World Total Return Series   Purchases         9/25/98       CAD      4,813,037    $ 3,280,543     $ 3,362,397      $  (81,854)
                                              9/25/98       JPY    904,894,767      6,630,417       6,945,299        (314,882)
                                              9/25/98       NLG      3,213,185      1,585,929       1,616,290         (30,361)
                                                                                  -----------     -----------      ----------
                                                                                  $11,496,889     $11,923,986      $ (427,097)
                                                                                  ===========     ===========      ==========

Forward foreign currency purchases and sales under master netting agreements excluded above for World Total Return Series amounted to a net payable of $21,112 with Bankers Trust, $79,597 with Deutsche Bank, $57,329 with Merrill Lynch, $100,923 with Swiss Bank Corporation, and a net receivable of $23,121 with First Boston. Closed forward foreign currency exchange contracts excluded above amount to a net payable of $91,621 with Goldman Sachs.

At June 30, 1998, each Series had sufficient cash and/or securities at least equal to the value of the forward currency exchange contracts.

Index Swaps -- World Asset Allocation(SM) Series
------------------------------------------------

                 Notional Principal            Cash Flows                 Cash Flows           Unrealized
Expiration      Amount of Contracts        Paid by the Trust        Received by the Trust     Depreciation
----------------------------------------------------------------------------------------------------------
3/1/99              3,500,000          Lehman High Yield Index        Floating--1M Libor       $ (13,513)

(7) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount of its net assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 5% of the Series' net assets. At June 30, 1998, the High Yield Series, MFS[RegTM]/Foreign & Colonial Emerging Market Equity Series and World Asset Allocation(SM) Series owned the following restricted securities (consisting of 0.37%, 0.19% and 4.19% of the net assets of each series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in good faith by or at the direction of the Trustees.

                                                                               Date of       Share
Series                            Description                                Acquisition    Amount         Cost        Value
-------------------------------------------------------------------------------------------------------------------------------
High Yield Series                 Airplane Pass Through Trust, 10,875,2019     3/13/96      700,000    $  700,000   $  790,685
                                  Atlantic Gulf Communities Corp. warrants     9/25/95           30            --           62
                                  NEXTEL International, Inc. warrants           3/7/97          850         2,144        1,062
                                  Merrill Lynch Mortgage Investors, Inc.       6/22/97      500,000       346,563      483,828
                                   8.1615,2022                                                         ----------   ----------
MFS(R)/Foreign & Colonial         Bank Handlowy w Warszawie                                            $1,048,707   $1,275,637
Emerging Market Equity                                                                                 ==========   ==========
Series                                                                          7/9/97        2,118    $   26,267   $   40,421
                                                                                                       ==========   ==========
World Asset Allocation(SM) Series Hong Leong Finance Ltd.
                                  Jarvis Hotels PLC
                                  Cargill, COLT                                11/1/96      159,000    $  452,604   $  130,452
                                                                                7/2/96      119,000       301,997      341,406
                                                                               8/29/97    5,500,000     5,820,375    5,373,655
                                                                                                       ----------   ----------
                                                                                                       $6,574,976   $5,845,513
                                                                                                       ==========   ==========

(8) Line of Credit
The Trust and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

Independent Auditors' Report

To The Trustees and Contract Owners of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Bond Series, Government Securities Series, High Yield Series, International Growth and Income Series, MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Series, Money Market Series, Strategic Income Series, World Asset Allocation(SM) Series, World Government Series, World Total Return Series and Zero Coupon Series, Portfolio 2000, (each a portfolio of MFS/Sun Life Series Trust), as of June 30, 1998, the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for the six months then ended and each of the years in the five years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
August 7, 1998


                 ----------------------------------------------
This MFS(R)/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole (attorneys), Boston, Massachusetts

DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Boston, Massachusetts

GARTH MARSTON, Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW, Trustee
Vice Chairman, Capitol Entertainment Management Company;
Real Estate Consultant, Dallas, Texas

J. KERMIT BIRCHFIELD, Trustee
Consultant; Chairman, Display Technology, Inc. (Manufacturer of liquid-crystal display technology); Managing Director, Century Partners, Inc. (investments), Gloucester, Massachusetts

Officers+
JAMES R. BORDEWICK, JR., Assistant Secretary
MARK E. BRADLEY, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
W. THOMAS LONDON, Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617


Portfolio Managers+
JEAN O. ALESSANDRO
JOHN W. BALLEN
ARNAB KUMAR BANERJI
JOHN F. BRENNAN, JR.
STEPHEN C. BRYANT
DAVID M. CALABRO
JAMES J. CALMAS
JEFFREY CHOWDHRY
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
RICHARD O. HAWKINS
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
LESLIE J. NANBURG
KEVIN R. PARKE
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
D. RICHARD SMITH
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                     SUN-3A 8/98 178.5M